Annual
Report

[GRAPHIC OMITTED]

                                OCTOBER 31, 2002


FRANKLIN INVESTORS SECURITIES TRUST


   FRANKLIN CONVERTIBLE SECURITIES FUND

   FRANKLIN EQUITY INCOME FUND

   FRANKLIN SHORT-INTERMEDIATE
   U.S. GOVERNMENT SECURITIES FUND



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[PHOTO OMITTED]
CHARLES B. JOHNSON
CHAIRMAN
FRANKLIN INVESTORS SECURITIES TRUST




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


SHAREHOLDER LETTER

Dear Shareholder:

This annual report for Franklin Investors Securities Trust covers the fiscal year ended October 31, 2002.


A YEAR OF TURMOIL AND UNCERTAINTY
The 12 months under review was an extraordinary time of geopolitical upheaval and economic flux. Although the U.S. managed to pull away from recession with a tentative and uneven economic recovery, instability at home and abroad roiled the domestic stock markets while severely testing investors' trust and patience.

U.S. gross domestic product (GDP), a good measure of the country's overall economic health, rose modestly and painted a picture of a tepid economy making gradual progress toward recovery. Although GDP grew 3.25% for the year ended September 30, 2002, it appeared to be slowing again toward period-end, raising the specter of a double-dip recession. The New York-based Conference Board reported its Index of Leading Economic Indicators fell throughout the summer. Furthermore, consumer confidence fell in the fiscal year's final five months, mainly on concerns about financial markets, terrorism, possible war in Iraq and a weak job market. Indeed, many economists predicted further economic recovery, but one with little new job creation, as the unemployment rate jumped from 5.6% in November 2001 to a peak of 6.0% in April 2002 before settling back down to




CONTENTS

Shareholder Letter ....................   1

Fund Reports

 Franklin Convertible
 Securities Fund ......................   7

 Franklin Equity
 Income Fund ..........................  15

 Franklin Short-Intermediate
 U.S. Government
 Securities Fund ......................  27

Financial Highlights &
Statements of Investments .............  34

Financial Statements ..................  52

Notes to
Financial Statements ..................  57

Independent
Auditors' Report ......................  65

Tax Designation .......................  66

Board Members
and Officers ..........................  67

5.7% again at period-end. 1 Meanwhile, the federal budget deficit surged as new military and governmental initiatives were put into place following the events of September 11, and worldwide demand for U.S. goods and services slowed.

As would be expected, economic malaise forced many corporations to cautiously reduce earnings estimates and warn of possible tough times ahead as profit margins dwindled. Along the way, many companies delayed expansions and equipment upgrades, revamped operations to run leaner, and brought the excess overhead and inventories of the late 1990s' boom under control. Other companies came into the spotlight for entirely different, yet more troubling reasons: accounting fraud and CEO improprieties. Although finding and prosecuting the culprits offered some solace, the revelations left a stain on corporate America's identity and investor confidence, and contributed greatly to the sliding U.S. dollar and sinking stock markets. With the addition of widespread unease over possible war and terrorism, the seeds were sown for a gyrating, disappointing stock market year. Investors gained some confidence in the spring and early summer, inciting short-lived rallies, but by the end of September this sentiment deteriorated drastically, and all three major indexes fell to multi-year lows in October. For the 12 months ended October 31, 2002, the Nasdaq Composite Index, Dow Jones Industrial Average and Standard & Poor's 500 Composite Index (S&P 500) posted losses of 20.92%, 5.55% and 15.10%, respectively. 2 Value and growth stocks



1. Source: Bureau of Labor Statistics.
2. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The Dow Jones Industrial Average, calculated by Wilshire Associates Inc., is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

converged as the market sell-off widened in scope, causing both types to turn in similarly poor results.


POCKETS OF STRENGTH, ESPECIALLY IN THE BOND MARKET
The economy and financial markets exhibited areas of resiliency during the 12-month period. The Federal Reserve Board (the Fed), after making aggressive cuts to the federal funds target rate to keep the economy on track in the aftermath of September 11, elected to keep it unchanged at 1.75% through October 2002. Low interest rates fueled strong automobile sales and set off a huge wave of mortgage refinancing, putting more cash into consumers' hands and keeping the housing and related industries vibrant. Wages rose at an annual rate of 3.2% and inflation remained low, so real incomes grew for most people. 3 Consumer spending, further bolstered by recently enacted tax cuts, has underpinned the fragile economic recovery so far, but consumer debt rose during the period, and confidence began to dip.

As stocks fell, interest rates moved lower, aiding most types of bonds. The yield on the U.S. Treasury's 10-year note ended the period at 3.93%, after reaching a 44-year low of 3.61% on October 9. Investors flocked to the perceived safety of the fixed income markets, allowing Treasuries, municipal issuance and investment-grade corporate bonds to perform solidly. For the 12-month period, investment-grade corporate bonds, as measured by the Lehman Brothers Credit Index, returned 4.34%, while the 10-year Treasury note posted a 7.83% return. 4 High yield bonds were a volatile exception, as they tended to trade



[SIDEBAR]
"LOW INTEREST RATES FUELED STRONG AUTOMOBILE SALES AND SET OFF A HUGE WAVE OF MORTGAGE REFINANCING, PUTTING MORE CASH INTO CONSUMERS' HANDS AND KEEPING THE HOUSING AND RELATED INDUSTRIES VIBRANT."

3. Source: Bureau of Labor Statistics, 9/30/02.
4. Source: Standard & Poor's Micropal. The Lehman Brothers Credit Index measures publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Payden & Rygel 10-Year Treasury Note Index is a total return index based on a constant maturity instrument. The index includes both accrued interest and change in market price in its monthly total return calculations. Month-end yield levels are obtained from the Federal Reserve H15 publication and used to calculate price change.

more on generally deteriorating company fundamentals than on interest rate moves.


GUARDED OPTIMISM, HEIGHTENED VIGILANCE
The good news is that many leading economists, including Fed chief Alan Greenspan, believe the economy is now struggling past the excesses of the late 1990s' bubble economy, which could put us in very good shape for a more broadly based recovery in 2003. Inventories are lean again and the hard lessons of corporate accountability have been learned. We hope that in the wake of scandals and overextended stock markets we have reached a new level of corporate truth, reliability and sustainability. Less encouragingly, consumers continue to shoulder the burden of carrying the economy as businesses remain on the sideline and most economic indicators are still in the doldrums. Additionally, any news of armed conflict will almost surely strain the economy in the short term. The uncertainties this brings are apt to limit investor enthusiasm in the coming months.

The recent, intensified interest in corporate governance has highlighted the importance of Franklin Templeton's rigorous research process and decades of experience. Franklin Templeton Investments has more than 350 research analysts and portfolio managers whose goal is to carefully evaluate every company our funds invest in. Our portfolio managers couple their ongoing evaluation of a company's public financial statements and Wall Street analysis with their own individual and independent fundamental research.

Independent research typically involves numerous analytic measures, including regular conversations with company management, an equally comprehensive evaluation of that company's competition and a look at how the company fits in its sector, as well as other overall economic and country issues that might impact the company's true value.

We have always looked at the logic behind financial statements and paid particular attention to footnotes and explanations of accounting policies. We typically avoid investing in companies with accounting practices that we either do not understand, believe to be aggressive, or disagree with. Having said that, we do not have access to internal company financial data, so there is no way we can protect against outright fraud by management. That is an issue that needs to be addressed by the SEC, the stock exchanges and the auditors. We strongly support the legislation and measures we believe are in the best interest of our investors and shareholders.

Looking ahead, we anticipate continued economic recovery, and we remain optimistic about the long-term prospects for the Funds in Franklin Investors Securities Trust. We believe the federal government may develop more fiscal stimulus packages to reinvigorate economic growth as necessary, and many companies have cut costs significantly and streamlined their businesses, which could eventually yield strong earnings growth. The current bear market has lasted a long time by historical standards, and we think stock valuations are beginning to look more attractive.

Recent market uncertainty reinforces the importance of investing for the long term, so short-term market fluctuations have minimal impact on overall investment goals. Investors tend to overreact at the worst times, and often view stocks and bonds as alternatives to one another instead of complements. At Franklin Templeton, we think bonds should be held for income and portfolio diversification. We firmly believe that most people benefit from professional advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------




and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.

Sincerely,

/S/SIGNATURE
Charles B. Johnson
Chairman
Franklin Investors Securities Trust

[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

FRANKLIN CONVERTIBLE
SECURITIES FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN CONVERTIBLE SECURITIES FUND SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT WITH REASONABLE RISK THROUGH A PORTFOLIO OF CONVERTIBLE SECURITIES.
--------------------------------------------------------------------------------


This annual report for Franklin Convertible Securities Fund covers the fiscal year ended October 31, 2002. The 12 months under review was a difficult time for the U.S. financial markets as corporate scandals shook investor confidence while the U.S. economic recovery's pace and strength remained uncertain. Fear of continued economic weakness, combined with the prospect of a possible war in Iraq, contributed to the equity markets' steep decline during the second half of the reporting period. These factors also contributed to corporate bonds' difficulties as evidenced by the widening of corporate bond spreads (the yield difference between corporate debt and Treasuries) in the face of the lowest Treasury bond yields in decades.

Within this difficult environment, Franklin Convertible Securities Fund - Class A posted a -11.74% cumulative total return for the 12-month period ended October 31, 2002, as shown in the Performance Summary beginning on page 12, compared with the



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets
10/31/02
Convertible Preferred Stocks 47.8%
Convertible Bonds 44.1%
Common Stocks & Warrants 2.9%
Short-Term Investments & Other Net Assets 5.2%

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 36.

TOP 5 PREFERRED STOCKS
Franklin Convertible
Securities Fund
10/31/02

COMPANY                          % OF TOTAL
SECTOR/INDUSTRY                  NET ASSETS
--------------------------------------------------------------------------------

Ford Motor Co.
Capital Trust II                    2.5%
CONSUMER DURABLES

Suiza Capital Trust II              2.4%
CONSUMER NON-DURABLES

Travelers Property Casualty         2.4%
FINANCE

Weatherford
International Inc.                  2.2%
INDUSTRIAL SERVICES

FPL Group Inc.                      2.1%
UTILITIES



TOP 5 BONDS
Franklin Convertible
Securities Fund
10/31/02

COMPANY                           % OF TOTAL
SECTOR/INDUSTRY                   NET ASSETS
--------------------------------------------------------------------------------

Liberty Media Corp.
into Viacom                          2.7%
CONSUMER SERVICES

Liberty Media Corp.
into Motorola                        2.2%
ELECTRONIC TECHNOLOGY

Waste Connections Inc.               2.2%
INDUSTRIAL SERVICES

ICN Pharmaceuticals Inc.             2.1%
HEALTH TECHNOLOGY

Semtech Corp.
ELECTRONIC TECHNOLOGY                1.9%





-10.04% return of its benchmark, the Goldman Sachs/Bloomberg U.S. Convertible 100 Index. The Fund's performance compared favorably with overall equity markets as represented by the -15.10% return of the Standard & Poor's 500 Composite Index (S&P 500) and the Nasdaq Composite Index's -20.92% return. 1 We attribute the Fund's relative outperformance mainly to our strategy of maintaining a portfolio of "balanced" convertible securities that can offer the appropriate combination of upside equity participation in a rising market, with current income, and downside support in a declining equity environment.

The Fund's performance during the year under review was aided by defensive positions in companies with steady revenue streams that are relatively recession resistant. These holdings included Performance Food Group, the number three player in food distribution; Waste Connections, a solid-waste collection and disposal business; and Dean Foods (Suiza Capital Trust II), a milk and dairy processor and distributor. Additionally our positions in electric utility companies that derive most of their revenues from regulated businesses, such as FPL Group, contributed to the Fund's performance. Low mortgage rates and the resulting refinancing cycle helped consumer spending to remain strong for most of the period, and the Fund benefited from advertising's resulting strength through our positions in media conglomerate Viacom (Liberty Media Corp. into Viacom) as well as a new position in outdoor advertising company Lamar Advertising.


1. Source: Standard & Poor's Micropal. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index is an equal-weighted index composed of 100 convertible securities designed to provide an objective and reliable benchmark for the U.S. convertible market. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

DIVIDEND DISTRIBUTIONS
Franklin Convertible Securities Fund
11/1/01-10/31/02

                                            DIVIDEND PER SHARE
                                         -------------------------------
MONTH                                      CLASS A           CLASS C
                                         -------------------------------
November                                 6.25 cents         5.43 cents
December                                 7.75 cents*        6.99 cents*
January                                  6.25 cents         5.49 cents
February                                 6.25 cents         5.49 cents
March                                    6.25 cents         5.37 cents
April                                    6.25 cents         5.37 cents
May                                      6.25 cents         5.37 cents
June                                     6.25 cents         5.42 cents
July                                     6.25 cents         5.42 cents
August                                   6.25 cents         5.42 cents
September                                6.25 cents         5.42 cents
October                                  5.04 cents         4.78 cents
------------------------------------------------------------------------
TOTAL                                    75.29 CENTS        65.97 CENTS
------------------------------------------------------------------------

*Includes an additional 1.5 cent distribution to meet excise tax requirements.

During the reporting period, we employed our ongoing strategy of maintaining a portfolio of balanced convertible securities. With this in mind, we reduced our portfolio's equity sensitivity, or delta, by selling securities that have become overly equity sensitive so as to maintain the appropriate level of downside protection for the Fund. Similarly when positions lost delta, reducing their ability to appreciate with increases in the underlying common stock, we sought to redeploy the assets in more balanced convertible securities to maintain the upside participation of the Fund.

Looking forward, we remain optimistic about the long-term prospects for the U.S. financial markets as the economy recovers and accounting reforms and the increased responsibility of corporate boards help to increase investor confidence. We believe the Fund is well-positioned to take advantage of the domestic convertible securities market's favorable outlook. Convertible securities' fixed income nature provides current income and reduced volatility relative to the underlying equities given the downside protection convertible securities offer, and should benefit if corporate credit spreads narrow. Additionally, the option of converting provides the ability to participate in any future price appreciation of the underlying common stocks.

/S/SIGNATURE
Alan E. Muschott, CFA

/S/SIGNATURE
Edward D. Perks, CFA

Portfolio Management Team
Franklin Convertible Securities Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In July 2002, ALAN MUSCHOTT assumed portfolio manager responsibilities for Franklin Convertible Securities Fund. Mr. Muschott is a vice president and portfolio manager for Franklin Advisers, Inc. He co-manages Franklin Global Communications Fund, FTVIPT Global Communications Fund, and Franklin World Telecom Fund. Mr. Muschott's prior research responsibilities included the analysis of the data storage industry, including storage system, subsystem, and component companies; the cable television industry, including cable television, DBS, and satellite radio companies; and the competitive telecommunications industry, including long-haul telecommunications companies, competitive local exchange carriers (CLEC), Internet service providers, and data/web hosting companies.

Mr. Muschott joined Franklin Templeton Investments in August 1998. Prior to joining Franklin Templeton, he practiced law as an attorney for more than 10 years. Mr. Muschott received a bachelor's degree in finance from Bradley University, a J.D. from the University of Illinois, and a Masters of Business Administration from the University of California, Los Angeles. Mr. Muschott is a Chartered Financial Analyst and is a member of the Security Analysts of San Francisco and the Association for Investment Management and Research.
--------------------------------------------------------------------------------

FRANKLIN CONVERTIBLE
SECURITIES FUND



PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION



CLASS A                        CHANGE        10/31/02  10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.19         $10.87    $13.06
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.7529

CLASS C                        CHANGE        10/31/02  10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.18         $10.82    $13.00
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.6597


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



Past performance does not guarantee future results.

PERFORMANCE



CLASS A                                        1-YEAR   5-YEAR        10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                      -11.74%  +7.67%         +132.30%
Average Annual Total Return 2                  -16.84%  +0.29%           +8.16%
Value of $10,000 Investment 3                  $8,316   $10,148        $21,904
Avg. Ann. Total Return (9/30/02) 4             -15.20%  -0.68%          +8.10%

Distribution Rate 5                    5.25%
30-Day Standardized Yield 6            7.11%

                                                                       INCEPTION
CLASS C                                        1-YEAR   5-YEAR         (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1                      -12.35%  +3.86%         +43.37%
Average Annual Total Return 2                  -14.05%  +0.56%          +5.07%
Value of $10,000 Investment 3                  $8,595   $10,281        $14,195
Avg. Ann. Total Return (9/30/02) 4             -12.51%  -0.43%          +4.88%

Distribution Rate 5                    5.25%
30-Day Standardized Yield 6            6.77%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price per share on 10/31/02.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/02.


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DISTRIBUTIONS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.


CLASS A (11/1/92-10/31/02)
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                               Franklin Convertible Securities           Goldman Sachs/Bloomberg U.S.
Date                                  Fund - Class A                      Convertible 100 Bond Index
11/1/92                                   $9,429                                     $10,000
11/30/92                                  $9,828                                     $10,231
12/31/92                                 $10,096                                     $10,370
1/31/93                                  $10,364                                     $10,606
2/28/93                                  $10,325                                     $10,729
3/31/93                                  $10,733                                     $11,090
4/30/93                                  $10,712                                     $11,070
5/31/93                                  $11,003                                     $11,347
6/30/93                                  $11,121                                     $11,518
7/31/93                                  $11,249                                     $11,489
8/31/93                                  $11,657                                     $11,809
9/30/93                                  $11,842                                     $11,823
10/31/93                                 $12,094                                     $12,004
11/30/93                                 $11,870                                     $11,961
12/31/93                                 $12,169                                     $12,146
1/31/94                                  $12,499                                     $12,445
2/28/94                                  $12,454                                     $12,389
3/31/94                                  $11,999                                     $12,018
4/30/94                                  $11,817                                     $11,802
5/31/94                                  $11,862                                     $11,838
6/30/94                                  $11,848                                     $11,705
7/31/94                                  $12,110                                     $11,952
8/31/94                                  $12,404                                     $12,289
9/30/94                                  $12,350                                     $12,122
10/31/94                                 $12,357                                     $12,065
11/30/94                                 $12,002                                     $11,641
12/31/94                                 $11,970                                     $11,556
1/31/95                                  $11,895                                     $11,785
2/28/95                                  $12,143                                     $12,175
3/31/95                                  $12,490                                     $12,534
4/30/95                                  $12,828                                     $12,837
5/31/95                                  $13,210                                     $13,205
6/30/95                                  $13,594                                     $13,647
7/31/95                                  $14,145                                     $14,066
8/31/95                                  $14,279                                     $14,242
9/30/95                                  $14,545                                     $14,409
10/31/95                                 $14,232                                     $14,095
11/30/95                                 $14,601                                     $14,657
12/31/95                                 $14,866                                     $14,738
1/31/96                                  $15,141                                     $15,158
2/29/96                                  $15,379                                     $15,417
3/31/96                                  $15,536                                     $15,630
4/30/96                                  $15,910                                     $15,777
5/31/96                                  $16,236                                     $16,059
6/30/96                                  $15,981                                     $15,948
7/31/96                                  $15,397                                     $15,417
8/31/96                                  $15,947                                     $15,907
9/30/96                                  $16,574                                     $16,428
10/31/96                                 $16,610                                     $16,337
11/30/96                                 $17,217                                     $16,888
12/31/96                                 $17,294                                     $16,759
1/31/97                                  $18,067                                     $17,059
2/28/97                                  $17,879                                     $17,117
3/31/97                                  $17,489                                     $16,986
4/30/97                                  $17,530                                     $17,225
5/31/97                                  $18,410                                     $18,031
6/30/97                                  $19,007                                     $18,565
7/31/97                                  $20,003                                     $19,668
8/31/97                                  $20,154                                     $19,520
9/30/97                                  $21,006                                     $20,500
10/31/97                                 $20,343                                     $20,008
11/30/97                                 $20,509                                     $19,940
12/31/97                                 $20,799                                     $20,028
1/31/98                                  $20,500                                     $19,946
2/28/98                                  $20,998                                     $20,987
3/31/98                                  $21,179                                     $21,761
4/30/98                                  $21,437                                     $22,001
5/31/98                                  $20,827                                     $21,407
6/30/98                                  $20,400                                     $21,533
7/31/98                                  $19,892                                     $21,055
8/31/98                                  $17,715                                     $18,617
9/30/98                                  $18,070                                     $18,976
10/31/98                                 $18,322                                     $19,724
11/30/98                                 $18,963                                     $20,603
12/31/98                                 $19,347                                     $21,578
1/31/99                                  $19,789                                     $22,262
2/28/99                                  $18,869                                     $21,572
3/31/99                                  $18,838                                     $21,954
4/30/99                                  $19,654                                     $23,196
5/31/99                                  $20,072                                     $23,419
6/30/99                                  $20,783                                     $23,777
7/31/99                                  $20,522                                     $23,701
8/31/99                                  $20,701                                     $23,568
9/30/99                                  $20,635                                     $23,031
10/31/99                                 $20,932                                     $23,651
11/30/99                                 $21,802                                     $24,405
12/31/99                                 $23,440                                     $26,016
1/31/00                                  $23,969                                     $26,221
2/29/00                                  $25,466                                     $26,900
3/31/00                                  $26,335                                     $27,616
4/30/00                                  $25,922                                     $26,956
5/31/00                                  $25,485                                     $26,476
6/30/00                                  $26,512                                     $28,036
7/31/00                                  $26,085                                     $27,696
8/31/00                                  $28,228                                     $30,139
9/30/00                                  $27,996                                     $29,301
10/31/00                                 $27,319                                     $28,200
11/30/00                                 $24,880                                     $25,272
12/31/00                                 $27,040                                     $26,632
1/31/01                                  $28,977                                     $28,667
2/28/01                                  $27,260                                     $26,568
3/31/01                                  $26,346                                     $25,288
4/30/01                                  $28,181                                     $26,279
5/31/01                                  $27,982                                     $26,019
6/30/01                                  $27,448                                     $25,155
7/31/01                                  $27,100                                     $24,914
8/31/01                                  $26,259                                     $24,430
9/30/01                                  $23,944                                     $22,854
10/31/01                                 $24,818                                     $23,174
11/30/01                                 $26,364                                     $24,092
12/31/01                                 $27,260                                     $24,468
1/31/02                                  $26,764                                     $23,966
2/28/02                                  $26,094                                     $23,130
3/31/02                                  $27,358                                     $23,993
4/30/02                                  $27,150                                     $23,544
5/31/02                                  $26,605                                     $23,367
6/30/02                                  $24,739                                     $22,152
7/31/02                                  $22,640                                     $20,794
8/31/02                                  $22,905                                     $21,223
9/30/02                                  $21,641                                     $20,143
10/31/02                                 $21,904                                     $20,848

AVERAGE ANNUAL TOTAL RETURN

CLASS A             10/31/02
--------------------------------------------------------------------------------

1-Year               -16.84%

5-Year                +0.29%

10-Year               +8.16%


CLASS C (10/2/95-10/31/02)
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                               Franklin Convertible Securities           Goldman Sachs/Bloomberg U.S.
Date                                  Fund - Class C                      Convertible 100 Bond Index
10/2/95                                      $9,901                                 $10,000
10/31/95                                     $9,708                                  $9,782
11/30/95                                     $9,964                                 $10,172
12/31/95                                    $10,125                                 $10,228
1/31/96                                     $10,317                                 $10,520
2/29/96                                     $10,468                                 $10,700
3/31/96                                     $10,571                                 $10,847
4/30/96                                     $10,822                                 $10,949
5/31/96                                     $11,032                                 $11,145
6/30/96                                     $10,854                                 $11,068
7/31/96                                     $10,451                                 $10,700
8/31/96                                     $10,812                                 $11,040
9/30/96                                     $11,232                                 $11,401
10/31/96                                    $11,245                                 $11,338
11/30/96                                    $11,659                                 $11,720
12/31/96                                    $11,697                                 $11,631
1/31/97                                     $12,214                                 $11,840
2/28/97                                     $12,079                                 $11,880
3/31/97                                     $11,807                                 $11,788
4/30/97                                     $11,827                                 $11,955
5/31/97                                     $12,416                                 $12,514
6/30/97                                     $12,803                                 $12,884
7/31/97                                     $13,469                                 $13,650
8/31/97                                     $13,564                                 $13,547
9/30/97                                     $14,123                                 $14,227
10/31/97                                    $13,667                                 $13,886
11/30/97                                    $13,780                                 $13,839
12/31/97                                    $13,957                                 $13,900
1/31/98                                     $13,756                                 $13,843
2/28/98                                     $14,071                                 $14,565
3/31/98                                     $14,184                                 $15,103
4/30/98                                     $14,348                                 $15,269
5/31/98                                     $13,939                                 $14,857
6/30/98                                     $13,643                                 $14,944
7/31/98                                     $13,294                                 $14,613
8/31/98                                     $11,826                                 $12,920
9/30/98                                     $12,056                                 $13,170
10/31/98                                    $12,217                                 $13,689
11/30/98                                    $12,638                                 $14,299
12/31/98                                    $12,888                                 $14,976
1/31/99                                     $13,176                                 $15,450
2/28/99                                     $12,554                                 $14,971
3/31/99                                     $12,535                                 $15,236
4/30/99                                     $13,061                                 $16,099
5/31/99                                     $13,331                                 $16,253
6/30/99                                     $13,798                                 $16,502
7/31/99                                     $13,616                                 $16,449
8/31/99                                     $13,717                                 $16,357
9/30/99                                     $13,675                                 $15,984
10/31/99                                    $13,864                                 $16,414
11/30/99                                    $14,434                                 $16,938
12/31/99                                    $15,501                                 $18,055
1/31/00                                     $15,842                                 $18,198
2/29/00                                     $16,837                                 $18,669
3/31/00                                     $17,391                                 $19,166
4/30/00                                     $17,106                                 $18,708
5/31/00                                     $16,816                                 $18,375
6/30/00                                     $17,476                                 $19,457
7/31/00                                     $17,184                                 $19,222
8/31/00                                     $18,580                                 $20,917
9/30/00                                     $18,416                                 $20,336
10/31/00                                    $17,959                                 $19,571
11/30/00                                    $16,339                                 $17,540
12/31/00                                    $17,764                                 $18,483
1/31/01                                     $18,993                                 $19,895
2/28/01                                     $17,885                                 $18,439
3/31/01                                     $17,272                                 $17,550
4/30/01                                     $18,467                                 $18,238
5/31/01                                     $18,313                                 $18,058
6/30/01                                     $17,963                                 $17,458
7/31/01                                     $17,712                                 $17,291
8/31/01                                     $17,162                                 $16,955
9/30/01                                     $15,645                                 $15,861
10/31/01                                    $16,196                                 $16,084
11/30/01                                    $17,186                                 $16,720
12/31/01                                    $17,764                                 $16,981
1/31/02                                     $17,430                                 $16,633
2/28/02                                     $16,994                                 $16,053
3/31/02                                     $17,797                                 $16,651
4/30/02                                     $17,650                                 $16,340
5/31/02                                     $17,295                                 $16,218
6/30/02                                     $16,056                                 $15,374
7/31/02                                     $14,677                                 $14,432
8/31/02                                     $14,852                                 $14,729
9/30/02                                     $14,019                                 $13,979
10/31/02                                    $14,195                                 $14,469

AVERAGE ANNUAL TOTAL RETURN

CLASS C                  10/31/02
--------------------------------------------------------------------------------

1-Year                    -14.05%

5-Year                     +0.56%

Since Inception (10/2/95)  +5.07%



6. Source: Standard & Poor's Micropal. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index is an equal-weighted index composed of 100 convertible securities designed to provide an objective and reliable benchmark for the U.S. convertible market.


Past performance does not guarantee future results.

[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

FRANKLIN EQUITY INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN EQUITY INCOME FUND SEEKS TO MAXIMIZE TOTAL RETURN, EMPHASIZING HIGH, CURRENT INCOME AND CAPITAL APPRECIATION, CONSISTENT WITH REASONABLE RISK, THROUGH A PORTFOLIO OF COMMON STOCKS WITH ABOVE-AVERAGE DIVIDEND YIELDS.
--------------------------------------------------------------------------------


The 12 months ended October 31, 2002, was a difficult period for Franklin Equity Income Fund and the broader equity markets. The specter of war in Iraq and lingering fear of more terrorist attacks drove many investors out of stocks and into the perceived safety of such investment vehicles as U.S. government bonds. Moreover, several high-profile corporate and accounting scandals contributed to an investor crisis of confidence and increased the level of skepticism about earnings quality. These issues, combined with continued earnings estimates cuts and the economic recovery's feeble pace, led to equity market weakness and lower valuations. The Federal Reserve Board (the Fed) lowered the federal funds target rate to 1.75% during the year under review, and by October 9 the 10-year Treasury yield sank to 3.61% -- the lowest in 44 years.

During the year under review, the Standard & Poor's 500 Composite Index (S&P
500) declined 15.10%, down 39.95% from



The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 44.

its high on March 23, 2000. 1 Value and growth stocks' performance converged as the market sell-off widened in scope, causing both stock types to turn in similarly poor results for the 12-month period ended October 31, 2002. However, it is important to note that over the past 10 years, large-cap value stocks outperformed large-cap growth stocks by 4.1% on an annualized basis. 2

Our investment strategy is to focus on stocks and convertible securities of high-quality, well-established companies that pay above-average dividends. This discipline helps provide a cushion against market volatility in the form of current income as well as allows for capital appreciation potential. We often buy stocks of companies when they are out of favor with other investors and thus are selling at depressed prices and attractive valuations. We believe our emphasis on dividend paying stocks also aids us in steering clear of companies with questionable fundamentals. The logic here is simple -- cash earnings are needed to pay cash dividends. Consequently, our strict dividend requirements enabled us to avoid investment disasters such as Tyco, Enron, WorldCom and Adelphia, companies having low yields or no dividend payout.

While outperforming the S&P 500, the Fund modestly underperformed its benchmark, the Russell 3000(R) Value Index, during the difficult 12-month period. For the year ended October 31, 2002, Franklin Equity Income Fund - Class A posted a -10.43% cumulative total return, compared with the benchmark's -9.44%



1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Source: Standard & Poor's Micropal.

DIVIDEND DISTRIBUTIONS
Franklin Equity Income Fund
11/1/01-10/31/02

                             DIVIDEND PER SHARE
               ------------------------------------------------------------------------
MONTH           CLASS A              CLASS B            CLASS C             CLASS R*
---------------------------------------------------------------------------------------
November       3.24 cents           2.04 cents         2.03 cents                --
December       4.44 cents**         3.42 cents**       3.41 cents**              --
January        3.24 cents           2.22 cents         2.21 cents                --
February       3.24 cents           2.22 cents         2.21 cents                --
March          3.24 cents           2.10 cents         2.13 cents                --
April          3.24 cents           2.10 cents         2.13 cents                --
May            3.24 cents           2.10 cents         2.13 cents                --
June           3.24 cents           2.11 cents         2.05 cents                --
July           3.24 cents           2.11 cents         2.05 cents                --
August         3.24 cents           2.11 cents         2.05 cents           3.05 cents
September      3.24 cents           2.17 cents         2.23 cents           2.87 cents
October        3.24 cents           2.17 cents         2.23 cents           2.87 cents
---------------------------------------------------------------------------------------
TOTAL         40.08 CENTS         26.87 CENTS         26.86 CENTS           8.79 CENTS
---------------------------------------------------------------------------------------


*On August 1, 2002, the Fund began offering Class R shares to investors. See the prospectus for details.
**Includes an additional 1.2 cent distribution to meet excise tax requirements.

return, as shown in the Performance Summary beginning on page 23. 3 The Fund's results, however, compared favorably with the -12.20% total return of the Lipper Equity Income Funds Objective Average, which comprised 197 funds on October 31, 2002. 4


3. Source: Standard & Poor's Micropal. The unmanaged Russell 3000 Value Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
4. Source: Lipper Inc. Lipper calculations do not include sales charges. The Fund's performance relative to the average may have differed if such charges had been considered. Past performance does not guarantee future results.

The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 5 INVESTMENT
SECTORS/INDUSTRIES
Franklin Equity Income Fund
10/31/02

                          % OF TOTAL
                          NET ASSETS
--------------------------------------------------------------------------------
Finance                     19.9%

Electronic Technology        8.5%

Health Technology            7.5%

Energy Minerals              7.5%

Communications               7.3%



Despite the broader economic difficulties, the consumer remained surprisingly resilient during the reporting period. We benefited from this trend with the Fund's overweighted position, relative to the benchmark index, in consumer-oriented sectors such as retail, consumer durables and consumer non-durables. Our retail investments in Sears and Gap as well as convertible positions in J.C. Penney Co. performed well. Notable consumer durables investments included Mattel, Whirpool and Black & Decker. Within consumer non-durables, our Adolph Coors, Sara Lee and Procter & Gamble holdings as well as our tobacco positions in R.J. Reynolds Tobacco and Philip Morris contributed to Fund performance. We recently took profits in these areas as many of these stocks reached our price targets and appeared expensive compared to other investment opportunities.

Health care remained an area of emphasis for the Fund, given the industry's positive long-term trends, pricing power, cheap valuations and above-average dividend yields. During the past year, however, we experienced mixed results with our overweighted pharmaceuticals position and our stock selection. In particular, our Wyeth, ICN Pharmaceuticals and Bristol-Myers Squibb holdings performed poorly while our Pfizer and Abbott Laboratories holdings contributed to Fund performance. Our Amerisource Health and Caremark RX Capital Trust I convertible positions each generated more than 20% returns during the past 12 months. We sold our Caremark and Bristol-Myers Squibb positions by the end of the period.

Technology and communications were particularly difficult sectors for investment during the reporting period. Overcapacity and declining capital spending crippled earnings growth, which brought many weaker companies to the brink of bankruptcy. Despite recent pressures, we believe these industries have excellent long-term growth potential as they serve as the cornerstones to corporate America's efforts to reduce costs and improve efficiencies. In fact, we think companies with dominant market positions and strong balance sheets will be able to navigate recent industry problems and be well-positioned as economic conditions improve. Our Nokia, Diebold, Motorola, Rockwell Automation and Automatic Data Processing positions embodied these characteristics, in our opinion. We continued to be overweighted in defense-oriented technology companies such as Boeing and Raytheon, which we believe will benefit from the national defense build-up efforts. During the 12-month period, we maintained our large positions in Verizon, BellSouth and SBC Communications as we think these companies could benefit from the telecommunications shakeout. Meanwhile, we are content collecting high dividend yields on these investments.

Our financials stocks experienced mixed results during the year under review. Our Aegon, Fleet Boston Financial and JP Morgan Chase positions declined significantly whereas investments such as Bank of America, Wells Fargo, U.S. Bancorp and Washington Mutual contributed positively to results. Finance holdings remained the Fund's largest weighting at 19.9% of total net assets at period-end; however, relative performance suffered due, in part, to our underweighted exposure compared with the Fund's benchmark index. We remain underweighted in banks and investment banks due to our concerns about banks' credit issues in the uncertain economic environment. We believe banks

TOP 10 HOLDINGS
Franklin Equity Income Fund
10/31/02

COMPANY                            % OF TOTAL
SECTOR/INDUSTRY                    NET ASSETS
--------------------------------------------------------------------------------

Washington Mutual Inc.                2.5%
FINANCE

Verizon Communications Inc.           2.3%
COMMUNICATIONS

ChevronTexaco Corp.                   2.2%
ENERGY MINERALS

Shell Transport & Trading Co.
PLC, ADR (U.K.)                       1.9%
ENERGY MINERALS

BP PLC, ADR (U.K.)                    1.8%
ENERGY MINERALS

SBC Communications Inc.               1.8%
COMMUNICATIONS

Philip Morris Cos. Inc.               1.7%
CONSUMER NON-DURABLES

General Electric Co.                  1.6%
PRODUCER MANUFACTURING

Sara Lee Corp.                        1.6%
CONSUMER NON-DURABLES

Exxon Mobil Corp.                     1.6%
ENERGY MINERALS



need to boost reserves, which may depress earnings growth as problem loans continue to mount. With this in mind, we have focused on banks with high dividend yields, proven management teams and low exposure to problem loans.

We sought to reposition the Fund into more cyclical sectors that, in our opinion, should benefit from improvements in manufacturing and capital spending. With this in mind, we increased our holdings in process industries, producer manufacturing and commercial services. Many of our top 20 stock positions, including General Electric, Pitney Bowes, Dow Chemical, Honeywell International and E.I. du Pont de Nemours, fit this theme. We also emphasized defensive industries such as health care stocks, which were recently selling at valuations we found reasonable. Recent investments such as Schering-Plough appeared compelling given their attractive low valuations, favorable long-term fundamentals and high dividend yields. Finally, as opportunities arose, we also added to sectors such as electric utilities where investor sentiment was recently low, but valuations were supported by large dividend yields.

Looking ahead, we optimistically expect continued economic recovery and, as a result, an eventual stock market rebound. During the year under review the Fed kept interest rates extremely low, and we believe the federal government may develop more fiscal stimulus packages to reinvigorate economic growth as necessary. Moreover, many companies have cut costs significantly and streamlined their businesses, which could eventually yield strong earnings growth. Long-term interest rates are near historical lows, and inflation is almost nonexistent. Furthermore, the current bear market has lasted a long time by historical standards at two-and-a-half years, and the broader market has already fallen more than 40% off its year 2000 high. Stock valuations are also beginning to look more attractive on an absolute basis and already look very attractive relative to U.S. Treasury bonds. We also believe most of the corporate scandals are behind us, and, in our view, this sobering bear market has provided a healthy dose of investor skepticism as well as increased scrutiny of company earnings and fundamentals.

We remain excited about investment prospects for above-average dividend-yielding value stocks. Dividends historically have been a significant contributor to long-term investment returns. According to Ibbotson Associates, dividends, if reinvested, have contributed more than 43% of the S&P 500's total return over the past 75 years. Moreover, dividend income becomes a larger factor in challenging stock market environments because it provides an up-front return to investors, in addition to some protection against volatility. It appears the federal government is beginning to support the virtues of dividends. Congress is considering bills to reduce or eliminate the double taxation of dividends at the corporate and individual level. We believe enactment of these laws could increase saving, improve corporate governance and eliminate corporate preference for debt. Also, any reduction or elimination of the double taxation feature would be a boon and possibly lead to a higher revaluation of dividend-paying stocks. We believe Franklin

Equity Income Fund is well-positioned to capitalize on such trends. Investors who maintain a long-term perspective are usually rewarded for their patience and fortitude.

/S/SIGNATURE
Frank M. Felicelli

/S/SIGNATURE
Derek M. Taner

Portfolio Management Team
Franklin Equity Income Fund





--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.





FRANKLIN EQUITY
INCOME FUND






PRICE AND DISTRIBUTION INFORMATION



CLASS A                        CHANGE        10/31/02  10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.33         $15.43    $17.76
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.4008
Long-Term Capital Gain         $0.1531
                               -------
      Total                    $0.5539

CLASS B                        CHANGE        10/31/02  10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.32         $15.37    $17.69
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.2687
Long-Term Capital Gain         $0.1531
                               -------
      Total                    $0.4218

CLASS C                        CHANGE        10/31/02  10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.32         $15.38    $17.70
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.2686
Long-Term Capital Gain         $0.1531
                               -------
      Total                    $0.4217

CLASS R                        CHANGE        10/31/02   8/1/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.76         $15.44    $16.20
DISTRIBUTIONS (8/1/02-10/31/02)
Dividend Income                $0.0879




Franklin Equity Income Fund paid distributions derived from long-term capital gains of 15.31 cents ($0.1531) per share in December 2001. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).




--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------





Past performance does not guarantee future results.

PERFORMANCE



CLASS A                                        1-YEAR   5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                      -10.43%  +11.51%        +131.09%
Average Annual Total Return 2                  -15.56%   +1.00%          +8.10%
Value of $10,000 Investment 3                  $8,444   $10,509        $21,785
Avg. Ann. Total Return (9/30/02) 4             -20.69%   -0.65%          +7.40%

Distribution Rate 5                    2.38%
30-Day Standardized Yield 6            2.81%

                                                                      INCEPTION
CLASS B                                        1-YEAR   3-YEAR         (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1                      -11.07%  -6.38%         -5.57%
Average Annual Total Return 2                  -14.55%  -3.02%         -2.14%
Value of $10,000 Investment 3                  $8,545   $9,121         $9,205
Avg. Ann. Total Return (9/30/02) 4             -19.74%  -4.11%         -3.59%

Distribution Rate 5                    1.69%
30-Day Standardized Yield 6            2.24%

                                                                       INCEPTION
CLASS C                                        1-YEAR   5-YEAR         (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1                      -11.07%  +7.43%         +50.82%
Average Annual Total Return 2                  -12.82%  +1.24%          +5.83%
Value of $10,000 Investment 3                  $8,718   $10,638        $14,936
Avg. Ann. Total Return (9/30/02) 4             -18.06%  -0.41%          +5.08%

Distribution Rate 5                    1.72%
30-Day Standardized Yield 6            2.24%

                                                                       INCEPTION
CLASS R                                                                 (8/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                                               -4.17%
Aggregate Total Return 7                                                -5.12%
Value of $10,000 Investment 3                                           $9,488
Aggregate Total Return (9/30/02) 7                                     -10.21%

Distribution Rate 5                    2.23%
30-Day Standardized Yield 6            2.72%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (net asset value for Classes B and R) per share on 10/31/02.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/02.
7. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.


--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DISTRIBUTIONS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CPI, CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.


CLASS A (11/1/92-10/31/02)
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Franklin Equity Income          Russell 3000       Lipper Equity Income
Date           Fund - Class A                Value Index 7         Funds Average 8                   CPI 7
11/1/92             $10,000                     $10,000               $10,000                       $10,000
11/30/92            $10,272                     $10,351               $10,271                       $10,014
12/31/92            $10,493                     $10,613               $10,450                       $10,007
1/31/93             $10,731                     $10,942               $10,587                       $10,056
2/28/93             $11,041                     $11,299               $10,793                       $10,091
3/31/93             $11,327                     $11,640               $11,093                       $10,127
4/30/93             $11,301                     $11,480               $10,977                       $10,155
5/31/93             $11,461                     $11,721               $11,127                       $10,169
6/30/93             $11,547                     $11,968               $11,218                       $10,183
7/31/93             $11,660                     $12,108               $11,291                       $10,183
8/31/93             $12,076                     $12,548               $11,687                       $10,212
9/30/93             $12,149                     $12,593               $11,678                       $10,233
10/31/93            $12,328                     $12,612               $11,822                       $10,275
11/30/93            $12,194                     $12,346               $11,657                       $10,282
12/31/93            $12,279                     $12,593               $11,844                       $10,282
1/31/94             $12,560                     $13,067               $12,185                       $10,310
2/28/94             $12,207                     $12,659               $11,871                       $10,345
3/31/94             $11,686                     $12,179               $11,412                       $10,380
4/30/94             $11,771                     $12,402               $11,588                       $10,395
5/31/94             $11,915                     $12,530               $11,717                       $10,402
6/30/94             $11,885                     $12,228               $11,539                       $10,438
7/31/94             $12,196                     $12,592               $11,860                       $10,466
8/31/94             $12,675                     $12,968               $12,238                       $10,508
9/30/94             $12,425                     $12,568               $12,002                       $10,536
10/31/94            $12,501                     $12,700               $12,088                       $10,543
11/30/94            $12,144                     $12,187               $11,670                       $10,557
12/31/94            $12,182                     $12,350               $11,771                       $10,557
1/31/95             $12,523                     $12,684               $12,046                       $10,599
2/28/95             $12,765                     $13,182               $12,434                       $10,642
3/31/95             $12,945                     $13,449               $12,708                       $10,677
4/30/95             $13,225                     $13,871               $12,994                       $10,712
5/31/95             $13,497                     $14,427               $13,414                       $10,734
6/30/95             $13,567                     $14,652               $13,555                       $10,755
7/31/95             $13,739                     $15,165               $13,875                       $10,755
8/31/95             $13,865                     $15,403               $14,025                       $10,783
9/30/95             $14,345                     $15,927               $14,513                       $10,805
10/31/95            $14,219                     $15,721               $14,369                       $10,840
11/30/95            $14,695                     $16,501               $15,005                       $10,833
12/31/95            $15,258                     $16,925               $15,417                       $10,825
1/31/96             $15,614                     $17,413               $15,788                       $10,889
2/29/96             $15,466                     $17,557               $15,886                       $10,924
3/31/96             $15,581                     $17,863               $16,089                       $10,981
4/30/96             $15,619                     $17,970               $16,241                       $11,023
5/31/96             $15,734                     $18,216               $16,496                       $11,044
6/30/96             $15,978                     $18,209               $16,545                       $11,051
7/31/96             $15,395                     $17,491               $15,979                       $11,072
8/31/96             $15,639                     $18,018               $16,347                       $11,093
9/30/96             $16,013                     $18,710               $16,929                       $11,128
10/31/96            $16,339                     $19,379               $17,318                       $11,164
11/30/96            $17,084                     $20,748               $18,264                       $11,185
12/31/96            $17,142                     $20,577               $18,161                       $11,185
1/31/97             $17,590                     $21,503               $18,792                       $11,221
2/28/97             $17,936                     $21,809               $19,060                       $11,256
3/31/97             $17,624                     $21,045               $18,492                       $11,284
4/30/97             $17,736                     $21,870               $19,019                       $11,298
5/31/97             $18,665                     $23,143               $20,082                       $11,291
6/30/97             $19,211                     $24,155               $20,830                       $11,304
7/31/97             $20,124                     $25,891               $22,075                       $11,318
8/31/97             $19,809                     $25,097               $21,408                       $11,339
9/30/97             $20,820                     $26,627               $22,470                       $11,368
10/31/97            $20,260                     $25,884               $21,850                       $11,396
11/30/97            $21,151                     $26,943               $22,595                       $11,389
12/31/97            $21,733                     $27,743               $23,135                       $11,376
1/31/98             $21,577                     $27,341               $23,103                       $11,397
2/28/98             $22,401                     $29,162               $24,295                       $11,419
3/31/98             $23,579                     $30,888               $25,403                       $11,441
4/30/98             $23,265                     $31,089               $25,390                       $11,461
5/31/98             $22,907                     $30,567               $25,030                       $11,482
6/30/98             $22,860                     $30,906               $25,225                       $11,496
7/31/98             $22,209                     $30,192               $24,574                       $11,509
8/31/98             $20,440                     $25,679               $21,719                       $11,523
9/30/98             $21,511                     $27,150               $22,878                       $11,537
10/31/98            $22,406                     $29,145               $24,244                       $11,565
11/30/98            $23,123                     $30,457               $25,231                       $11,565
12/31/98            $23,110                     $31,486               $25,872                       $11,558
1/31/99             $22,665                     $31,663               $25,701                       $11,586
2/28/99             $22,268                     $31,083               $25,213                       $11,599
3/31/99             $22,552                     $31,661               $25,745                       $11,634
4/30/99             $24,331                     $34,615               $27,536                       $11,719
5/31/99             $24,592                     $34,335               $27,305                       $11,719
6/30/99             $24,879                     $35,351               $28,127                       $11,719
7/31/99             $24,197                     $34,330               $27,407                       $11,754
8/31/99             $23,612                     $33,060               $26,725                       $11,783
9/30/99             $22,953                     $31,939               $25,795                       $11,839
10/31/99            $23,428                     $33,596               $26,785                       $11,860
11/30/99            $23,170                     $33,361               $26,638                       $11,867
12/31/99            $23,220                     $33,578               $26,923                       $11,867
1/31/00             $22,494                     $32,497               $25,945                       $11,903
2/29/00             $21,293                     $30,378               $24,467                       $11,973
3/31/00             $23,316                     $33,814               $26,784                       $12,072
4/30/00             $23,555                     $33,459               $26,727                       $12,079
5/31/00             $24,031                     $33,753               $27,150                       $12,093
6/30/00             $23,496                     $32,383               $26,541                       $12,156
7/31/00             $23,707                     $32,833               $26,656                       $12,184
8/31/00             $25,375                     $34,636               $28,143                       $12,184
9/30/00             $25,749                     $34,920               $28,146                       $12,247
10/31/00            $26,636                     $35,712               $28,638                       $12,268
11/30/00            $26,056                     $34,423               $27,659                       $12,276
12/31/00            $27,464                     $36,272               $28,967                       $12,268
1/31/01             $27,739                     $36,467               $29,193                       $12,346
2/28/01             $27,169                     $35,519               $28,276                       $12,395
3/31/01             $26,322                     $34,312               $27,295                       $12,423
4/30/01             $27,585                     $35,986               $28,731                       $12,473
5/31/01             $28,000                     $36,803               $29,208                       $12,529
6/30/01             $27,539                     $36,148               $28,454                       $12,551
7/31/01             $27,900                     $36,021               $28,383                       $12,515
8/31/01             $27,170                     $34,667               $27,395                       $12,515
9/30/01             $25,098                     $32,129               $25,565                       $12,572
10/31/01            $24,913                     $31,927               $25,629                       $12,529
11/30/01            $26,412                     $33,814               $27,001                       $12,508
12/31/01            $27,028                     $34,700               $27,468                       $12,459
1/31/02             $26,969                     $34,484               $27,207                       $12,488
2/28/02             $27,309                     $34,550               $27,275                       $12,538
3/31/02             $28,131                     $36,257               $28,308                       $12,608
4/30/02             $27,272                     $35,205               $27,380                       $12,678
5/31/02             $27,597                     $35,272               $27,353                       $12,678
6/30/02             $25,921                     $33,346               $25,700                       $12,686
7/31/02             $23,784                     $30,108               $23,629                       $12,700
8/31/02             $23,943                     $30,310               $23,811                       $12,742
9/30/02             $21,077                     $27,025               $21,382                       $12,763
10/31/02            $21,785                     $28,911               $22,537                       $12,785


CLASS B (1/1/99-10/31/02)
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              Franklin Equity Income      Russell 3000           Lipper Equity Income
Date             Fund - Class B           Value Index 7              Funds Average 8            CPI 7
1/1/99               $10,000                $10,000                     $10,000                $10,000
1/31/99               $9,805                $10,056                      $9,934                $10,024
2/28/99               $9,629                 $9,872                      $9,745                $10,036
3/31/99               $9,748                $10,056                      $9,951                $10,066
4/30/99              $10,513                $10,994                     $10,643                $10,140
5/31/99              $10,617                $10,905                     $10,554                $10,140
6/30/99              $10,732                $11,228                     $10,872                $10,140
7/31/99              $10,435                $10,903                     $10,593                $10,170
8/31/99              $10,179                $10,500                     $10,330                $10,194
9/30/99               $9,885                $10,144                      $9,970                $10,243
10/31/99             $10,087                $10,670                     $10,353                $10,262
11/30/99              $9,966                $10,595                     $10,296                $10,268
12/31/99             $10,000                $10,664                     $10,406                $10,268
1/31/00               $9,677                $10,321                     $10,029                $10,299
2/29/00               $9,160                 $9,648                      $9,457                $10,360
3/31/00              $10,023                $10,739                     $10,352                $10,444
4/30/00              $10,116                $10,626                     $10,331                $10,451
5/31/00              $10,317                $10,720                     $10,494                $10,463
6/30/00              $10,084                $10,285                     $10,259                $10,518
7/31/00              $10,171                $10,428                     $10,303                $10,542
8/31/00              $10,880                $11,000                     $10,878                $10,542
9/30/00              $11,043                $11,090                     $10,879                $10,597
10/31/00             $11,415                $11,342                     $11,069                $10,615
11/30/00             $11,162                $10,933                     $10,691                $10,621
12/31/00             $11,757                $11,520                     $11,196                $10,615
1/31/01              $11,876                $11,582                     $11,284                $10,682
2/28/01              $11,627                $11,281                     $10,929                $10,724
3/31/01              $11,258                $10,897                     $10,550                $10,749
4/30/01              $11,795                $11,429                     $11,105                $10,792
5/31/01              $11,969                $11,688                     $11,290                $10,841
6/30/01              $11,761                $11,480                     $10,998                $10,859
7/31/01              $11,911                $11,440                     $10,971                $10,829
8/31/01              $11,595                $11,010                     $10,589                $10,829
9/30/01              $10,709                $10,204                      $9,882                $10,877
10/31/01             $10,619                $10,140                      $9,906                $10,840
11/30/01             $11,255                $10,739                     $10,436                $10,822
12/31/01             $11,515                $11,021                     $10,617                $10,780
1/31/02              $11,486                $10,952                     $10,516                $10,804
2/28/02              $11,621                $10,973                     $10,542                $10,848
3/31/02              $11,975                $11,515                     $10,942                $10,908
4/30/02              $11,604                $11,181                     $10,583                $10,970
5/31/02              $11,738                $11,202                     $10,572                $10,970
6/30/02              $11,031                $10,591                      $9,934                $10,976
7/31/02              $10,120                 $9,562                      $9,133                $10,988
8/31/02              $10,176                 $9,626                      $9,203                $11,024
9/30/02               $8,955                 $8,583                      $8,265                $11,043
10/31/02              $9,205                 $9,182                      $8,711                $11,062


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS C                   10/31/02
--------------------------------------------------------------------------------

1-Year                    -12.82%

5-Year                     +1.24%

Since Inception (10/2/95)  +5.83%


CLASS C (10/2/95-10/31/02)
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Franklin Equity Income       Russell 3000           Lipper Equity Income
Date           Fund - Class C            Value Index 7             Funds Average 8              CPI 7
10/2/95               $9,903                $10,000                     $10,000                $10,000
10/31/95              $9,843                 $9,871                      $9,901                $10,033
11/30/95             $10,184                $10,361                     $10,340                $10,026
12/31/95             $10,548                $10,627                     $10,623                $10,019
1/31/96              $10,800                $10,933                     $10,879                $10,078
2/29/96              $10,697                $11,024                     $10,946                $10,110
3/31/96              $10,775                $11,215                     $11,086                $10,163
4/30/96              $10,800                $11,283                     $11,191                $10,203
5/31/96              $10,872                $11,437                     $11,366                $10,222
6/30/96              $11,040                $11,433                     $11,401                $10,228
7/31/96              $10,634                $10,982                     $11,011                $10,247
8/31/96              $10,794                $11,313                     $11,264                $10,267
9/30/96              $11,049                $11,747                     $11,665                $10,300
10/31/96             $11,266                $12,168                     $11,933                $10,333
11/30/96             $11,771                $13,027                     $12,585                $10,352
12/31/96             $11,815                $12,920                     $12,514                $10,352
1/31/97              $12,119                $13,501                     $12,948                $10,386
2/28/97              $12,352                $13,693                     $13,134                $10,418
3/31/97              $12,140                $13,214                     $12,742                $10,444
4/30/97              $12,208                $13,732                     $13,105                $10,456
5/31/97              $12,839                $14,531                     $13,838                $10,450
6/30/97              $13,206                $15,166                     $14,353                $10,463
7/31/97              $13,830                $16,257                     $15,211                $10,475
8/31/97              $13,602                $15,758                     $14,752                $10,495
9/30/97              $14,301                $16,719                     $15,483                $10,521
10/31/97             $13,903                $16,252                     $15,056                $10,548
11/30/97             $14,510                $16,917                     $15,569                $10,541
12/31/97             $14,912                $17,419                     $15,942                $10,529
1/31/98              $14,799                $17,167                     $15,919                $10,549
2/28/98              $15,359                $18,310                     $16,741                $10,569
3/31/98              $16,163                $19,394                     $17,504                $10,589
4/30/98              $15,933                $19,520                     $17,495                $10,608
5/31/98              $15,681                $19,192                     $17,247                $10,627
6/30/98              $15,650                $19,405                     $17,381                $10,640
7/31/98              $15,198                $18,957                     $16,933                $10,652
8/31/98              $13,979                $16,123                     $14,965                $10,665
9/30/98              $14,707                $17,047                     $15,764                $10,678
10/31/98             $15,316                $18,300                     $16,706                $10,704
11/30/98             $15,802                $19,123                     $17,386                $10,704
12/31/98             $15,787                $19,770                     $17,827                $10,697
1/31/99              $15,485                $19,880                     $17,709                $10,723
2/28/99              $15,207                $19,516                     $17,373                $10,736
3/31/99              $15,395                $19,879                     $17,740                $10,768
4/30/99              $16,606                $21,734                     $18,974                $10,847
5/31/99              $16,770                $21,558                     $18,815                $10,847
6/30/99              $16,960                $22,196                     $19,381                $10,847
7/31/99              $16,488                $21,555                     $18,885                $10,879
8/31/99              $16,083                $20,757                     $18,415                $10,905
9/30/99              $15,626                $20,054                     $17,774                $10,958
10/31/99             $15,944                $21,094                     $18,456                $10,977
11/30/99             $15,762                $20,947                     $18,355                $10,984
12/31/99             $15,795                $21,083                     $18,551                $10,984
1/31/00              $15,291                $20,404                     $17,878                $11,017
2/29/00              $14,472                $19,074                     $16,859                $11,082
3/31/00              $15,844                $21,231                     $18,455                $11,173
4/30/00              $16,000                $21,008                     $18,417                $11,179
5/31/00              $16,317                $21,193                     $18,708                $11,193
6/30/00              $15,947                $20,332                     $18,289                $11,251
7/31/00              $16,085                $20,615                     $18,367                $11,277
8/31/00              $17,206                $21,747                     $19,392                $11,277
9/30/00              $17,462                $21,925                     $19,394                $11,335
10/31/00             $18,059                $22,423                     $19,733                $11,355
11/30/00             $17,658                $21,613                     $19,059                $11,362
12/31/00             $18,599                $22,774                     $19,960                $11,355
1/31/01              $18,778                $22,897                     $20,116                $11,426
2/28/01              $18,383                $22,302                     $19,484                $11,472
3/31/01              $17,809                $21,543                     $18,808                $11,498
4/30/01              $18,658                $22,595                     $19,797                $11,544
5/31/01              $18,922                $23,108                     $20,126                $11,596
6/30/01              $18,602                $22,696                     $19,607                $11,616
7/31/01              $18,839                $22,617                     $19,558                $11,584
8/31/01              $18,338                $21,767                     $18,877                $11,584
9/30/01              $16,927                $20,173                     $17,616                $11,636
10/31/01             $16,794                $20,046                     $17,660                $11,596
11/30/01             $17,800                $21,231                     $18,605                $11,576
12/31/01             $18,211                $21,787                     $18,927                $11,531
1/31/02              $18,165                $21,652                     $18,747                $11,558
2/28/02              $18,379                $21,693                     $18,794                $11,604
3/31/02              $18,928                $22,765                     $19,506                $11,669
4/30/02              $18,351                $22,105                     $18,866                $11,734
5/31/02              $18,555                $22,147                     $18,847                $11,734
6/30/02              $17,445                $20,937                     $17,709                $11,741
7/31/02              $16,004                $18,904                     $16,282                $11,754
8/31/02              $16,092                $19,031                     $16,407                $11,793
9/30/02              $14,163                $16,968                     $14,734                $11,813
10/31/02             $14,936                $18,152                     $15,529                $11,833

7. Source: Standard & Poor's Micropal. The Russell 3000 Value Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
8. Source: Lipper Inc. The Lipper Equity Income Funds Average comprised 197 funds as of 10/31/02. Lipper calculations do not include sales charges. The Fund's performance relative to the average may have differed if such charges had been considered.


Past performance does not guarantee future results.

 [GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND SEEKS TO PROVIDE INVESTORS WITH A HIGH LEVEL OF CURRENT INCOME WHILE SEEKING TO PRESERVE SHAREHOLDERS' CAPITAL, BY INVESTING PRIMARILY IN U.S. GOVERNMENT SECURITIES WITH MATURITIES BETWEEN TWO AND FIVE YEARS.
--------------------------------------------------------------------------------


This annual report for Franklin Short-Intermediate U.S. Government Securities Fund covers the fiscal year ended October 31, 2002. The 12 months under review began with uncertainty due to the war on terrorism following the terrorist attacks on September 11, as well as the atmosphere of general geopolitical tension. Investors remained cautious while the confidence level in corporations' operations and financial disclosure wavered. Although the U.S. economy managed to pull out of a mild recession, perhaps the most important factor of the 12-month period stemmed from concerns about the economic recovery's speed and trajectory.

During 2001's final quarter, the Federal Reserve Board cut the key federal funds target rate three times to 1.75%, the lowest level in more than 40 years, in an effort to stabilize the financial system and stimulate the economy. Lower interest rates allowed businesses to take out new loans or refinance old debt at more attractive rates. Consumers also benefited by the mortgage rate



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
PORTFOLIO BREAKDOWN
Franklin Short-Intermediate U.S. Government Securities Fund
Based on Total Market Value
10/31/02
Agency Notes 53.5%
Mortgage-Backed Securities 46.1%
Short-Term Investments & Other Net Assets 0.4%

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 50.

DIVIDEND DISTRIBUTIONS*
Franklin Short-Intermediate U.S. Government Securities Fund
11/1/01-10/31/02

                                       DIVIDEND PER SHARE
                              --------------------------------------------------
MONTH                             CLASS A          ADVISOR CLASS
--------------------------------------------------------------------------------
November                        4.60 cents          4.69 cents
December                        4.60 cents          4.69 cents
January                         4.60 cents          4.69 cents
February                        4.25 cents          4.34 cents
March                           4.25 cents          4.31 cents
April                           4.25 cents          4.31 cents
May                             4.25 cents          4.31 cents
June                            4.25 cents          4.33 cents
July                            3.90 cents          3.98 cents
August                          3.90 cents          3.98 cents
September                       3.90 cents          3.99 cents
October                         3.90 cents          3.99 cents
--------------------------------------------------------------------------------
TOTAL                          50.65 CENTS         51.61 CENTS
--------------------------------------------------------------------------------


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

reductions. Lower overall interest rates, combined with the American consumer's propensity to spend, helped the gross domestic product annualized growth rate remain positive at 5.0%, 1.3% and 4.0% for 2002's first three quarters, respectively.

Throughout the period, we invested a substantial portion of the Fund's assets in 15-year mortgage-backed securities. Mortgage rates dropped substantially, as the Federal Home Loan Mortgage Corporation's (FHLMC's or Freddie Mac's) 30-year commitment rates fell to their lowest levels ever. As a result, the Fund's investments in lower coupon bonds performed well. We allocated a significant portion of the Fund's assets in these mortgage-backed bonds, which have strong credit quality and pay a higher yield than comparable Treasuries. Investors' flight to quality and security also contributed to the performance of many of the Fund's holdings.

In September 2002, the Mortgage Bankers Association's Refinancing Index hit an all-time high, and we witnessed a corresponding increase in mortgage pass-through prepayments. Our portfolio management team has been through multiple prepayment cycles over the past dozen years, and our long-term outlook for the mortgage markets and the Fund remains optimistic. We are confident in our ability to continue to provide a sound investment vehicle for investors in the future.

Roger A. Bayston
/S/SIGNATURE
Portfolio Manager
Franklin Short-Intermediate U.S. Government Securities Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND




PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------





PRICE AND DISTRIBUTION INFORMATION



CLASS A                        CHANGE        10/31/02  10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.01         $10.57    $10.58
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.5065

ADVISOR CLASS                  CHANGE        10/31/02  10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.01         $10.56    $10.57
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                $0.5161




Past performance does not guarantee future results.

PERFORMANCE



CLASS A                                        1-YEAR   5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                      +4.87%   +34.10%        +73.35%
Average Annual Total Return 2                  +2.55%    +5.56%         +5.42%
Avg. Ann. Total Return (9/30/02) 3             +3.38%    +5.64%         +5.21%

Distribution Rate 4                    4.33%
30-Day Standardized Yield 5            3.20%

ADVISOR CLASS 6                                1-YEAR   5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                      +4.97%   +34.64%        +74.28%
Average Annual Total Return 2                  +4.97%    +6.13%         +5.71%
Avg. Ann. Total Return (9/30/02) 3             +5.95%    +6.23%         +5.51%

Distribution Rate 4                    4.53%
30-Day Standardized Yield 5            3.37%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/02.
5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/02.
6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +41.83% and +6.17%.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DISTRIBUTIONS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CPI, CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Class A (11/1/92-10/31/02)
             Franklin Short-Intermediate   Lehman Brothers Short
              U.S. Government Securities     U.S. Treasury
Date                  Fund - Class A        1-5 Year Index 7                   CPI 7
11/1/92                   $9,779                $10,000                       $10,000
11/30/92                  $9,719                 $9,966                       $10,014
12/31/92                  $9,876                $10,078                       $10,007
1/31/93                  $10,060                $10,237                       $10,056
2/28/93                  $10,235                $10,357                       $10,091
3/31/93                  $10,277                $10,392                       $10,127
4/30/93                  $10,338                $10,471                       $10,155
5/31/93                  $10,304                $10,435                       $10,169
6/30/93                  $10,438                $10,548                       $10,183
7/31/93                  $10,452                $10,567                       $10,183
8/31/93                  $10,612                $10,694                       $10,212
9/30/93                  $10,645                $10,729                       $10,233
10/31/93                 $10,663                $10,755                       $10,275
11/30/93                 $10,601                $10,731                       $10,282
12/31/93                 $10,641                $10,774                       $10,282
1/31/94                  $10,750                $10,863                       $10,310
2/28/94                  $10,587                $10,753                       $10,345
3/31/94                  $10,443                $10,647                       $10,380
4/30/94                  $10,360                $10,585                       $10,395
5/31/94                  $10,368                $10,597                       $10,402
6/30/94                  $10,366                $10,613                       $10,438
7/31/94                  $10,489                $10,729                       $10,466
8/31/94                  $10,512                $10,762                       $10,508
9/30/94                  $10,442                $10,704                       $10,536
10/31/94                 $10,456                $10,718                       $10,543
11/30/94                 $10,398                $10,664                       $10,557
12/31/94                 $10,412                $10,689                       $10,557
1/31/95                  $10,564                $10,851                       $10,599
2/28/95                  $10,726                $11,035                       $10,642
3/31/95                  $10,784                $11,096                       $10,677
4/30/95                  $10,876                $11,211                       $10,712
5/31/95                  $11,087                $11,468                       $10,734
6/30/95                  $11,149                $11,537                       $10,755
7/31/95                  $11,178                $11,563                       $10,755
8/31/95                  $11,240                $11,641                       $10,783
9/30/95                  $11,291                $11,707                       $10,805
10/31/95                 $11,386                $11,820                       $10,840
11/30/95                 $11,482                $11,943                       $10,833
12/31/95                 $11,567                $12,047                       $10,825
1/31/96                  $11,641                $12,157                       $10,889
2/29/96                  $11,593                $12,073                       $10,924
3/31/96                  $11,568                $12,034                       $10,981
4/30/96                  $11,564                $12,023                       $11,023
5/31/96                  $11,573                $12,032                       $11,044
6/30/96                  $11,662                $12,134                       $11,051
7/31/96                  $11,694                $12,176                       $11,072
8/31/96                  $11,726                $12,208                       $11,093
9/30/96                  $11,827                $12,340                       $11,128
10/31/96                 $11,952                $12,509                       $11,164
11/30/96                 $12,055                $12,625                       $11,185
12/31/96                 $12,029                $12,594                       $11,185
1/31/97                  $12,074                $12,649                       $11,221
2/28/97                  $12,095                $12,672                       $11,256
3/31/97                  $12,069                $12,633                       $11,284
4/30/97                  $12,162                $12,754                       $11,298
5/31/97                  $12,243                $12,846                       $11,291
6/30/97                  $12,325                $12,945                       $11,304
7/31/97                  $12,467                $13,135                       $11,318
8/31/97                  $12,465                $13,118                       $11,339
9/30/97                  $12,560                $13,237                       $11,368
10/31/97                 $12,655                $13,363                       $11,396
11/30/97                 $12,665                $13,390                       $11,389
12/31/97                 $12,761                $13,490                       $11,376
1/31/98                  $12,895                $13,649                       $11,397
2/28/98                  $12,893                $13,644                       $11,419
3/31/98                  $12,928                $13,689                       $11,441
4/30/98                  $12,988                $13,754                       $11,461
5/31/98                  $13,049                $13,837                       $11,482
6/30/98                  $13,110                $13,916                       $11,496
7/31/98                  $13,171                $13,976                       $11,509
8/31/98                  $13,345                $14,198                       $11,523
9/30/98                  $13,531                $14,466                       $11,537
10/31/98                 $13,590                $14,526                       $11,565
11/30/98                 $13,557                $14,486                       $11,565
12/31/98                 $13,597                $14,536                       $11,558
1/31/99                  $13,651                $14,597                       $11,586
2/28/99                  $13,534                $14,465                       $11,599
3/31/99                  $13,615                $14,567                       $11,634
4/30/99                  $13,643                $14,609                       $11,719
5/31/99                  $13,577                $14,559                       $11,719
6/30/99                  $13,605                $14,601                       $11,719
7/31/99                  $13,593                $14,633                       $11,754
8/31/99                  $13,624                $14,674                       $11,783
9/30/99                  $13,750                $14,779                       $11,839
10/31/99                 $13,795                $14,804                       $11,860
11/30/99                 $13,813                $14,820                       $11,867
12/31/99                 $13,803                $14,811                       $11,867
1/31/00                  $13,744                $14,785                       $11,903
2/29/00                  $13,851                $14,889                       $11,973
3/31/00                  $13,944                $15,018                       $12,072
4/30/00                  $13,968                $15,033                       $12,079
5/31/00                  $13,964                $15,096                       $12,093
6/30/00                  $14,171                $15,283                       $12,156
7/31/00                  $14,252                $15,381                       $12,184
8/31/00                  $14,392                $15,514                       $12,184
9/30/00                  $14,533                $15,640                       $12,247
10/31/00                 $14,603                $15,731                       $12,268
11/30/00                 $14,760                $15,909                       $12,276
12/31/00                 $14,962                $16,138                       $12,268
1/31/01                  $15,135                $16,343                       $12,346
2/28/01                  $15,235                $16,470                       $12,395
3/31/01                  $15,336                $16,607                       $12,423
4/30/01                  $15,349                $16,605                       $12,473
5/31/01                  $15,406                $16,687                       $12,529
6/30/01                  $15,419                $16,742                       $12,551
7/31/01                  $15,638                $16,986                       $12,515
8/31/01                  $15,753                $17,113                       $12,515
9/30/01                  $15,990                $17,442                       $12,572
10/31/01                 $16,181                $17,651                       $12,529
11/30/01                 $16,022                $17,535                       $12,508
12/31/01                 $15,955                $17,500                       $12,459
1/31/02                  $16,057                $17,547                       $12,488
2/28/02                  $16,185                $17,659                       $12,538
3/31/02                  $16,033                $17,463                       $12,608
4/30/02                  $16,240                $17,720                       $12,678
5/31/02                  $16,322                $17,821                       $12,678
6/30/02                  $16,436                $18,005                       $12,686
7/31/02                  $16,625                $18,305                       $12,700
8/31/02                  $16,766                $18,428                       $12,742
9/30/02                  $16,908                $18,680                       $12,763
10/31/02                 $16,951                $18,697                       $12,785

AVERAGE ANNUAL TOTAL RETURN

CLASS A             10/31/02
--------------------------------------------------------------------------------
1-Year                +2.55%

5-Year                +5.56%

10-Year               +5.42%



Past performance does not guarantee future results.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Advisor Class (11/1/92-10/31/02) 6
             Franklin Short-Intermediate   Lehman Brothers Short
              U.S. Government Securities     U.S. Treasury
Date             Fund - Advisor Class         1-5 Year Index                 CPI
11/1/92             $10,000                    $10,000                     $10,000
11/30/92             $9,939                     $9,966                     $10,014
12/31/92            $10,100                    $10,078                     $10,007
1/31/93             $10,288                    $10,237                     $10,056
2/28/93             $10,467                    $10,357                     $10,091
3/31/93             $10,510                    $10,392                     $10,127
4/30/93             $10,573                    $10,471                     $10,155
5/31/93             $10,537                    $10,435                     $10,169
6/30/93             $10,674                    $10,548                     $10,183
7/31/93             $10,688                    $10,567                     $10,183
8/31/93             $10,852                    $10,694                     $10,212
9/30/93             $10,886                    $10,729                     $10,233
10/31/93            $10,904                    $10,755                     $10,275
11/30/93            $10,841                    $10,731                     $10,282
12/31/93            $10,882                    $10,774                     $10,282
1/31/94             $10,993                    $10,863                     $10,310
2/28/94             $10,826                    $10,753                     $10,345
3/31/94             $10,680                    $10,647                     $10,380
4/30/94             $10,595                    $10,585                     $10,395
5/31/94             $10,603                    $10,597                     $10,402
6/30/94             $10,601                    $10,613                     $10,438
7/31/94             $10,727                    $10,729                     $10,466
8/31/94             $10,750                    $10,762                     $10,508
9/30/94             $10,678                    $10,704                     $10,536
10/31/94            $10,693                    $10,718                     $10,543
11/30/94            $10,633                    $10,664                     $10,557
12/31/94            $10,648                    $10,689                     $10,557
1/31/95             $10,803                    $10,851                     $10,599
2/28/95             $10,969                    $11,035                     $10,642
3/31/95             $11,028                    $11,096                     $10,677
4/30/95             $11,123                    $11,211                     $10,712
5/31/95             $11,338                    $11,468                     $10,734
6/30/95             $11,401                    $11,537                     $10,755
7/31/95             $11,431                    $11,563                     $10,755
8/31/95             $11,494                    $11,641                     $10,783
9/30/95             $11,547                    $11,707                     $10,805
10/31/95            $11,644                    $11,820                     $10,840
11/30/95            $11,742                    $11,943                     $10,833
12/31/95            $11,829                    $12,047                     $10,825
1/31/96             $11,905                    $12,157                     $10,889
2/29/96             $11,856                    $12,073                     $10,924
3/31/96             $11,830                    $12,034                     $10,981
4/30/96             $11,826                    $12,023                     $11,023
5/31/96             $11,835                    $12,032                     $11,044
6/30/96             $11,926                    $12,134                     $11,051
7/31/96             $11,959                    $12,176                     $11,072
8/31/96             $11,991                    $12,208                     $11,093
9/30/96             $12,095                    $12,340                     $11,128
10/31/96            $12,223                    $12,509                     $11,164
11/30/96            $12,328                    $12,625                     $11,185
12/31/96            $12,301                    $12,594                     $11,185
1/31/97             $12,344                    $12,649                     $11,221
2/28/97             $12,366                    $12,672                     $11,256
3/31/97             $12,340                    $12,633                     $11,284
4/30/97             $12,436                    $12,754                     $11,298
5/31/97             $12,520                    $12,846                     $11,291
6/30/97             $12,603                    $12,945                     $11,304
7/31/97             $12,750                    $13,135                     $11,318
8/31/97             $12,748                    $13,118                     $11,339
9/30/97             $12,847                    $13,237                     $11,368
10/31/97            $12,945                    $13,363                     $11,396
11/30/97            $12,969                    $13,390                     $11,389
12/31/97            $13,069                    $13,490                     $11,376
1/31/98             $13,207                    $13,649                     $11,397
2/28/98             $13,206                    $13,644                     $11,419
3/31/98             $13,230                    $13,689                     $11,441
4/30/98             $13,280                    $13,754                     $11,461
5/31/98             $13,355                    $13,837                     $11,482
6/30/98             $13,419                    $13,916                     $11,496
7/31/98             $13,482                    $13,976                     $11,509
8/31/98             $13,648                    $14,198                     $11,523
9/30/98             $13,853                    $14,466                     $11,537
10/31/98            $13,901                    $14,526                     $11,565
11/30/98            $13,868                    $14,486                     $11,565
12/31/98            $13,910                    $14,536                     $11,558
1/31/99             $13,967                    $14,597                     $11,586
2/28/99             $13,848                    $14,465                     $11,599
3/31/99             $13,933                    $14,567                     $11,634
4/30/99             $13,963                    $14,609                     $11,719
5/31/99             $13,897                    $14,559                     $11,719
6/30/99             $13,926                    $14,601                     $11,719
7/31/99             $13,915                    $14,633                     $11,754
8/31/99             $13,948                    $14,674                     $11,783
9/30/99             $14,078                    $14,779                     $11,839
10/31/99            $14,126                    $14,804                     $11,860
11/30/99            $14,146                    $14,820                     $11,867
12/31/99            $14,137                    $14,811                     $11,867
1/31/00             $14,077                    $14,785                     $11,903
2/29/00             $14,187                    $14,889                     $11,973
3/31/00             $14,270                    $15,018                     $12,072
4/30/00             $14,310                    $15,033                     $12,079
5/31/00             $14,307                    $15,096                     $12,093
6/30/00             $14,521                    $15,283                     $12,156
7/31/00             $14,605                    $15,381                     $12,184
8/31/00             $14,750                    $15,514                     $12,184
9/30/00             $14,881                    $15,640                     $12,247
10/31/00            $14,969                    $15,731                     $12,268
11/30/00            $15,117                    $15,909                     $12,276
12/31/00            $15,325                    $16,138                     $12,268
1/31/01             $15,518                    $16,343                     $12,346
2/28/01             $15,623                    $16,470                     $12,395
3/31/01             $15,727                    $16,607                     $12,423
4/30/01             $15,741                    $16,605                     $12,473
5/31/01             $15,801                    $16,687                     $12,529
6/30/01             $15,815                    $16,742                     $12,551
7/31/01             $16,041                    $16,986                     $12,515
8/31/01             $16,160                    $17,113                     $12,515
9/30/01             $16,405                    $17,442                     $12,572
10/31/01            $16,603                    $17,651                     $12,529
11/30/01            $16,441                    $17,535                     $12,508
12/31/01            $16,373                    $17,500                     $12,459
1/31/02             $16,479                    $17,547                     $12,488
2/28/02             $16,612                    $17,659                     $12,538
3/31/02             $16,457                    $17,463                     $12,608
4/30/02             $16,671                    $17,720                     $12,678
5/31/02             $16,772                    $17,821                     $12,678
6/30/02             $16,875                    $18,005                     $12,686
7/31/02             $17,070                    $18,305                     $12,700
8/31/02             $17,216                    $18,428                     $12,742
9/30/02             $17,380                    $18,680                     $12,763
10/31/02            $17,428                    $18,697                     $12,785

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS 6     10/31/02
--------------------------------------------------------------------------------

1-Year                +4.97%

5-Year                +6.13%

10-Year               +5.71%



7. Source: Lehman Brothers; Standard & Poor's Micropal. The Lehman Brothers Short U.S. Treasury 1-5 Year Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have between one and five years to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The Treasury Index includes all public obligations of the U.S. Treasury and excludes flower bonds and foreign-targeted issues. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.

Past performance does not guarantee future results.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                               CLASS A
                                                           --------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                               2002      2001       2000      1999      1998
                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $13.07    $15.93     $12.75    $11.75    $14.74
                                                           --------------------------------------------------
Income from investment operations:
 Net investment income a ................................       .69 c     .76        .75       .61       .62
 Net realized and unrealized gains (losses) .............     (2.14) c  (2.12)      3.08      1.03     (1.92)
                                                           --------------------------------------------------
Total from investment operations ........................     (1.45)    (1.36)      3.83      1.64     (1.30)
Less distributions from:
 Net investment income ..................................      (.75)     (.83)      (.65)     (.64)     (.65)
 Net realized gains .....................................        --      (.67)        --        --     (1.04)
                                                           --------------------------------------------------
Total distributions .....................................      (.75)    (1.50)      (.65)     (.64)    (1.69)
                                                           --------------------------------------------------
Net asset value, end of year ............................    $10.87    $13.07     $15.93    $12.75    $11.75
                                                           ==================================================

Total return b ..........................................  (11.74)%   (9.15)%     30.51%    14.25%    (9.93)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................  $168,040  $169,659   $159,130  $129,908  $170,569
Ratios to average net assets:
 Expenses ...............................................     1.00%     1.00%      1.05%     1.05%      .98%
 Net investment income ..................................     5.45%     5.26%      4.92%     4.92%     4.63%
Portfolio turnover rate .................................    91.25%   163.07%    177.02%   147.75%    79.17%


aBased on average shares outstanding effective year ended October 31, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cEffective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required.The effect of this change was as follows:

 Net investment income per share ............................  $(.017)
 Net realized and unrealized losses per share ...............   (.017)
 Ratio of net investment income to average net assets .......   (.14)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN CONVERTIBLE SECURITIES FUND (CONT.)

                                                                               CLASS C
                                                           --------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                               2002      2001       2000      1999      1998
                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $13.01    $15.86     $12.70    $11.70    $14.68
                                                           --------------------------------------------------
Income from investment operations:
 Net investment income a .................................      .60 c     .66        .64       .51       .51
 Net realized and unrealized gains (losses) ..............    (2.13) c  (2.12)      3.06      1.04     (1.91)
                                                           --------------------------------------------------
Total from investment operations .........................    (1.53)    (1.46)      3.70      1.55     (1.40)
Less distributions from:
 Net investment income ...................................     (.66)     (.72)      (.54)     (.55)     (.54)
 Net realized gains ......................................       --      (.67)        --        --     (1.04)
                                                           --------------------------------------------------
Total distributions ......................................     (.66)    (1.39)      (.54)     (.55)    (1.58)
                                                           --------------------------------------------------
Net asset value, end of year .............................   $10.82    $13.01     $15.86    $12.70    $11.70
                                                           ==================================================

Total return b ........................................... (12.35)%   (9.82)%     29.54%    13.48%  (10.61)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................  $55,759   $46,861    $35,525   $29,148   $41,533
Ratios to average net assets:
 Expenses ................................................    1.72%     1.75%      1.77%     1.80%     1.73%
 Net investment income ...................................    4.73%     4.55%      4.21%     4.16%     3.93%
Portfolio turnover rate ..................................   91.25%   163.07%    177.02%   147.75%    79.17%


aBased on average shares outstanding effective year ended October 31, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cEffective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required.
 The effect of this change was as follows:

 Net investment income per share ............................  $(.017)
 Net realized and unrealized losses per share ...............   (.017)
 Ratio of net investment income to average net assets .......   (.14)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002


                                                                                    SHARES/
 Franklin Convertible Securities Fund                                              WARRANTS                   VALUE
-----------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS 2.9%
 CONSUMER SERVICES 1.3%
 Cox Communications Inc., A ...................................................       108,105              $  2,962,077
                                                                                                           ------------
 ELECTRONIC TECHNOLOGY
 Xicor Inc. - Private Placement, 144A, wts., A, 11/19/06 ......................        40,107                    20,053
                                                                                                           ------------
 HEALTH SERVICES 1.6%
 Caremark RX Inc. .............................................................       201,375                 3,564,338
                                                                                                           ------------
 TOTAL COMMON STOCKS AND WARRANTS (COST $6,902,461) ...........................                               6,546,468
 CONVERTIBLE PREFERRED STOCKS 47.8%
 COMMUNICATIONS 2.0%
 Alltel Corp. - Equity Units, 7.75%, cvt. pfd. ................................        90,000                 4,491,000
                                                                                                           ------------
 CONSUMER DURABLES 2.5%
 Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ............................       150,000                 5,505,000
                                                                                                           ------------
 CONSUMER NON-DURABLES 2.4%
 Suiza Capital Trust II, 5.50%, cvt. pfd. .....................................       100,000                 5,350,000
                                                                                                           ------------
 CONSUMER SERVICES 3.2%
 Cendant Corp., 7.75%, cvt. pfd. ..............................................        80,000                 2,718,400
 Six Flags Inc., 7.25%, cvt. pfd. .............................................       300,000                 4,425,000
                                                                                                           ------------
                                                                                                              7,143,400
                                                                                                           ------------
 DISTRIBUTION SERVICES 1.1%
 McKesson Financing Trust, 5.00%, cvt. pfd. ...................................        50,000                 2,450,000
                                                                                                           ------------
 ELECTRONIC TECHNOLOGY 4.7%
 Raytheon Co., 8.25%, cvt. pfd. ...............................................        75,000                 3,951,750
 Solectron Corp., 7.25%, cvt. pfd. ............................................       273,000                 2,525,250
 Titan Capital Trust, 5.75%, cvt. pfd. ........................................       100,000                 4,087,500
                                                                                                           ------------
                                                                                                             10,564,500
                                                                                                           ------------
 ENERGY MINERALS 3.6%
 Chesapeake Energy Corp., 6.75%, cvt. pfd. ....................................        80,000                 4,445,000
 Newfield Financial Trust I, 6.50%, cvt. pfd. .................................        65,000                 3,506,360
                                                                                                           ------------
                                                                                                              7,951,360
                                                                                                           ------------
 FINANCE 10.2%
 Capital One Financial, 6.25%, cvt. pfd. ......................................        80,000                 2,350,000
 Commerce Bancorp Trust, 5.95%, cvt. pfd. .....................................        40,000                 2,250,000
 Hartford Financial Service Group Inc., 6.00%, cvt. pfd. ......................        75,000                 3,327,750
 MetLife Capital Trust I, 8.00%, cvt. pfd. ....................................        30,000                 2,220,000
 Prudential Financial Inc., 6.75%, cvt. pfd. ..................................        60,700                 3,120,587
 Travelers Property Casualty, 4.50%, cvt. pfd. ................................       250,000                 5,312,500
 Washington Mutual Inc., 5.375%, cvt. pfd. ....................................        80,000                 4,175,000
                                                                                                           ------------
                                                                                                             22,755,837
                                                                                                           ------------
 INDUSTRIAL SERVICES 2.2%
 Weatherford International Inc., 5.00%, cvt. pfd. .............................       100,000                 5,025,800
                                                                                                           ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)


                                                                                    SHARES/
 FRANKLIN CONVERTIBLE SECURITIES FUND                                              WARRANTS                   VALUE
-----------------------------------------------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCKS (CONT.)
 PROCESS INDUSTRIES 3.1%
 International Paper Co., 5.25%, cvt. pfd. ...................................         75,000               $ 3,450,000
 Temple Inland Inc., 7.50%, cvt. pfd. ........................................         80,000                 3,464,000
                                                                                                           ------------
                                                                                                              6,914,000
                                                                                                           ------------
 REAL ESTATE 3.1%
 Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ..........................        140,000                 2,835,000
 Host Marriott Corp., 6.75%, cvt. pfd. .......................................        122,800                 4,113,554
                                                                                                           ------------
                                                                                                              6,948,554
                                                                                                           ------------
 RETAIL TRADE 1.4%
 Toys R Us Inc., 6.25%, cvt. pfd. ............................................         94,000                 3,186,600
                                                                                                           ------------
 TECHNOLOGY SERVICES 1.0%
 Electronic Data Systems Corp., 7.625%, cvt. pfd. ............................        120,000                 2,196,000
                                                                                                           ------------
 TRANSPORTATION 1.7%
 Union Pacific Capital Trust, 6.25%, cvt. pfd. ...............................         75,000                 3,825,900
                                                                                                           ------------
 UTILITIES 5.6%
 DTE Energy Co., 8.75%, cvt. pfd. ............................................        150,000                 4,150,500
 FPL Group Inc., 8.50%, cvt. pfd. ............................................         85,000                 4,688,600
 PPL Capital Fund Trust I, 7.75%, cvt. pfd., E ...............................        200,000                 3,772,000
                                                                                                           ------------
                                                                                                             12,611,100
                                                                                                           ------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $115,249,828) ......................                              106,919,051
                                                                                                           ------------

                                                                                  PRINCIPAL
                                                                                    AMOUNT
                                                                                 -----------
 CONVERTIBLE BONDS 44.1%
 COMMERCIAL SERVICES 1.8%
 Lamar Advertising Co., cvt., 5.25%, 9/15/06 .................................   $  4,000,000                 4,030,000
                                                                                                           ------------
 CONSUMER SERVICES 3.8%
bAdelphia Communications Corp., cvt., 6.00%, 2/15/06 .........................     11,250,000                   675,000
 Charter Communications Inc., cvt., 4.75%, 6/01/06 ...........................     10,000,000                 1,925,000
 Liberty Media Corp. into Viacom, cvt., Series B, 3.25%, 3/15/31 .............      6,000,000                 5,992,500
                                                                                                           ------------
                                                                                                              8,592,500
                                                                                                           ------------
 DISTRIBUTION SERVICES 3.3%
 Amerisource Health Corp., cvt., 5.00%, 12/01/07 .............................      2,500,000                 3,878,125
 Performance Food Group Co., cvt., 5.50%, 10/16/08 ...........................      2,500,000                 3,403,125
                                                                                                           ------------
                                                                                                              7,281,250
                                                                                                           ------------
 ELECTRONIC TECHNOLOGY 10.7%
 Advanced Energy Industries Inc., cvt., A, 5.00%, 9/01/06 ....................      2,000,000                 1,612,500
 Advanced Micro Devices Inc., cvt., A, 4.75%, 2/01/22 ........................      3,000,000                 1,770,000
 Agilent Technologies Inc., cvt., 3.00%, 12/01/21 ............................      3,500,000                 3,036,250
 L-3 Communications Holdings Inc., cvt., 4.00%, 9/15/11 ......................      3,000,000                 3,393,750
 Lattice Semiconductor Co., cvt., 4.75%, 11/01/06 ............................      5,000,000                 4,068,750
 Liberty Media Corp. into Motorola, cvt., 3.50%, 1/15/31 .....................      8,000,000                 4,860,000

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)


                                                                                  PRINCIPAL
 FRANKLIN CONVERTIBLE SECURITIES FUND                                               AMOUNT                    VALUE
-----------------------------------------------------------------------------------------------------------------------
 CONVERTIBLE BONDS (CONT.)
 ELECTRONIC TECHNOLOGY (CONT.)
 Semtech Corp., cvt., 4.50%, 2/01/07 ..........................................   $ 5,000,000               $ 4,262,500
 Xicor Inc., cvt., 144A, 5.50%, 11/19/06 ......................................     1,500,000                   975,000
                                                                                                           ------------
                                                                                                             23,978,750
                                                                                                           ------------
 FINANCE 1.7%
 NCO Group Inc., cvt., 4.75%, 4/15/06 .........................................     5,000,000                 3,768,750
                                                                                                           ------------
 HEALTH SERVICES 1.1%
 Lifepoint Hospitals Holding, cvt., 4.50%, 6/01/09 ............................     2,500,000                 2,562,500
                                                                                                           ------------
 HEALTH TECHNOLOGY 10.1%
 Alpharma Inc., cvt., 3.00%, 6/01/06 ..........................................     4,000,000                 2,910,000
 Cubist Pharmaceuticals Inc., cvt., A, 5.50%, 11/01/08 ........................     3,000,000                 1,248,750
 ICN Pharmaceuticals Inc., cvt., 6.50%, 7/15/08 ...............................     7,000,000                 4,638,529
 Intermune Inc., cvt., 5.75%, 7/15/06 .........................................     3,000,000                 3,727,500
 Invitrogen Corp., cvt., 2.25%, 12/15/06 ......................................     4,000,000                 3,160,000
 IVAX Corp., cvt., 4.50%, 5/15/08 .............................................     5,000,000                 3,981,250
 OSI Pharmaceuticals Inc., cvt., 4.00%, 2/01/09 ...............................     4,500,000                 3,020,625
                                                                                                           ------------
                                                                                                             22,686,654
                                                                                                           ------------
 INDUSTRIAL SERVICES 2.2%
 Waste Connections Inc., cvt., 5.50%, 4/15/06 .................................     4,000,000                 4,835,000
                                                                                                           ------------
 PRODUCER MANUFACTURING 3.2%
 Lennox International Inc., cvt., 6.25%, 6/01/09 ..............................     3,500,000                 3,677,188
 Tower Automotive Inc., cvt., sub. note, 5.00%, 8/01/04 .......................     4,000,000                 3,540,000
                                                                                                           ------------
                                                                                                              7,217,188
                                                                                                           ------------
 RETAIL TRADE 2.7%
 Charming Shoppes Inc., cvt., 4.75%, 6/01/12 ..................................     2,800,000                 2,299,500
 Gap Inc., cvt., 5.75%, 3/15/09 ...............................................     3,500,000                 3,631,250
                                                                                                           ------------
                                                                                                              5,930,750
                                                                                                           ------------
 TECHNOLOGY SERVICES 3.5%
 Bisys Group Inc., cvt., 4.00%, 3/15/06 .......................................     4,000,000                 3,780,000
 Computer Associates International Inc., cvt., 144A, 5.00%, 3/15/07 ...........     1,900,000                 1,921,375
 Manugistics Group Inc., cvt., 5.00%, 11/01/07 ................................     5,000,000                 2,137,500
                                                                                                           ------------
                                                                                                              7,838,875
                                                                                                           ------------
 TOTAL CONVERTIBLE BONDS (COST $123,637,864) ..................................                              98,722,217
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $245,790,153) ..............................                             212,187,736


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)



 FRANKLIN CONVERTIBLE SECURITIES FUND                                               SHARES                    VALUE
-----------------------------------------------------------------------------------------------------------------------
cSHORT TERM INVESTMENTS 4.5%
 Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $9,986,391)    9,986,391               $ 9,986,391
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $255,776,544) 99.3% .................................                              222,174,127
 OTHER ASSETS, LESS LIABILITIES .7% ..........................................                                1,624,967
                                                                                                           ------------
 NET ASSETS 100.0% ...........................................................                             $223,799,094
                                                                                                           ============


aNon-income producing
bSee Note 6 regarding defaulted securities.
cThe Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN EQUITY INCOME FUND

                                                                               CLASS A
                                                           --------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                               2002      2001       2000      1999      1998
                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $17.76    $19.82     $19.20    $19.93    $19.31
                                                           --------------------------------------------------
Income from investment operations:
 Net investment income a ................................       .42 c     .43        .53       .58       .64
 Net realized and unrealized gains (losses) .............     (2.21) c  (1.60)      1.89       .36      1.42
                                                           --------------------------------------------------
Total from investment operations ........................     (1.79)    (1.17)      2.42       .94      2.06
Less distributions from:
 Net investment income ..................................      (.40)     (.46)      (.52)     (.60)     (.65)
 Net realized gains .....................................      (.15)     (.43)     (1.28)    (1.07)     (.79)
                                                           --------------------------------------------------
Total distributions .....................................      (.55)     (.89)     (1.80)    (1.67)    (1.44)
                                                           --------------------------------------------------
Net asset value, end of year ............................    $15.42    $17.76     $19.82    $19.20    $19.93
                                                           ==================================================

Total return b ..........................................  (10.43)%   (6.22)%     14.05%     4.90%    10.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................  $404,219  $373,232   $344,671  $385,968  $428,228
Ratios to average net assets:
 Expenses ...............................................     1.00%      .99%      1.04%      .94%      .94%
 Net investment income ..................................     2.34%     2.19%      2.94%     2.95%     3.20%
Portfolio turnover rate .................................    77.27%   114.13%     69.75%    50.20%    30.65%


aBased on average shares outstanding effective year ended October 31, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cEffective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required.The effect of this change was as follows:

 Net investment income per share .............................  $(.012)
 Net realized and unrealized losses per share ................   (.012)
 Ratio of net investment income to average net assets ........   (.07)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                                    CLASS B
                                                                     -----------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                                         2002       2001      2000      1999 c
                                                                     -----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................    $17.70     $19.76    $19.16    $19.37
                                                                     -----------------------------------------
Income from investment operations:
 Net investment income a ..........................................       .28 e      .27       .39       .33
 Net realized and unrealized gains (losses) .......................     (2.19) e   (1.59)     1.88      (.16)
                                                                     -----------------------------------------
Total from investment operations ..................................     (1.91)     (1.32)     2.27       .17
Less distributions from:
 Net investment income ............................................      (.27)      (.31)     (.39)     (.38)
 Net realized gains ...............................................      (.15)      (.43)    (1.28)       --
                                                                     -----------------------------------------
Total distributions ...............................................      (.42)      (.74)    (1.67)     (.38)
                                                                     -----------------------------------------
Net asset value, end of year ......................................    $15.37     $17.70    $19.76    $19.16
                                                                     =========================================

Total return b ....................................................  (11.07)%    (6.97)%    13.17%      .86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $21,341    $10,661    $4,509    $2,493
Ratios to average net assets:
 Expenses .........................................................     1.75%      1.73%     1.78%     1.69% d
 Net investment income ............................................     1.59%      1.41%     2.18%     2.03% d
Portfolio turnover rate ...........................................    77.27%    114.13%    69.75%    50.20%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period January 1, 1999 (effective date) to October 31, 1999. dAnnualized eEffective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required.The effect of this change was as follows:

 Net investment income per share ............................  $(.012)
 Net realized and unrealized losses per share ...............   (.012)
 Ratio of net investment income to average net assets .......   (.07)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                               CLASS C
                                                           --------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                               2002      2001       2000      1999      1998
                                                           --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $17.70    $19.77     $19.14    $19.88    $19.26
                                                           --------------------------------------------------
Income from investment operations:
 Net investment income a ................................       .28 c     .28        .40       .43       .50
 Net realized and unrealized gains (losses) .............     (2.18) c  (1.61)      1.89       .36      1.41
                                                           --------------------------------------------------
Total from investment operations ........................     (1.90)    (1.33)      2.29       .79      1.91
Less distributions from:
 Net investment income ..................................      (.27)     (.31)      (.38)     (.46)     (.50)
 Net realized gains .....................................      (.15)     (.43)     (1.28)    (1.07)     (.79)
                                                           --------------------------------------------------
Total distributions .....................................      (.42)     (.74)     (1.66)    (1.53)    (1.29)
                                                           --------------------------------------------------
Net asset value, end of year ............................    $15.38    $17.70     $19.77    $19.14    $19.88
                                                           ==================================================

Total return b ..........................................  (11.07)%   (7.00)%     13.26%     4.11%    10.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $96,701   $84,912    $73,387   $82,353   $81,078
Ratios to average net assets:
 Expenses ...............................................     1.73%     1.74%      1.78%     1.69%     1.69%
 Net investment income ..................................     1.61%     1.44%      2.20%     2.20%     2.45%
Portfolio turnover rate .................................    77.27%   114.13%     69.75%    50.20%    30.65%


aBased on average shares outstanding effective year ended October 31, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cEffective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required.The effect of this change was as follows:

 Net investment income per share ............................  $(.012)
 Net realized and unrealized losses per share ...............   (.012)
 Ratio of net investment income to average net assets .......   (.07)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN EQUITY INCOME FUND (CONT.)
                                                                 CLASS R
                                                           ------------------
                                                           OCTOBER 31, 2002 c
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................         $16.20
                                                           ------------------
Income from investment operations:
 Net investment income a .................................            .06 e
 Net realized and unrealized losses ......................           (.73) e
                                                           ------------------
Total from investment operations .........................           (.67)
                                                           ------------------
Less distributions from net investment income ............           (.09)
                                                           ------------------
Net asset value, end of period ...........................         $15.44
                                                           ==================

Total return b ...........................................        (4.17)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................         $2,842
Ratios to average net assets:
 Expenses ................................................          1.25% d
 Net investment income ...................................          2.09% d
Portfolio turnover rate ..................................         77.27%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period August 1, 2002 (effective date) to October 31, 2002. dAnnualized eEffective November 1, 2001, the Fund adopted the provisions of the
 AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required.
 The effect of this change was as follows:

 Net investment income per share ............................  $(.003)
 Net realized and unrealized losses per share ...............   (.003)
 Ratio of net investment income to average net assets .......   (.07)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002



 FRANKLIN EQUITY INCOME FUND                                                          SHARES                   VALUE
-----------------------------------------------------------------------------------------------------------------------
aCOMMON STOCKS 78.7%
 COMMERCIAL SERVICES 2.0%
 The McGraw-Hill Cos. Inc. ....................................................        82,400              $  5,314,800
 R.R. Donnelley & Sons Co. ....................................................       263,900                 5,291,195
                                                                                                           ------------
                                                                                                             10,605,995
                                                                                                           ------------
 COMMUNICATIONS 6.4%
 Alltel Corp. .................................................................        72,500                 3,603,975
 AT&T Corp. ...................................................................       299,250                 3,902,220
 BellSouth Corp. ..............................................................       185,000                 4,837,750
 SBC Communications Inc. ......................................................       365,500                 9,378,730
 Verizon Communications Inc. ..................................................       317,450                11,986,912
                                                                                                           ------------
                                                                                                             33,709,587
                                                                                                           ------------
 CONSUMER DURABLES 2.1%
 Mattel Inc. ..................................................................       150,000                 2,754,000
 Stanley Works ................................................................       130,000                 4,208,100
 Whirlpool Corp. ..............................................................        80,000                 3,728,800
                                                                                                           ------------
                                                                                                             10,690,900
                                                                                                           ------------
 CONSUMER NON-DURABLES 6.7%
 General Mills Inc. ...........................................................       130,000                 5,371,600
 Kimberly-Clark Corp. .........................................................       131,000                 6,746,500
 Philip Morris Cos. Inc. ......................................................       222,200                 9,054,650
 Sara Lee Corp. ...............................................................       370,000                 8,447,100
 UST Inc. .....................................................................       175,500                 5,368,545
                                                                                                           ------------
                                                                                                             34,988,395
                                                                                                           ------------
 CONSUMER SERVICES 2.7%
 Gannett Co. Inc. .............................................................        55,000                 4,176,150
 McDonald's Corp. .............................................................       213,700                 3,870,107
 The Walt Disney Co. ..........................................................       359,300                 6,000,310
                                                                                                           ------------
                                                                                                             14,046,567
                                                                                                           ------------
 ELECTRONIC TECHNOLOGY 7.0%
 Boeing Co. ...................................................................       184,700                 5,494,825
 Diebold Inc. .................................................................       183,700                 6,548,905
 Hewlett-Packard Co. ..........................................................       310,500                 4,905,900
 Motorola Inc. ................................................................       867,000                 7,950,390
 Nokia Corp., ADR (Finland) ...................................................       355,000                 5,900,100
 Rockwell Automation Inc. .....................................................       370,700                 6,135,085
                                                                                                           ------------
                                                                                                             36,935,205
                                                                                                           ------------
 ENERGY MINERALS 7.5%
 BP PLC, ADR (United Kingdom) .................................................       244,600                 9,404,870
 ChevronTexaco Corp. ..........................................................       170,260                11,514,684
 Exxon Mobil Corp. ............................................................       250,334                 8,426,242
 Shell Transport & Trading Co. PLC, ADR (United Kingdom) ......................       265,100                10,100,310
                                                                                                           ------------
                                                                                                             39,446,106
                                                                                                           ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)



 FRANKLIN EQUITY INCOME FUND                                                          SHARES                   VALUE
-----------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 FINANCE 18.4%
 Aegon NV, ADR (Netherlands) ..................................................       380,000               $ 5,092,000
 Arthur J. Gallagher & Co. ....................................................       210,700                 5,650,974
 Bank of America Corp. ........................................................        97,800                 6,826,440
 Bank of New York Co. Inc. ....................................................       130,000                 3,380,000
 CIT Group Inc. ...............................................................       236,000                 4,203,160
 Citigroup Inc. ...............................................................       215,000                 7,944,250
 Fleet Boston Financial Corp. .................................................       215,000                 5,028,850
 Freddie Mac ..................................................................       125,000                 7,697,500
 GATX Corp. ...................................................................       171,000                 3,428,550
 JP Morgan Chase & Co. ........................................................       268,250                 5,566,188
 KeyCorp ......................................................................       191,000                 4,666,130
 Morgan Stanley ...............................................................       130,000                 5,059,600
 St. Paul Cos. Inc. ...........................................................       175,400                 5,753,120
 U.S. Bancorp .................................................................       382,900                 8,075,361
 Washington Mutual Inc. .......................................................       367,000                13,123,920
 Wells Fargo & Co. ............................................................        99,600                 5,026,812
                                                                                                           ------------
                                                                                                             96,522,855
                                                                                                           ------------
 HEALTH TECHNOLOGY 7.0%
 Abbott Laboratories ..........................................................       175,000                 7,327,250
 Merck & Co. Inc. .............................................................        97,100                 5,266,704
 Pall Corp. ...................................................................       290,000                 5,037,300
 Pfizer Inc. ..................................................................       237,200                 7,535,844
 Schering-Plough Corp. ........................................................       187,900                 4,011,665
 Wyeth ........................................................................       231,200                 7,745,200
                                                                                                           ------------
                                                                                                             36,923,963
                                                                                                           ------------
 PROCESS INDUSTRIES 4.0%
 Dow Chemical Co. .............................................................       314,800                 8,181,652
 E.I. du Pont de Nemours and Co. ..............................................       197,900                 8,163,375
 RPM International Inc. .......................................................       319,500                 4,811,670
                                                                                                           ------------
                                                                                                             21,156,697
                                                                                                           ------------
 PRODUCER MANUFACTURING 7.2%
 Dover Corp. ..................................................................       145,000                 3,636,600
 Emerson Electric Co. .........................................................       108,100                 5,208,258
 General Electric Co. .........................................................       340,000                 8,585,000
 Honeywell International Inc. .................................................       343,500                 8,223,390
 Pitney Bowes Inc. ............................................................       245,100                 8,223,105
 United Technologies Corp. ....................................................        65,000                 4,008,550
                                                                                                           ------------
                                                                                                             37,884,903
                                                                                                           ------------
 REAL ESTATE .7%
 Vornado Realty Trust .........................................................        95,000                 3,491,250
                                                                                                           ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)



 FRANKLIN EQUITY INCOME FUND                                                          SHARES                   VALUE
-----------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 RETAIL TRADE 2.1%
 Albertson's Inc. .............................................................       150,100               $ 3,348,731
 Home Depot Inc. ..............................................................       140,000                 4,043,200
 May Department Stores Co. ....................................................       153,100                 3,574,885
                                                                                                           ------------
                                                                                                             10,966,816
                                                                                                           ------------
 TECHNOLOGY SERVICES 1.5%
 Automatic Data Processing Inc. ...............................................       186,000                 7,910,580
                                                                                                           ------------
 UTILITIES 3.4%
 CMS Energy Corp. .............................................................       360,000                 2,818,800
 Duke Energy Corp. ............................................................       270,000                 5,532,300
 FirstEnergy Corp. ............................................................        74,600                 2,420,770
 Progress Energy Inc. .........................................................        71,300                 2,974,636
 Vectren Corp. ................................................................       169,000                 4,162,470
                                                                                                           ------------
                                                                                                             17,908,976
                                                                                                           ------------
 TOTAL COMMON STOCKS (COST $443,009,856) ......................................                             413,188,795
                                                                                                           ------------
 CONVERTIBLE PREFERRED STOCKS 9.4%
 COMMUNICATIONS .9%
 MediaOne Group Inc. into Vodafone, 7.00%, cvt. pfd. ..........................       287,600                 4,853,250
                                                                                                           ------------
 CONSUMER DURABLES .8%
 Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ............................       120,800                 4,433,360
                                                                                                           ------------
 ELECTRONIC TECHNOLOGY 1.5%
 Raytheon Co., 8.25%, cvt. pfd. ...............................................       148,400                 7,818,958
                                                                                                           ------------
 FINANCE 1.5%
 MetLife Capital Trust I, 8.00%, cvt. pfd. ....................................        45,000                 3,330,000
 Prudential Financial Inc., 6.75%, cvt. pfd. ..................................        89,300                 4,590,913
                                                                                                           ------------
                                                                                                              7,920,913
                                                                                                           ------------
 REAL ESTATE .4%
 Host Marriott Corp., 6.75%, cvt. pfd. ........................................        56,600                 1,895,987
                                                                                                           ------------
 RETAIL TRADE .8%
 Toys R Us Inc., 6.25%, cvt. pfd. .............................................       118,800                 4,027,320
                                                                                                           ------------
 UTILITIES 3.5%
 FPL Group Inc., 8.50%, cvt. pfd. .............................................       140,000                 7,722,400
 PPL Capital Fund Trust I, 7.75%, cvt. pfd., E ................................       310,000                 5,846,600
 Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES .........................       146,300                 4,893,881
                                                                                                           ------------
                                                                                                             18,462,881
                                                                                                           ------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $53,356,750) ........................                              49,412,669
                                                                                                           ------------


                                                                                   PRINCIPAL
                                                                                    AMOUNT
                                                                                  -----------
 CONVERTIBLE BONDS 3.6%
 CONSUMER SERVICES 1.0%
 Liberty Media Corp. into Viacom, cvt., Series B, 3.25%, 3/15/31 ..............   $ 5,250,000                 5,243,438
                                                                                                           ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)


                                                                                  PRINCIPAL
 FRANKLIN EQUITY INCOME FUND                                                        AMOUNT                    VALUE
-----------------------------------------------------------------------------------------------------------------------
 CONVERTIBLE BONDS (CONT.)
 DISTRIBUTION SERVICES 1.0%
 Amerisource Health Corp., cvt., 5.00%, 12/01/07 ..............................   $ 3,535,000              $  5,483,669
                                                                                                           ------------
 HEALTH TECHNOLOGY .5%
 ICN Pharmaceuticals Inc., cvt., 6.50%, 7/15/08 ...............................     4,100,000                 2,716,853
                                                                                                           ------------
 RETAIL TRADE 1.1%
 Penney JC Co. Inc., cvt., 144A, 5.00%, 10/15/08 ..............................     6,000,000                 5,707,737
                                                                                                           ------------
 TOTAL CONVERTIBLE BONDS (COST $18,561,319) ...................................                              19,151,697
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $514,927,925) ..............................                             481,753,161
                                                                                                           ------------

                                                                                    SHARES
                                                                                  -----------
aSHORT TERM INVESTMENTS 5.0%
 Franklin Institutional Fiduciary Trust Money Market
 Portfolio (COST $26,371,464) .................................................    26,371,464                26,371,464
                                                                                                           ------------

                                                                                   PRINCIPAL
                                                                                    AMOUNT
                                                                                  -----------
bREPURCHASE AGREEMENT 2.8%
 Joint Repurchase Agreement, 1.879%, 11/01/02,
 (Maturity Value $14,532,162) (COST $14,531,404) ..............................   $14,531,404                14,531,404
  ABN AMRO Inc. (Maturity Value $1,390,147)
  Banc of America Securities LLC (Maturity Value $1,390,147)
  Bear, Stearns & Co. Inc. (Maturity Value $1,390,147)
  BNP Paribas Securities Corp. (Maturity Value $1,390,147)
  Deutsche Bank Securities Inc. (Maturity Value $1,390,147)
  Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,390,147)
  Goldman, Sachs & Co. (Maturity Value $1,390,147)
  Greenwich Capital Markets Inc. (Maturity Value $1,390,147)
  Lehman Brothers Inc. (Maturity Value $630,692)
  Morgan Stanley & Co. Inc. (Maturity Value $1,390,147)
  UBS Warburg LLC (Maturity Value $1,390,147)
  Collateralized by U.S. Treasury Bills, Notes, and Bonds,
  and U.S. Government Agency Securities
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $555,830,793) 99.5% ..................................                             522,656,029
 OTHER ASSETS, LESS LIABILITIES .5% ...........................................                               2,447,292
                                                                                                           ------------
 NET ASSETS 100.0% ............................................................                            $525,103,321
                                                                                                           ============


aThe Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc. bSee Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                                                                               CLASS A
                                                            --------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                                2002      2001       2000      1999      1998
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................    $10.58    $10.09     $10.11    $10.46    $10.29
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income a .................................       .44       .55        .57       .53       .54
 Net realized and unrealized gains (losses) ..............       .06       .51         --      (.38)      .19
                                                            --------------------------------------------------
Total from investment operations .........................       .50      1.06        .57       .15       .73
                                                            --------------------------------------------------
Less distributions from net investment income ............      (.51)     (.57)      (.59)     (.50)     (.56)
                                                            --------------------------------------------------
Net asset value, end of year .............................    $10.57    $10.58     $10.09    $10.11    $10.46
                                                            ==================================================

Total return b ...........................................     4.87%    10.81%      5.86%     1.51%     7.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................  $295,623  $193,236   $141,646  $176,114  $224,132
Ratios to average net assets:
 Expenses ................................................      .80%      .86%       .85%      .79%      .78%
 Net investment income ...................................     4.22%     5.33%      5.66%     5.18%     5.24%
Portfolio turnover rate ..................................   112.71%    53.64%     56.80%    64.26%    37.70%


aBased on average shares outstanding effective year ended October 31, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                                            ADVISOR CLASS
                                                             -------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                                2002      2001       2000      1999      1998
                                                             -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $10.57    $10.08     $10.10    $10.45    $10.30
                                                             -------------------------------------------------
Income from investment operations:
 Net investment income a ..................................      .44       .55        .57       .54       .57
 Net realized and unrealized gains (losses) ...............      .07       .52        .01      (.38)      .16
                                                             -------------------------------------------------
Total from investment operations ..........................      .51      1.07        .58       .16       .73
                                                             -------------------------------------------------
Less distributions from net investment income .............     (.52)     (.58)      (.60)     (.51)     (.58)
                                                             -------------------------------------------------
Net asset value, end of year ..............................   $10.56    $10.57     $10.08    $10.10    $10.45
                                                             =================================================

Total return b ............................................    4.97%    10.92%      5.97%     1.62%     7.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $7,348    $1,184     $1,483    $1,367    $3,644
Ratios to average net assets:
 Expenses .................................................     .70%      .76%       .75%      .69%      .69%
 Net investment income ....................................    4.32%     5.35%      5.76%     5.26%     5.28%
Portfolio turnover rate ...................................  112.71%    53.64%     56.80%    64.26%    37.70%


aBased on average shares outstanding effective year ended October 31, 1999. bTotal return is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002


                                                                                   PRINCIPAL
 FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                        AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------------
 AGENCY BONDS 52.8%
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 18.1%
 4.25%, 6/15/05 ................................................................  $40,000,000           $ 42,041,360
 7.00%, 3/15/10 ................................................................   10,700,000             12,720,085
                                                                                                        -------------
                                                                                                          54,761,445
                                                                                                        -------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 34.7%
 3.50%, 9/15/04 ................................................................    5,000,000              5,154,320
 3.875%, 3/15/05 ...............................................................   54,000,000             56,278,800
 4.25%, 7/15/07 ................................................................   13,000,000             13,627,848
 5.25%, 6/15/06 ................................................................   27,600,000             29,971,282
                                                                                                        -------------
                                                                                                         105,032,250
                                                                                                        -------------
 TOTAL AGENCY BONDS (COST $156,463,041)                                                                  159,793,695
                                                                                                        -------------
 MORTGAGE BACKED SECURITIES 48.0%
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 3.9%
 FHLMC Gold, 8.50%, 12/01/22 - 1/01/27 .........................................    6,739,330              7,305,594
 FHLMC Gold, 9.50%, 3/01/21 ....................................................      643,861                703,817
 FHLMC Gold 15 year, 7.00%, 3/01/07 - 9/01/13 ..................................    3,469,824              3,676,272
                                                                                                        -------------
                                                                                                          11,685,683
                                                                                                        -------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 35.0%
 FNMA 7 year balloon, 6.00%, 4/01/04 ...........................................    3,555,703              3,660,792
 FNMA 7 year balloon, 6.50%, 9/01/05 - 10/01/06 ................................    6,466,615              6,636,981
 FNMA 15 year, 5.50%, 3/01/16 - 10/01/17 .......................................   43,022,530             44,441,514
aFNMA 15 year, 6.00%, 11/01/15 .................................................    9,000,000              9,385,313
 FNMA 15 year, 6.00%, 6/01/16 - 5/01/17 ........................................   17,848,689             18,617,233
 FNMA 15 year, 6.50%, 12/01/08 - 10/01/16 ......................................   12,214,255             12,861,794
 FNMA 15 year, 7.00%, 7/01/12 - 7/01/14 ........................................    4,079,838              4,324,502
 FNMA 15 year, 7.50%, 12/01/14 - 1/01/15 .......................................    1,995,795              2,125,038
 FNMA 30 year, 8.75%, 1/01/17 ..................................................      103,234                113,656
 FNMA 30 year, 9.00%, 7/01/16 - 1/01/17 ........................................    1,279,278              1,410,705
 FNMA 30 year, 9.25%, 7/01/16 - 1/01/17 ........................................      158,577                175,198
 FNMA 30 year, 9.50%, 7/01/16 - 6/01/22 ........................................    2,402,956              2,666,258
                                                                                                        -------------
                                                                                                         106,418,984
                                                                                                        -------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 9.1%
 GNMA, 7.50%, 8/15/05 - 9/15/07 ................................................   10,763,992             11,350,968
 GNMA, 8.00%, 11/15/16 - 1/15/17 ...............................................      730,659                794,115
 GNMA, 8.50%, 9/15/04 - 1/15/17 ................................................    1,068,429              1,151,200
 GNMA, 9.00%, 7/15/16 - 9/15/17 ................................................    3,666,799              4,074,403
 GNMA, 9.50%, 11/15/16 - 11/15/17 ..............................................      192,172                216,269
 GNMA II, 8.50%, 11/20/16 - 1/20/17 ............................................      260,278                286,242
 GNMA II, 9.00%, 5/20/16 - 4/20/17 .............................................    1,584,032              1,752,905
 GNMA II, 9.50%, 6/20/16 .......................................................      165,031                184,428

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)


                                                                                   PRINCIPAL
 FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                         AMOUNT                VALUE
---------------------------------------------------------------------------------------------------------------------
 MORTGAGE BACKED SECURITIES (CONT.)
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (CONT.)
 GNMA 15 year, 6.50%, 10/15/13 - 7/15/14 .......................................  $ 5,744,430           $  6,070,595
 GNMA 15 year, 7.50%, 10/15/14 - 12/15/14 ......................................    1,454,981              1,568,456
                                                                                                        -------------
                                                                                                          27,449,581
                                                                                                        -------------
 TOTAL MORTGAGE BACKED SECURITIES (COST $141,162,763) ..........................                         145,554,248
                                                                                                        -------------
 TOTAL LONG TERM INVESTMENTS (COST $297,625,804) ...............................                         305,347,943
                                                                                                        -------------

                                                                                    SHARES
                                                                                  -----------
bSHORT TERM INVESTMENTS .4%
 Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $1,100,728)    1,100,728              1,100,728
                                                                                                        -------------
 TOTAL INVESTMENTS (COST $298,726,532) 101.2% ..................................                         306,448,671
 OTHER ASSETS, LESS LIABILITIES (1.2)% .........................................                          (3,477,988)
                                                                                                        -------------
 NET ASSETS 100.0% .............................................................                        $302,970,683
                                                                                                        =============

aSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
bThe Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2002

                                                                                                    FRANKLIN
                                                                 FRANKLIN                      SHORT-INTERMEDIATE
                                                               CONVERTIBLE     FRANKLIN EQUITY   U.S. GOVERNMENT
                                                              SECURITIES FUND    INCOME FUND     SECURITIES FUND
                                                              ---------------------------------------------------
Assets:
 Investments in securities:
  Cost .....................................................   $255,776,544      $555,830,793      $298,726,532
                                                              ===================================================
  Value ....................................................    222,174,127       522,656,029       306,448,671
 Receivables:
  Investment securities sold ...............................      1,784,375         7,720,361                --
  Capital shares sold ......................................        655,836         2,371,342         4,358,020
  Dividends and interest ...................................      2,496,070         1,151,632         2,574,087
                                                              ---------------------------------------------------
      Total assets .........................................    227,110,408       533,899,364       313,380,778
                                                              ---------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..........................      2,652,812         7,055,257         9,360,000
  Capital shares redeemed ..................................        289,584           838,600           416,229
  Affiliates ...............................................        235,711           541,729           180,462
  Shareholders .............................................         87,051           278,725           170,902
 Distributions to shareholders .............................             --                --           252,997
 Other liabilities .........................................         46,156            81,732            29,505
                                                              ---------------------------------------------------
      Total liabilities ....................................      3,311,314         8,796,043        10,410,095
                                                              ---------------------------------------------------
       Net assets, at value ................................   $223,799,094      $525,103,321      $302,970,683
                                                              ===================================================
Net assets consist of:
 Undistributed net investment income .......................   $   (347,567)     $    779,951      $   (258,899)
 Net unrealized appreciation (depreciation) ................    (33,602,417)      (33,174,764)        7,722,139
 Accumulated net realized loss .............................    (26,502,690)      (21,157,548)       (6,274,576)
 Capital shares ............................................    284,251,768       578,655,682       301,782,019
                                                              ---------------------------------------------------
       Net assets, at value ................................   $223,799,094      $525,103,321      $302,970,683
                                                              ===================================================



                       See notes to financial statements.
52

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2002

                                                                                                    FRANKLIN
                                                                  FRANKLIN                      SHORT-INTERMEDIATE
                                                                CONVERTIBLE    FRANKLIN EQUITY    U.S. GOVERNMENT
                                                              SECURITIES FUND    INCOME FUND      SECURITIES FUND
                                                              ----------------------------------------------------
CLASS A:
 Net assets, at value ......................................   $168,040,321      $404,218,930      $295,622,684
                                                              ===================================================
 Shares outstanding ........................................     15,459,580        26,207,134        27,973,391
                                                              ===================================================
 Net asset value per share a ...............................         $10.87            $15.42            $10.57
                                                              ===================================================
 Maximum offering price per share (net asset
 value per share / 94.25%,
 94.25%, 97.75%, respectively) .............................         $11.53            $16.36            $10.81
                                                              ===================================================
CLASS B:
 Net assets, at value ......................................             --      $ 21,341,488                --
                                                              ===================================================
 Shares outstanding ........................................             --         1,388,604                --
                                                              ===================================================
 Net asset value and maximum offering
 price per share a .........................................             --            $15.37                --
                                                              ===================================================
CLASS C:
 Net assets, at value ......................................   $ 55,758,773      $ 96,700,793                --
                                                              ===================================================
 Shares outstanding ........................................      5,154,150         6,288,779                --
                                                              ===================================================
 Net asset value per share a ...............................         $10.82            $15.38                --
                                                              ===================================================
 Maximum offering price per share (net asset
 value per share / 99%) ....................................         $10.93            $15.54                --
                                                              ===================================================
CLASS R:
 Net assets, at value ......................................             --      $  2,842,110                --
                                                              ===================================================
 Shares outstanding ........................................             --           184,131                --
                                                              ===================================================
 Net asset value and maximum offering
 price per share a .........................................             --            $15.44                --
                                                              ===================================================
ADVISOR CLASS:
 Net assets, at value ......................................             --                --       $ 7,347,999
                                                              ===================================================
 Shares outstanding ........................................             --                --           695,942
                                                              ===================================================
 Net asset value and maximum offering
 price per share ...........................................             --                --            $10.56
                                                              ===================================================



aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002


                                                                                                           FRANKLIN
                                                                 FRANKLIN                             SHORT-INTERMEDIATE
                                                                CONVERTIBLE         FRANKLIN EQUITY     U.S. GOVERNMENT
                                                              SECURITIES FUND         INCOME FUND       SECURITIES FUND
                                                              ---------------------------------------------------------
Investment income:
 Dividends .................................................   $  8,016,748           $ 16,653,874        $    25,425
 Interest ..................................................      7,968,857              1,819,022         11,194,835
                                                              ---------------------------------------------------------
      Total investment income ..............................     15,985,605             18,472,896         11,220,260
                                                              ---------------------------------------------------------
Expenses:
 Management fees (Note 3) ..................................      1,366,009              2,750,903          1,253,260
 Distribution fees (Note 3)
  Class A ..................................................        470,676              1,070,191            216,846
  Class B ..................................................             --                173,171                 --
  Class C ..................................................        564,795                975,408                 --
  Class R ..................................................             --                  1,229                 --
 Transfer agent fees (Note 3) ..............................        348,168              1,137,913            207,727
 Custodian fees ............................................          2,571                  5,740              2,305
 Reports to shareholders ...................................         45,461                 70,980             18,717
 Registration and filing fees ..............................         46,942                 94,081             39,831
 Professional fees .........................................         19,062                 29,552             18,978
 Trustees' fees and expenses ...............................         10,678                 24,651              9,001
 Other .....................................................         11,743                 20,280              8,715
                                                              ---------------------------------------------------------
      Total expenses .......................................      2,886,105              6,354,099          1,775,380
                                                              ---------------------------------------------------------
       Net investment income ...............................     13,099,500             12,118,797          9,444,880
                                                              ---------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................    (24,306,885)           (20,736,132)         2,082,532
  Foreign currency transactions ............................             --                (20,089)                --
                                                              ---------------------------------------------------------
       Net realized gain (loss) ............................    (24,306,885)           (20,756,221)         2,082,532
Net unrealized appreciation (depreciation)
 on investments ............................................    (23,409,131)           (61,546,274)           154,887
                                                              ---------------------------------------------------------
Net realized and unrealized gain (loss) ....................    (47,716,016)           (82,302,495)         2,237,419
                                                              ---------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations .................................   $(34,616,516)          $(70,183,698)       $11,682,299
                                                              =========================================================


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2002 AND 2001

                                                FRANKLIN CONVERTIBLE
                                                   SECURITIES FUND            FRANKLIN EQUITY INCOME FUND
                                              -----------------------------------------------------------
                                                  2002           2001              2002           2001
                                              -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................  $ 13,099,500  $ 10,773,101       $ 12,118,797  $  9,131,718
  Net realized gain (loss) from
   investments and
   foreign currency transactions ...........   (24,306,885)   (1,887,742)       (20,756,221)    7,690,113
  Net unrealized depreciation
   on investments ..........................   (23,409,131)  (31,179,628)       (61,546,274)  (47,893,989)
                                              -----------------------------------------------------------
      Net decrease in net assets resulting
       from operations .....................   (34,616,516)  (22,294,269)       (70,183,698)  (31,072,158)
 Distributions to shareholders from:
  Net investment income:
   Class A .................................   (11,124,319)   (9,472,153)        (9,679,916)   (8,363,720)
   Class B .................................            --            --           (259,160)     (122,312)
   Class C .................................    (3,019,665)   (2,066,879)        (1,487,205)   (1,270,620)
   Class R .................................            --            --             (5,653)           --
  Net realized gains:
   Class A .................................            --    (6,685,876)        (3,280,067)   (7,463,039)
   Class B .................................            --            --           (104,777)     (111,581)
   Class C .................................            --    (1,556,622)          (753,560)   (1,589,225)
                                              -----------------------------------------------------------
 Total distributions to shareholders .......   (14,143,984)  (19,781,530)       (15,570,338)  (18,920,497)
 Capital share transactions: (Note 2)
   Class A .................................    35,059,040    44,109,480         97,345,351    68,092,485
   Class B .................................            --            --         14,179,176     7,245,532
   Class C .................................    20,980,322    19,831,455         27,720,193    20,893,486
   Class R .................................            --            --          2,807,078            --
                                              -----------------------------------------------------------
 Total capital share transactions ..........    56,039,362    63,940,935        142,051,798    96,231,503
      Net increase in net assets ...........     7,278,862    21,865,136         56,297,762    46,238,848
Net assets:
 Beginning of year .........................   216,520,232   194,655,096        468,805,559   422,566,711
                                              -----------------------------------------------------------
 End of year ...............................  $223,799,094  $216,520,232       $525,103,321  $468,805,559
                                              ===========================================================
Undistributed net investment income
 included in net assets:
  End of year ..............................  $   (347,567) $    653,165       $    779,951  $         --
                                              ===========================================================



                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED OCTOBER 31, 2002 AND 2001

                                                                                 FRANKLIN SHORT-INTERMEDIATE
                                                                               U.S. GOVERNMENT SECURITIES FUND
                                                                               ---------------------------------
                                                                                   2002               2001
                                                                               ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................  $  9,444,880        $  8,440,331
  Net realized gain from investments ........................................     2,082,532             755,207
  Net unrealized appreciation on investments ................................       154,887           7,277,127
                                                                               ---------------------------------
      Net increase in net assets resulting from operations ..................    11,682,299          16,472,665
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................................................   (10,541,077)         (8,721,422)
   Advisor Class ............................................................      (217,901)            (84,079)
                                                                               ---------------------------------
 Total distributions to shareholders ........................................   (10,758,978)         (8,805,501)
 Capital share transactions: (Note 2)
   Class A ..................................................................   101,608,060          43,998,053
   Advisor Class ............................................................     6,019,338            (373,948)
                                                                               ---------------------------------
 Total capital share transactions ...........................................   107,627,398          43,624,105
      Net increase in net assets ............................................   108,550,719          51,291,269
Net assets:
 Beginning of year ..........................................................   194,419,964         143,128,695
                                                                               ---------------------------------
 End of year ................................................................  $302,970,683        $194,419,964
                                                                               =================================
Undistributed net investment income included in net assets:
 End of year ................................................................  $   (258,899)       $    (33,976)
                                                                               =================================


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All funds included in this report (the Funds) are diversified. The Funds' investment objectives are:

     GROWTH AND INCOME                  INCOME
     ---------------------------------------------------------------------
     Convertible Securities Fund        Short-Intermediate U.S. Government
     Equity Income Fund                  Securities Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT:

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2002, all repurchased agreements had been entered into on that date.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Funds from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income. Prior to November 1, 2001, premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did not impact the net assets or the distributions of the Funds. The cumulative effect of this accounting change resulted in a reduction in the recorded cost of investments and a corresponding increase in net unrealized appreciation as listed below:

                                                    CONVERTIBLE     EQUITY
                                                  SECURITIES FUND  INCOME FUND
                                                  ----------------------------
Reduction in cost of investments ................        $264,311     $177,886

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

G. AUDIT GUIDE: (CONT.)

The effect of this change for the year ended October 31, 2002 was as listed below:
                                                  CONVERTIBLE          EQUITY
                                                SECURITIES FUND      INCOME FUND
--------------------------------------------------------------------------------
Decrease in net investment income ............     $337,915           $365,381
Decrease in unrealized losses ................     $ 29,852           $ 72,944
Decrease in realized losses ..................     $308,063           $292,437

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective August 1, 2002, the Equity Income Fund began offering a new class of shares, Class R. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

     FUND                                                           CLASS
     ---------------------------------------------------------------------------
     Convertible Securities Fund                                    A & C
     Equity Income Fund                                             A, B, C & R
     Short-Intermediate U.S. Government Securities Fund             A & Advisor

At October 31, 2002, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                CONVERTIBLE SECURITIES FUND        EQUITY INCOME FUND
                                                --------------------------------------------------------
                                                    SHARES      AMOUNT             SHARES        AMOUNT
                                                --------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2002
 Shares sold .................................   7,000,108  $ 92,203,046       15,187,167  $261,436,644
 Shares issued in reinvestment
 of distributions ............................     630,616     8,051,983          573,368    10,345,107
 Shares redeemed .............................  (5,154,016)  (65,195,989)     (10,571,835) (174,436,400)
                                                --------------------------------------------------------
      Net increase ...........................   2,476,708  $ 35,059,040        5,188,700  $ 97,345,351
                                                ========================================================
Year ended October 31, 2001
 Shares sold .................................   6,910,545  $100,429,781        7,225,078  $137,547,305
 Shares issued in reinvestment
 of distributions ............................     891,167    12,845,642          684,689    13,179,263
 Shares redeemed .............................  (4,809,128)  (69,165,943)      (4,278,562)  (82,634,083)
                                                --------------------------------------------------------
      Net increase ...........................   2,992,584  $ 44,109,480        3,631,205  $ 68,092,485
                                                ========================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                    CONVERTIBLE SECURITIES FUND             EQUITY INCOME FUND
                                                    -----------------------------------------------------------------
                                                      SHARES           AMOUNT             SHARES           AMOUNT
                                                    -----------------------------------------------------------------
CLASS B SHARES:
Year ended October 31, 2002
 Shares sold .........................................................................   1,011,675      $ 18,050,273
 Shares issued in reinvestment of distributions ......................................      17,930           320,539
 Shares redeemed .....................................................................    (243,457)       (4,191,636)
                                                                                        -----------------------------
      Net increase ...................................................................     786,148      $ 14,179,176
                                                                                        =============================
Year ended October 31, 2001
 Shares sold .........................................................................     471,623       $ 9,098,125
 Shares issued in reinvestment of distributions ......................................      10,705           205,225
 Shares redeemed .....................................................................    (108,027)       (2,057,818)
                                                                                        -----------------------------
      Net increase ...................................................................     374,301       $ 7,245,532
                                                                                        =============================
CLASS C SHARES:
Year ended October 31, 2002
 Shares sold .....................................   2,724,016      $ 35,815,234         2,580,690      $ 46,034,859
 Shares issued in reinvestment
 of distributions ................................     177,381         2,239,644           108,673         1,957,802
 Shares redeemed .................................  (1,349,797)      (17,074,556)       (1,197,193)      (20,272,468)
                                                    -----------------------------------------------------------------
      Net increase ...............................   1,551,600      $ 20,980,322         1,492,170      $ 27,720,193
                                                    =================================================================
Year ended October 31, 2001
 Shares sold .....................................   1,825,733      $ 26,232,872         1,819,151      $ 35,011,230
 Shares issued in reinvestment
 of distributions ................................     204,079         2,924,789           131,046         2,515,154
 Shares redeemed .................................    (667,202)       (9,326,206)         (866,524)      (16,632,898)
                                                    -----------------------------------------------------------------
      Net increase ...............................   1,362,610      $ 19,831,455         1,083,673      $ 20,893,486
                                                    =================================================================
CLASS R SHARES:
Year ended October 31, 2002 b
 Shares sold .........................................................................     183,898       $ 2,803,523
 Shares issued in reinvestment of distributions ......................................         365             5,599
 Shares redeemed .....................................................................        (132)           (2,044)
                                                                                        -----------------------------
      Net increase ...................................................................     184,131       $ 2,807,078
                                                                                        =============================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                         SHORT-INTERMEDIATE
                                                                                  U.S. GOVERNMENT SECURITIES FUND
                                                                                 ------------------------------------
                                                                                    SHARES                AMOUNT
                                                                                 ------------------------------------
CLASS A SHARES:
Year ended October 31, 2002
 Shares sold .................................................................    19,636,094           $ 205,051,724
 Shares issued in reinvestment of distributions ..............................       756,701               7,889,051
 Shares redeemed .............................................................   (10,682,275)           (111,332,715)
                                                                                 ------------------------------------
      Net increase ...........................................................     9,710,520           $ 101,608,060
                                                                                 ====================================
Year ended October 31, 2001
 Shares sold .................................................................    14,674,801            $151,646,120
 Shares issued in reinvestment of distributions ..............................       603,130               6,238,465
 Shares redeemed .............................................................   (11,052,128)           (113,886,532)
                                                                                 ------------------------------------
      Net increase ...........................................................     4,225,803            $ 43,998,053
                                                                                 ====================================
ADVISOR CLASS:
Year ended October 31, 2002
 Shares sold .................................................................       867,227             $ 9,004,640
 Shares issued in reinvestment of distributions ..............................        16,091                 168,192
 Shares redeemed .............................................................      (299,334)             (3,153,494)
                                                                                 ------------------------------------
      Net increase ...........................................................       583,984             $ 6,019,338
                                                                                 ====================================
Year ended October 31, 2001
 Shares sold .................................................................       525,910             $ 5,495,264
 Shares issued in reinvestment of distributions ..............................         6,897                  71,329
 Shares redeemed .............................................................      (567,998)             (5,940,541)
                                                                                 ------------------------------------
      Net decrease ...........................................................       (35,191)             $ (373,948)
                                                                                 ====================================

bFor the period August 1, 2002 (effective date) to October 31, 2002.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

        ENTITY                                                                     AFFILIATION
        -------------------------------------------------------------------------------------------------
        Franklin Advisers Inc. (Advisers)                                          Investment manager
        Franklin Templeton Services LLC (FT Services)                              Administrative manager
        Franklin/Templeton Distributors Inc. (Distributors)                        Principal underwriter
        Franklin/Templeton Investor Services LLC (Investor Services)               Transfer agent

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

     ANNUALIZED
      FEE RATE    MONTH-END NET ASSETS
     ----------------------------------------------------------------
        .625%     First $100 million
        .500%     Over $100 million, up to and including $250 million
        .450%     In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                                                              SHORT-INTERMEDIATE
                                                CONVERTIBLE       EQUITY       U.S. GOVERNMENT
                                              SECURITIES FUND   INCOME FUND    SECURITIES FUND
                                              --------------------------------------------------
Class A ...................................           .25%           .25%                .10%
Class B ...................................             --          1.00%                  --
Class C ...................................          1.00%          1.00%                  --
Class R ...................................             --           .50%                  --


Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                                             SHORT-INTERMEDIATE
                                                CONVERTIBLE       EQUITY       U.S. GOVERNMENT
                                              SECURITIES FUND   INCOME FUND    SECURITIES FUND
------------------------------------------------------------------------------------------------
Net commissions paid ......................       $197,597       $857,220             $37,630
Contingent deferred sales charges .........       $ 30,280       $ 63,606             $23,667


The Funds paid transfer agent fees of $1,693,808, of which $1,195,470 was paid to Investor Services.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES

At October 31, 2002, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                          SHORT-INTERMEDIATE
                              CONVERTIBLE              EQUITY               U.S. GOVERNMENT
                            SECURITIES FUND          INCOME FUND            SECURITIES FUND
                             ----------------------------------------------------------------
        Capital loss carryovers
         expiring in:
          2003 ............. $        --            $        --               $3,564,637
          2004 .............          --                     --                  300,618
          2007 .............          --                     --                   21,004
          2008 .............          --                     --                2,364,551
          2009 .............     387,321                     --                       --
          2010 .............  25,304,859             20,614,119                       --
                             ----------------------------------------------------------------
                             $25,692,180            $20,614,119               $6,250,810
                             ================================================================

On October 31, 2002, the Short-Intermediate U.S. Government Securities Fund had expired capital loss carryovers of $169,920, which were reclassified to paid-in capital.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses and bond discounts and premiums.

Net realized gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses and bond discounts and premiums.

For the Convertible Securities Fund and Short-Intermediate U.S. Government Securities Fund, the tax character of distributions paid during the year ended October 31, 2002, were the same for financial statement and tax purposes. For the Equity Income Fund, the tax character of distributions paid during the year ended October 31, 2002, were substantially the same for financial statement and tax purposes.

At October 31, 2002, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                                                                 SHORT-INTERMEDIATE
                                                             CONVERTIBLE            EQUITY         U.S. GOVERNMENT
                                                           SECURITIES FUND        INCOME FUND      SECURITIES FUND
                                                           --------------------------------------------------------
Investments at cost .....................................    $256,924,347         $556,625,052      $298,978,303
                                                           ========================================================
Unrealized appreciation .................................    $ 11,257,287         $ 25,704,156      $  7,529,211
Unrealized depreciation .................................     (46,007,507)         (59,673,179)          (58,843)
                                                           ========================================================
Net unrealized appreciation (depreciation) ..............    $(34,750,220)        $(33,969,023)     $  7,470,368
                                                           ========================================================
Undistributed ordinary income ...........................    $    184,810            1,030,781      $    222,102
Undistributed long term capital gains ...................              --                   --                --
                                                           --------------------------------------------------------
Distributable earnings ..................................    $    184,810         $  1,030,781      $    222,102
                                                           ========================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2002 were as follows:

                                                                                                   SHORT-INTERMEDIATE
                                                           CONVERTIBLE             EQUITY            U.S. GOVERNMENT
                                                         SECURITIES FUND         INCOME FUND         SECURITIES FUND
                                                         ------------------------------------------------------------
Purchases .............................................    $264,428,692           $532,108,668         $350,380,246
Sales .................................................    $211,896,193           $401,352,018         $239,409,005


6. CREDIT RISK AND DEFAULTED SECURITIES

The Convertible Securities Fund and the Equity Income Fund have 18.3% and 3.0%, respectively, of their portfolios invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At October 31, 2002, the Convertible Securities Fund held defaulted securities with a value aggregating $675,000, representing .3% of the fund's net assets. For information as to specific securities, see the accompanying Statement of Investments. For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivables.

FRANKLIN INVESTORS SECURITIES TRUST
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Investors Securities Trust, (hereafter referred to as the "Trust") at October 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 5, 2002

FRANKLIN INVESTORS SECURITIES TRUST
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2002:

        CONVERTIBLE                 EQUITY
      SECURITIES FUND             INCOME FUND
      ---------------------------------------
          54.08%                    100.00%

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                   NUMBER OF
                                                        PORTFOLIOS IN FUND
                                          LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS       POSITION      TIME SERVED    BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

FRANK H. ABBOTT, III (81)   Trustee       Since 1986          106            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------------------


HARRIS J. ASHTON (70)       Trustee       Since 1986          133            Director, Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------


S. JOSEPH FORTUNATO (70)    Trustee       Since 1989          134            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------


EDITH E. HOLIDAY (50)       Trustee       Since 1998           82            Director, Amerada Hess Corporation (exploration and
One Franklin Parkway                                                         refining of oil and gas); Hercules Incorporated
San Mateo, CA 94403-1906                                                     (chemicals, fibers and resins); Beverly Enterprises,
                                                                             Inc. (health care); H.J. Heinz Company (processed foods
                                                                             and allied products); RTI International Metals, Inc.
                                                                             (manufacture and distribution of titanium); and
                                                                             Canadian National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


FRANK W.T. LAHAYE (73)      Trustee       Since 1986          106            Director, The California Center for Land Recycling
One Franklin Parkway                                                         (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

                                                            NUMBER OF
                                                        PORTFOLIOS IN FUND
                                          LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS       POSITION      TIME SERVED    BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (74)      Trustee       Since 1992          133            Director, White Mountains Insurance Group, Ltd.
One Franklin Parkway                                                         (holding company); Martek Biosciences Corporation;
San Mateo, CA 94403-1906                                                     WorldCom, Inc. (communications services); MedImmune,
                                                                             Inc. (biotechnology); Overstock.com (Internet
                                                                             services); and Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National Association of
Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS                       NUMBER OF
                                                        PORTFOLIOS IN FUND
                                          LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS       POSITION      TIME SERVED    BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

**EDWARD B. JAMIESON (54)   Trustee,      Trustee              8             None
One Franklin Parkway        President     and President
San Mateo, CA 94403-1906    and Chief     since 1993
                            Executive     and Chief
                            Officer-      Executive
                            Investment    Officer-
                            Management    Investment
                                          Management since
                                          October 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer of other subsidiaries of Franklin Resources,
Inc. and of 5 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


**CHARLES B. JOHNSON (69)   Trustee and   Trustee             133            None
One Franklin Parkway        Chairman of   since 1986
San Mateo, CA 94403-1906    the Board     and Chairman
                                          of the Board
                                          since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


**RUPERT H. JOHNSON,        Trustee and   Trustee             116            None
JR. (62)                    Vice          since 1987 and
One Franklin Parkway        President     Vice President
San Mateo, CA 94403-1906                  since 1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                            NUMBER OF
                                                        PORTFOLIOS IN FUND
                                          LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS       POSITION      TIME SERVED    BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (57)        Vice          Since 1986      Not Applicable     None
One Franklin Parkway        President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


RICHARD D'ADDARIO (53)      Vice          Since           Not Applicable     None
One Franklin Parkway        President     February 2002
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President and Director of Research, Franklin Advisers, Inc.; and officer of three of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


MARTIN L. FLANAGAN (42)     Vice          Since 1995      Not Applicable     None
One Franklin Parkway        President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


JIMMY D. GAMBILL (55)       Senior Vice   Since           Not Applicable     None
500 East Broward Blvd.      President     October 2002
Suite 2100                  andChief
Fort Lauderdale,            Executive
FL 33394-3091               Officer-Finance
                            and Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; and officer of some of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


DAVID P. GOSS (55)          Vice          Since 2000      Not Applicable     None
One Franklin Parkway        President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property
Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

                                                            NUMBER OF
                                                        PORTFOLIOS IN FUND
                                          LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS       POSITION      TIME SERVED    BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------


BARBARA J. GREEN (55)       Vice          Since 2000      Not Applicable     None
One Franklin Parkway        President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc. and
officer of one of the other subsidiaries of Franklin Resources, Inc., and of 50 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and Exchange Commission (1986-1995); Attorney,
Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------


MICHAEL O. MAGDOL (65)      Vice          Since           Not Applicable     Director, FTI Banque, Arch Chemicals, Inc. and Lingnan
600 5th Avenue              President -   May 2002                           Foundation.
Rockefeller Center          AML
New York, NY 10048-0772     Compliance


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


KIMBERLEY MONASTERIO (38)   Treasurer     Treasurer       Not Applicable     None
One Franklin Parkway        and Chief     since 2000 and
San Mateo, CA 94403-1906    Financial     Chief Financial
                            Officer       Officer since
                                          September 2002


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


MURRAY L. SIMPSON (65)      Vice          Since 2000      Not Applicable     None
One Franklin Parkway        President
San Mateo, CA 94403-1906    and
                            Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive
Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.
Edward B. Jamieson is considered an interested person of the Fund under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

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



                       This page intentionally left blank.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 3
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 4
Franklin Short-Intermediate
 U.S. Government Securities Fund 3
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 3
Franklin Federal Money Fund 3,5
Franklin Money Fund 3,5


TAX-FREE INCOME 6
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 7
Tax-Exempt Money Fund 3,5

STATE-SPECIFIC
TAX-FREE INCOME 6
Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust  9


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
7. Portfolio of insured municipal securities.
8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           09/02

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FRANKLIN(R)TEMPLETON(R)
INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906



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ANNUAL REPORT
FRANKLIN INVESTORS SECURITIES TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Investors Securities Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST1 A2002 12/02
[RECYCLE LOGO OMITTED] Printed on recycled paper
























ANNUAL
REPORT
[GRAPHIC OMITTED]
BUILDINGS

OCTOBER 31, 2002



FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

FRANKLIN FLOATING RATE DAILY ACCESS FUND

FRANKLIN TOTAL RETURN FUND



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ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE
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[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R) INVESTMENTS

THANK YOU FOR INVESTING WITH
FRANKLIN TEMPLETON. WE ENCOURAGE
OUR INVESTORS TO MAINTAIN A LONG-TERM
PERSPECTIVE AND REMEMBER THAT ALL
SECURITIES MARKETS MOVE BOTH UP AND
DOWN, AS DO MUTUAL FUND SHARE PRICES.
WE APPRECIATE YOUR PAST SUPPORT
AND LOOK FORWARD TO SERVING YOUR
INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OMITTED]
CHARLES B. JOHNSON

CHARLES B. JOHNSON
CHAIRMAN
FRANKLIN INVESTORS SECURITIES TRUST


EDELIVERY DETAILS:
Log on at franklintempleton.com and click on Experience eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

SHAREHOLDER LETTER

Dear Shareholder:

This annual report for Franklin Investors Securities Trust covers the fiscal year ended October 31, 2002.


A YEAR OF TURMOIL AND UNCERTAINTY
The 12 months under review was an extraordinary time of geopolitical upheaval and economic flux. Although the U.S. managed to pull away from recession with a tentative and uneven economic recovery, instability at home and abroad roiled the domestic stock markets while severely testing investors' trust and patience.

U.S. gross domestic product (GDP), a good measure of the country's overall economic health, rose modestly and painted a picture of a tepid economy making gradual progress toward recovery. Although GDP grew 3.25% for the year ended September 30, 2002, it appeared to be slowing again toward period-end, raising the specter of a double-dip recession. The New York-based Conference Board reported its Index of Leading Economic Indicators fell throughout the summer. Furthermore, consumer confidence fell in the fiscal year's final five months, mainly on concerns about financial markets, terrorism, possible war in Iraq and a weak job market. Indeed, many economists predicted further economic recovery, but one with little new job creation, as the unemployment rate jumped from 5.6% in November 2001 to a peak of 6.0% in April 2002 before settling back down to 5.7% again

CONTENTS


Shareholder Letter ......    1

Fund Reports

  Franklin Adjustable
  U.S. Government
  Securities Fund .......    7

  Franklin Floating Rate
  Daily Access Fund .....   14

  Franklin Total
  Return Fund ...........   24

Financial Highlights &
Statements of Investments   32

Financial Statements ....   57

Notes to
Financial Statements ....   62

Independent
Auditors' Report ........   70

Board Members
and Officers ............   71

[GRAPHIC OMITTED]
FUND CATEGORY
GLOBAL
GROWTH
GROWTH-INCOME
INCOME
TAX-FREE INCOME
at period-end. 1 Meanwhile, the federal budget deficit surged as new military and governmental initiatives were put into place following the events of September 11, and worldwide demand for U.S. goods and services slowed.

As would be expected, economic malaise forced many corporations to cautiously reduce earnings estimates and warn of possible tough times ahead as profit margins dwindled. Along the way, many companies delayed expansions and equipment upgrades, revamped operations to run leaner, and brought the excess overhead and inventories of the late 1990s' boom under control. Other companies came into the spotlight for entirely different, yet more troubling reasons: accounting fraud and CEO improprieties. Although finding and prosecuting the culprits offered some solace, the revelations left a stain on corporate America's identity and investor confidence, and contributed greatly to the sliding U.S. dollar and sinking stock markets. With the addition of widespread unease over possible war and terrorism, the seeds were sown for a gyrating, disappointing stock market year. Investors gained some confidence in the spring and early summer, inciting short-lived rallies, but by the end of September this sentiment deteriorated drastically, and all three major indexes fell to multi-year lows in October. For the 12 months ended October 31, 2002, the Nasdaq Composite Index, Dow Jones Industrial Average and Standard & Poor's 500 Composite Index (S&P 500) posted losses of 20.92%,



1. Source: Bureau of Labor Statistics.

5.55% and 15.10%, respectively. 2 Value and growth stocks converged as the market sell-off widened in scope, causing both types to turn in similarly poor results.


POCKETS OF STRENGTH, ESPECIALLY IN THE BOND MARKET
The economy and financial markets exhibited areas of resiliency during the 12-month period. The Federal Reserve Board (the Fed), after making aggressive cuts to the federal funds target rate to keep the economy on track in the aftermath of September 11, elected to keep it unchanged at 1.75% through October 2002. Low interest rates fueled strong automobile sales and set off a huge wave of mortgage refinancing, putting more cash into consumers' hands and keeping the housing and related industries vibrant. Wages rose at an annual rate of 3.2% and inflation remained low, so real incomes grew for most people.3 Consumer spending, further bolstered by recently enacted tax cuts, has underpinned the fragile economic recovery so far, but consumer debt rose during the period, and confidence began to dip.

As stocks fell, interest rates moved lower, aiding most types of bonds. The yield on the U.S. Treasury's 10-year note ended the period at 3.93% after reaching a 44-year low of 3.61% on October 9. Investors flocked to the perceived safety of the fixed income markets, allowing Treasuries, municipal issuance and investment-grade corporate bonds to perform solidly. For the 12-month period, investment-grade corporate bonds, as measured by the Lehman Brothers Credit Index, returned 4.34%,



"LOW INTEREST RATES FUELED STRONG AUTOMOBILE SALES AND SET OFF A HUGE WAVE OF MORTGAGE REFINANCING, PUTTING MORE CASH INTO CONSUMERS' HANDS AND KEEPING THE HOUSING AND RELATED INDUSTRIES VIBRANT."

2. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The Dow Jones Industrial Average, calculated by Wilshire Associates Inc., is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

3. Source: Bureau of Labor Statistics, 9/30/02.

while the 10-year Treasury note posted a 7.83% return.4 High yield bonds were a volatile exception, as they tended to trade more on generally deteriorating company fundamentals than on interest rate moves.


GUARDED OPTIMISM, HEIGHTENED VIGILANCE
The good news is that many leading economists, including Fed chief Alan Greenspan, believe the economy is now struggling past the excesses of the late 1990s' bubble economy, which could put us in very good shape for a more broadly based recovery in 2003. Inventories are lean again and the hard lessons of corporate accountability have been learned. We hope that in the wake of scandals and overextended stock markets we have reached a new level of corporate truth, reliability and sustainability. Less encouragingly, consumers continue to shoulder the burden of carrying the economy as businesses remain on the sideline and most economic indicators are still in the doldrums. Additionally, any news of armed conflict will almost surely strain the economy in the short term. The uncertainties this brings are apt to limit investor enthusiasm in the coming months.

The recent, intensified interest in corporate governance has highlighted the importance of Franklin Templeton's rigorous research process and decades of experience. Franklin Templeton Investments has more than 350 research analysts and portfolio managers whose goal is to carefully evaluate every company our funds invest in. Our portfolio managers couple their


4. Source: Standard & Poor's Micropal. The Lehman Brothers Credit Index measures publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Payden & Rygel 10-Year Treasury Note Index is a total return index based on a constant maturity instrument. The index includes both accrued interest and change in market price in its monthly total return calculations. Month-end yield levels are obtained from the Federal Reserve H15 publication and used to calculate price change.

ongoing evaluation of a company's public financial statements and Wall Street analysis with their own individual and independent fundamental research.

Independent research typically involves numerous analytic measures, including regular conversations with company management, an equally comprehensive evaluation of that company's competition and a look at how the company fits in its sector, as well as other overall economic and country issues that might impact the company's true value.

We have always looked at the logic behind financial statements and paid particular attention to footnotes and explanations of accounting policies. We typically avoid investing in companies with accounting practices that we either do not understand, believe to be aggressive, or disagree with. Having said that, we do not have access to internal company financial data, so there is no way we can protect against outright fraud by management. That is an issue that needs to be addressed by the SEC, the stock exchanges and the auditors. We strongly support the legislation and measures we believe are in the best interest of our investors and shareholders.

At period-end in terms of interest rates and the economy, as long as the economy does not grow too fast, we would expect a very slow rise in long-term interest rates, reflecting slight upward pressure on inflation. That scenario appears to be priced into the bond market. Although, for bonds, rapid inflation would be the most worrisome aspect of an improving economy, conditions at period-end did not suggest that probability.

-------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301.
AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS
ON OUR WEBSITE.
-------------------------------------------------------------------------------


Recent market uncertainty reinforces the importance of investing for the long term, so short-term market fluctuations have minimal impact on overall investment goals. Investors tend to overreact at the worst times, and often view stocks and bonds as alternatives to one another instead of complements. At Franklin Templeton, we think bonds should be held for income and portfolio diversification. We also firmly believe that most people benefit from professional advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.

Sincerely,

/S/ SIGNATURE

Charles B. Johnson
Chairman
Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH LOWER VOLATILITY OF PRINCIPAL BY INVESTING IN A PORTFOLIO CONSISTING PRIMARILY OF ADJUSTABLE-RATE U.S.
GOVERNMENT AGENCY-GUARANTEED, MORTGAGE-BACKED SECURITIES.1
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Franklin Adjustable
U.S. Government Securities Fund
Based on Total Net Assets
10/31/02

FNMA    49.2%
GNMA    25.1%
FHLMC   20.3%
Other    5.4%

This annual report for Franklin Adjustable U.S. Government Securities Fund covers the fiscal year ended October 31, 2002. We began the 12 months under review watching the economy bounce back impressively to avert a deep recession in the aftermath of September 11. Low interest rates, increased government spending and strong consumer demand helped spur gross domestic product (GDP) growth of 2.7% and 5.0% annualized in the fourth quarter of 2001 and first quarter of 2002. The economic downturn of 2001 prompted the Federal Reserve Board (the Fed) to reduce the federal funds target rate to a 40-year low of 1.75% by year-end 2001. With a somewhat uncertain economic outlook persisting through the end of the reporting period, the Fed maintained its easing bias toward monetary policy, suggesting the possibility for further rate cuts.



1. Individual securities in the underlying portfolio, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Yield and share price are not guaranteed and will fluctuate with market conditions.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 33.

However, the federal funds target rate stayed at 1.75% from the beginning of 2002 through the Fund's fiscal year-end.

The yield curve remained steep, as expectations for additional Fed rate cuts pushed short-term rates down further relative to long-term rates. In fact, toward period-end short-term rates hit lows not seen since the 1950s. For example, the 2-year Treasury note's yield fell 76 basis points, from 2.44% at the beginning of the period to 1.68% on October 31, 2002, while the 10-year Treasury bond only declined 37 basis points, from 4.30% to 3.93% over the same time.

After the economy's respectable initial rebound, growth appeared to be decelerating during the reporting period's final few months. Business spending was scarce, retail sales weakened and consumer confidence waned. Meanwhile, stock prices tumbled under the combined weight of corporate accounting scandals and geopolitical concerns, adding to fears of a double-dip recession. GDP only grew 1.3% annualized in 2002's second quarter, but did manage to bounce back modestly in the third quarter with an estimated growth rate of 4.0% annualized, due largely to government defense and consumer spending. However, the quality of third quarter GDP growth was very uneven, occurring mostly in July before slowing down significantly in August and September.

We believe the determining factor for a sustainable recovery lies in the manufacturing sector's changing fortunes. This influential sector's best indicator of activity is the manufacturing index, produced by the Institute of Supply Management (ISM). An ISM Index reading above 50 indicates an expanding manufacturing sector, while a reading below 50 indicates contraction. The ISM Index reached a low point of 39.5 in October 2001. Since then it moved higher, reaching 56.2 in June 2002, before shrinking to close the period at 48.5 in October. While the manufacturing recovery stalled somewhat toward period-end, housing and consumer sectors remained robust throughout the reporting year, serving as two of the U.S. economy's most substantial pillars. Historically low mortgage rates kept home ownership affordable for buyers. In addition, consumers took advantage of low rates and refinanced existing mortgages in record numbers, giving them more cash to spend on other goods. The economy's ups and downs were mirrored in consumer behavior, as marked by the Conference Board's Consumer Confidence Index. It rose to 110.7 in March 2002 from 84.9 in November 2001, yet steadily retreated to a nine-year low of 79.6 through the end of October 2002, largely due to mounting concerns about weak job and equity markets, the still-fragile economic recovery and possible war in Iraq. Although inflation, as measured by the Consumer Price Index, ended the period rising only 2.0%, excluding food and energy the figure was really 2.2%. If it continues on an upward track, ultimately the Fed may be forced to begin raising rates to forestall further inflationary pressures.



DIVIDEND DISTRIBUTIONS
Franklin Adjustable U.S. Government
Securities Fund -
11/1/01-10/31/02

                   DIVIDEND
MONTH              PER SHARE
-----------------------------

November           3.60 cents

December           3.60 cents

January            3.60 cents

February           3.60 cents

March              3.80 cents

April              3.80 cents

May                3.30 cents

June               3.30 cents

July               2.95 cents

August             2.75 cents

September          2.75 cents

October            2.75 cents

-----------------------------
TOTAL             39.80 CENTS

Within this mixed and difficult environment, Franklin Adjustable U.S. Government Securities Fund performed well. The portfolio employed a conservative strategy of investing primarily in seasoned adjustable-rate mortgage (ARM) securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We chose securities using a value-oriented approach, emphasizing a bond's fundamental cost in relation to comparable securities as well as its historical prepayment performance.

There were no major changes to the Fund's overall portfolio mix during the year. We saw steady cash inflows to the Fund throughout the reporting period, which we used to add a diversified mix of seasoned conventional ARMs to our core holdings. We also increased our allocation to Government National Mortgage Association (GNMA or Ginnie Mae) ARM securities, as we found this sector offered higher liquidity than other ARM sectors.

The Fund's distribution rate tends to track movements in short-term interest rates; however, it does so with a lag due to the nature of the coupon resets on the portfolio's securities. The distribution rate fell during the reporting period, and stood at 3.44% on October 31, 2002, as shown in the Performance Summary beginning on page 12. Going forward, we will continue to maintain our conservative strategy, which we believe allows the Fund to produce consistent performance in a variety of interest rate environments.


/S/ SIGNATURE
T. Anthony Coffey


/S/ SIGNATURE
Jack Lemein


/S/ SIGNATURE
Roger A. Bayston

Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund

-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT
SECURITIES FUND



PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS A                            CHANGE             10/31/02    10/31/01
--------------------------------------------------------------------------
Net Asset Value (NAV)              -$0.08                $9.38       $9.46
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                   $0.3980




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of October's 2.75 cent per share dividend and the maximum offering price of $9.60 on 10/31/02.

5. Yield, calculated as required by the SEC, is based on earnings of the Fund's portfolio for the 30 days ended 10/31/02.

PERFORMANCE
CLASS A                                       1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------
Cumulative Total Return 1                      +3.45%   +28.05%    +57.62%
Average Annual Total Return 2                  +1.10%    +4.59%     +4.41%
Avg. Ann. Total Return (9/30/02) 3             +1.67%    +4.63%     +4.34%

Distribution Rate 4                  3.44%
30-Day Standardized Yield 5          3.47%



-------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------




For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE, FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED INTEREST. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.



GRAPHIC OMITTED
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
CLASS A (11/1/92-10/31/02)

                Franklin Adjustble             Lehman Brothers             Payden & Rygel
                  U.S. Government          Short U.S. Government           Domestic 180-
                  Securities Fund            1-2 Year Index 6              Day CD Index 6
-----------------------------------------------------------------------------------------
  11/1/91             $ 9,773                       $10,000                    $10,000
 11/30/92               9,792                         9,990                     10,010
 12/31/92               9,830                        10,076                     10,057
  1/31/93               9,866                        10,168                     10,095
  2/28/93               9,911                        10,239                     10,122
  3/31/93               9,924                        10,266                     10,149
  4/30/93               9,976                        10,323                     10,179
  5/31/93               9,977                        10,300                     10,197
  6/30/93              10,030                        10,364                     10,224
  7/31/93              10,064                        10,389                     10,254
  8/31/93              10,097                        10,459                     10,287
  9/30/93              10,085                        10,492                     10,315
 10/31/93              10,062                        10,515                     10,341
 11/30/93               9,988                        10,528                     10,366
 12/31/93               9,963                        10,567                     10,397
  1/31/94               9,998                        10,628                     10,431
  2/28/94               9,939                        10,584                     10,430
  3/31/94               9,867                        10,558                     10,454
  4/30/94               9,804                        10,531                     10,470
  5/31/94               9,849                        10,550                     10,497
  6/30/94               9,876                        10,580                     10,530
  7/31/94               9,917                        10,665                     10,575
  8/31/94               9,917                        10,701                     10,616
  9/30/94               9,906                        10,692                     10,642
 10/31/94               9,793                        10,722                     10,683
 11/30/94               9,789                        10,688                     10,707
 12/31/94               9,767                        10,714                     10,749
  1/31/95               9,846                        10,844                     10,824
  2/28/95               9,958                        10,973                     10,890
  3/31/95              10,017                        11,036                     10,943
  4/30/95              10,109                        11,125                     11,007
  5/31/95              10,323                        11,280                     11,079
  6/30/95              10,287                        11,340                     11,135
  7/31/95              10,351                        11,393                     11,196
  8/31/95              10,438                        11,456                     11,250
  9/30/95              10,491                        11,507                     11,300
 10/31/95              10,534                        11,592                     11,360
 11/30/95              10,634                        11,678                     11,420
 12/31/95              10,663                        11,760                     11,483
  1/31/96              10,738                        11,853                     11,545
  2/29/96              10,745                        11,827                     11,590
  3/31/96              10,810                        11,834                     11,631
  4/30/96              10,819                        11,856                     11,681
  5/31/96              10,863                        11,892                     11,730
  6/30/96              10,966                        11,972                     11,776
  7/31/96              11,000                        12,019                     11,826
  8/31/96              11,032                        12,069                     11,889
  9/30/96              11,111                        12,165                     11,947
 10/31/96              11,223                        12,287                     12,009
 11/30/96              11,276                        12,366                     12,067
 12/31/96              11,329                        12,385                     12,121
  1/31/97              11,407                        12,444                     12,175
  2/28/97              11,473                        12,480                     12,223
  3/31/97              11,503                        12,485                     12,265
  4/30/97              11,597                        12,578                     12,323
  5/31/97              11,666                        12,663                     12,387
  6/30/97              11,748                        12,742                     12,449
  7/31/97              11,868                        12,858                     12,516
  8/31/97              11,875                        12,884                     12,572
  9/30/97              11,958                        12,972                     12,630
 10/31/97              12,029                        13,057                     12,691
 11/30/97              12,036                        13,092                     12,744
 12/31/97              12,119                        13,175                     12,810
  1/31/98              12,215                        13,287                     12,883
  2/28/98              12,221                        13,308                     12,933
  3/31/98              12,254                        13,363                     12,992
  4/30/98              12,312                        13,426                     13,049
  5/31/98              12,345                        13,494                     13,113
  6/30/98              12,404                        13,562                     13,172
  7/31/98              12,436                        13,625                     13,236
  8/31/98              12,513                        13,766                     13,306
  9/30/98              12,587                        13,923                     13,388
 10/31/98              12,542                        13,995                     13,456
 11/30/98              12,523                        13,991                     13,502
 12/31/98              12,588                        14,044                     13,565
  1/31/99              12,653                        14,096                     13,626
  2/28/99              12,732                        14,061                     13,668
  3/31/99              12,770                        14,153                     13,730
  4/30/99              12,822                        14,200                     13,787
  5/31/99              12,861                        14,209                     13,833
  6/30/99              12,872                        14,251                     13,863
  7/31/99              12,909                        14,303                     13,926
  8/31/99              12,959                        14,340                     13,983
  9/30/99              13,010                        14,424                     14,047
 10/31/99              13,074                        14,469                     14,109
 11/30/99              13,111                        14,501                     14,182
 12/31/99              13,141                        14,524                     14,250
  1/31/00              13,206                        14,537                     14,315
  2/29/00              13,247                        14,630                     14,379
  3/31/00              13,317                        14,709                     14,444
  4/30/00              13,378                        14,755                     14,507
  5/31/00              13,409                        14,812                     14,568
  6/30/00              13,499                        14,955                     14,658
  7/31/00              13,575                        15,046                     14,751
  8/31/00              13,638                        15,150                     14,842
  9/30/00              13,731                        15,257                     14,927
 10/31/00              13,785                        15,333                     15,010
 11/30/00              13,887                        15,465                     15,098
 12/31/00              14,021                        15,634                     15,208
  1/31/01              14,107                        15,832                     15,343
  2/28/01              14,194                        15,927                     15,423
  3/31/01              14,311                        16,052                     15,502
  4/30/01              14,369                        16,109                     15,584
  5/31/01              14,456                        16,203                     15,662
  6/30/01              14,545                        16,258                     15,715
  7/31/01              14,619                        16,425                     15,781
  8/31/01              14,646                        16,517                     15,846
  9/30/01              14,745                        16,759                     15,952
 10/31/01              14,889                        16,908                     16,009
 11/30/01              14,914                        16,891                     16,036
 12/31/01              14,924                        16,923                     16,062
  1/31/02              14,965                        16,948                     16,086
  2/28/02              14,991                        17,019                     16,112
  3/31/02              15,036                        16,926                     16,117
  4/30/02              15,145                        17,105                     16,178
  5/31/02              15,134                        17,163                     16,191
  6/30/02              15,248                        17,302                     16,227
  7/31/02              15,313                        17,479                     16,256
  8/31/02              15,292                        17,526                     16,285
  9/30/02              15,386                        17,642                     16,314
 10/31/02              15,403                        17,688                     16,345



6. Source: Standard & Poor's Micropal (Lehman Brothers). The Lehman Brothers Short U.S. Government 1-2 Year Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have between one and two years to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The index includes issues of the U.S. government. Total return includes price appreciation/ depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. Payden & Rygel Domestic 180-Day CD Index is a total return index based on a constant maturity instrument. The index includes both accrued interest and market price changes in its monthly total return calculations. Month-end yield levels are obtained from the Federal Reserve H15 publication and used to calculate price changes.


                                                                              13
Past performance does not guarantee future results.

FRANKLIN FLOATING RATE
DAILY ACCESS FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN FLOATING RATE DAILY ACCESS FUND SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME AND PRESERVATION OF CAPITAL BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN SENIOR SECURED CORPORATE LOANS AND CORPORATE DEBT SECURITIES WITH FLOATING INTEREST RATES.
--------------------------------------------------------------------------------


This annual report for Franklin Floating Rate Daily Access Fund covers the fiscal year ended October 31, 2002.

ECONOMIC OVERVIEW
With the exception of 2002's first quarter, the U.S. economy was weak during the 12 months under review, underscored by slack industrial demand, severely curtailed business spending and rising unemployment. Despite slightly better than expected September manufacturing and jobless data, economic malaise continued to be evident in business and retail spending. The Index of Consumer Sentiment declined steadily from May 2002 through period-end; however, the Index of Consumer Expectations, a forward-looking indicator, rose slightly over the year ended October 31, 2002.

The Federal Reserve Board (the Fed) lowered interest rates from 2.50% to 1.75% during the first two months of the reporting



The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 38.

period to stimulate growth and spending. Although the economy only muddled along during the first 10 months of 2002, the Fed made no further rate cuts during this time, appearing to favor patience over a rapid response that might have to be reversed in the future. The three-month London InterBank Offered Rate (LIBOR), the benchmark used to set the interest rate of most leveraged loans, stood at 1.69% on October 31, 2002, down from 2.20% on October 31, 2001. Long-term interest rates also declined over the same period, with the 10-year Treasury note's yield decreasing from 4.30% at the beginning of the period to 3.93% at period-end. Equity markets fell during the reporting period with the Dow Jones Industrial Average down 5.55% and the Nasdaq Composite Index off 20.92%.1


SYNDICATED BANK LOAN MARKET
Overall, the bank loan market had a difficult year. From the end of 2001 until early 2002 slowing economic trends, ongoing credit deterioration and multiple corporate accounting scandals created a gloomy environment for borrowers and lenders alike. Yield spreads over LIBOR widened considerably, and at times the loan market appeared virtually closed to all but the strongest borrowers.

By the spring of 2002, however, demand for primary and secondary loans improved considerably as a better economic outlook, robust high yield bond market and new institutional investment vehicles, such as collateralized loan obligations, helped fuel loan demand and lender concessions. Some of the



1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average, calculated by Wilshire Associates Inc., is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

more stable borrowers used the opportunity to refinance their loans at lower rates, resulting in the highest new-issue volume since early 2000.

Another reversal in loan demand occurred by July 2002, when the loan market cooled off again. Primary causes included Adelphia Communications' unexpected default, deteriorating supply/ demand characteristics in the high yield bond market and mixed economic data indicating a stalling recovery. Lenders once again commanded higher LIBOR spreads, tighter financial covenants and other concessions from borrowers to compensate for the rising lending risks associated with this uncertain environment.

One sign that the economic cycle may finally begin to reverse course was the lagging 12-month institutional default rate, which improved in October 2002 and at fiscal year-end was down almost one full percentage point, to 6.59%, from its all-time high of approximately 7.50% in June.2 Our consensus view is that the default rate could continue to move lower, albeit slowly. However, we do not rely heavily on this forecast, since other trends may eventually pressure default rates, including an increase in distressed-but-performing loans and the possibility that more issuers may ask for flexibility with their loan agreements' terms.

All things considered, we believe prospects exist for a loan market rebound, which could benefit investors with longer-term time horizons. The recent interest rate environment was the lowest since the 1950s. We believe rates should eventually rise, benefiting the Fund's yield.





2. Source: Standard & Poor's LCD, 11/7/02.

DIVIDEND DISTRIBUTIONS*
Franklin Floating Rate Daily Access Fund
11/1/01-10/31/02

                                      DIVIDEND PER SHARE
                ----------------------------------------------------------------
MONTH             CLASS A          CLASS B         CLASS C      ADVISOR CLASS
--------------------------------------------------------------------------------
November        4.1942 cents    3.6626 cents    3.8956 cents    4.3802 cents
December        4.2656 cents    3.7035 cents    3.9515 cents    4.4591 cents
January         3.8948 cents    3.3322 cents    3.5641 cents    4.0911 cents
February        3.3804 cents    2.8959 cents    3.0845 cents    3.5578 cents
March           3.6810 cents    3.4846 cents    3.4492 cents    3.8634 cents
April           4.0521 cents    3.8470 cents    3.7810 cents    4.2650 cents
May             3.6490 cents    3.4231 cents    3.3968 cents    3.8543 cents
June            3.3615 cents    2.9406 cents    3.1306 cents    3.5445 cents
July            3.7947 cents    3.3047 cents    3.5189 cents    4.0073 cents
August          3.4563 cents    2.9807 cents    3.1926 cents    3.6498 cents
September       3.5902 cents    3.1192 cents    3.4898 cents    3.7919 cents
October         3.6077 cents    3.0948 cents    3.5026 cents    3.8057 cents
--------------------------------------------------------------------------------
TOTAL           44.9275 CENTS   39.7889 CENTS  41.9572 CENTS   47.2701 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.





PORTFOLIO NOTES
During the year under review, the Fund continued to favor the broadcasting sector, both in television and radio. Broadcasting companies were able to successfully access the capital markets in 2002 to raise proceeds and pay down debt. In addition, we expect the industry to experience strong growth into 2003, compared with the second half of 2001 when advertisers significantly reduced spending. In our analysis, the value of television assets could further benefit from potential industry deregulation.

TOP 10 HOLDINGS
Franklin Floating Rate
Daily Access Fund
10/31/02

COMPANY                    % OF TOTAL
SECTOR/INDUSTRY            NET ASSETS
-------------------------------------
DaVita Inc.                       1.6%
MEDICAL & NURSING SERVICES

Owens-Illinois Group Inc.         1.6%
CONTAINERS & PACKAGING

Radio One Inc.                    1.5%
BROADCASTING

Loews Cineplex
Entertainment Corp.               1.5%
MOVIES & ENTERTAINMENT

Pacific Gas & Electric Co.        1.5%
ELECTRIC UTILITIES

MCC Iowa (Broadband)              1.5%
CABLE & SATELLITE TELEVISION

Dayco Products LLC                1.3%
AUTO PARTS: O.E.M.

Primedia Inc.                     1.3%
PUBLISHING:
BOOKS & MAGAZINES

Sotheby's Holdings Inc.           1.2%
OTHER CONSUMER SERVICES

Argosy Gaming Co.                 1.2%
CASINOS & GAMING




We moved to position the Fund defensively during the reporting period by favoring non-cyclical industries such as health care, since we believe hospital services will experience strong demand regardless of economic conditions. We invested in DaVita, the second-largest U.S. provider of dialysis services for patients suffering from chronic kidney failure, also known as end-stage renal disease. DaVita provides dialysis and ancillary services to approximately 43,000 patients through a network of 493 outpatient facilities located in 32 states and the District of Columbia. Another health care holding was Triad Hospitals, which became the country's third-largest hospital management company following its acquisition of Quorum Health Group in April 2001.

In summary, despite increased default rates and leveraged loan market volatility, we were generally able to sustain the Fund's share price, as measured by net asset value, by seeking loans from well-capitalized issuers exhibiting ample liquidity to meet their fixed expenses. Looking forward, we will maintain our strategy of holding loans from companies that generate substantial cash flow, possess defensive market positions and provide strong asset coverage. With its relatively stable share price and potential for relatively high, current income, we believe the Fund is an attractive investment for investors seeking to diversify their portfolios.

We appreciate your investment in Franklin Floating Rate Daily Access Fund and welcome your comments or suggestions.

/S/ SIGNATURE

Chauncey Lufkin
Portfolio Manager


/S/ SIGNATURE

Richard C. D'Addario
Portfolio Manager


/S/ SIGNATURE

David Ardini, CFA
Assistant Portfolio Manager

Franklin Floating Rate Daily Access Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN FLOATING
RATE DAILY ACCESS FUND

PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.






--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge.

CLASS B: Subject to no initial sales charge but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to no initial sales charge but subject to 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------





PRICE AND DISTRIBUTION INFORMATION





CLASS A                                       CHANGE       10/31/02     10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$0.26        $9.69        $9.95
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                                $0.449275

CLASS B                                       CHANGE        10/31/02   10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$0.27        $9.68        $9.95
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                                $0.397889

CLASS C                                       CHANGE        10/31/02   10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$0.26        $9.69        $9.95
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                                $0.419572

ADVISOR CLASS                                 CHANGE        10/31/02   10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$0.25        $9.70        $9.95
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                                $0.472701







Past performance does not guarantee future results.
20

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 10/31/02.
5. Yield, calculated as required by the SEC, is based on earnings of the Fund's portfolio for the 30 days ended 10/31/02.

PERFORMANCE

                                                                      INCEPTION
CLASS A                                                 1-YEAR        (5/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return 1                                +1.87%         +4.37%
Average Annual Total Return 2                            -0.43%         +1.34%
Avg. Ann. Total Return (9/30/02) 3                       +0.03%         +1.82%

Distribution Rate 4                    4.29%
30-Day Standardized Yield 5            4.79%

                                                                      INCEPTION
CLASS B                                                 1-YEAR        (5/1/01)
--------------------------------------------------------------------------------

Cumulative Total Return 1                                +1.24%         +3.34%
Average Annual Total Return 2                            -2.65%         -0.35%
Avg. Ann. Total Return (9/30/02) 3                       -2.30%         +0.04%

Distribution Rate 4                    3.77%
30-Day Standardized Yield 5            4.24%

                                                                      INCEPTION
CLASS C                                                 1-YEAR        (5/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return 1                                +1.57%         +3.85%
Average Annual Total Return 2                            +0.59%         +1.91%
Avg. Ann. Total Return (9/30/02) 3                       +1.03%         +2.43%

Distribution Rate 4                    4.26%
30-Day Standardized Yield 5            4.59%

                                                                      INCEPTION
ADVISOR CLASS                                           1-YEAR        (5/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return 1                                +2.21%         +4.85%
Average Annual Total Return 2                            +2.21%         +3.20%
Avg. Ann. Total Return (9/30/02) 3                       +2.47%         +3.71%

Distribution Rate 4                    4.62%
30-Day Standardized Yield 5            5.15%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER
THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DISTRIBUTIONS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.



[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS] CLASS A (5/1/01-10/31/02)

              Franklin Floating Rate
                Daily Access Fund -    CSFB Leveraged Loan
                     Class A                 Index 6
-------------------------------------------------------------
        5/1/01        $9,775                 $10,000
       5/31/01        $9,896                 $10,120
       6/30/01        $9,951                 $10,132
       7/31/01        $10,022                $10,158
       8/31/01        $10,072                $10,240
       9/30/01        $10,025                $10,044
      10/31/01        $10,015                $9,886
      11/30/01        $10,107                $10,043
      12/31/01        $10,181                $10,147
       1/31/02        $10,261                $10,203
       2/28/02        $10,255                $10,164
       3/31/02        $10,333                $10,282
       4/30/02        $10,395                $10,392
       5/31/02        $10,443                $10,385
       6/30/02        $10,416                $10,228
       7/31/02        $10,279                $10,073
       8/31/02        $10,252                $10,043
       9/30/02        $10,259                $10,065
      10/31/02        $10,202                $9,931



AVERAGE ANNUAL TOTAL RETURN

CLASS A                10/31/02
-------------------------------

1-Year                   -0.43%

Since Inception (5/1/01) +1.34%




[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS] CLASS B (5/1/01-10/31/02)

           Franklin Floating Rate
                Daily Access Fund -    CSFB Leveraged Loan
                     Class B                 Index 6
-------------------------------------------------------------
        5/1/01        $10,000                $10,000
       5/31/01        $10,118                $10,120
       6/30/01        $10,168                $10,132
       7/31/01        $10,243                $10,158
       8/31/01        $10,288                $10,240
       9/30/01        $10,234                $10,044
      10/31/01        $10,208                $9,886
      11/30/01        $10,307                $10,043
      12/31/01        $10,365                $10,147
       1/31/02        $10,452                $10,203
       2/28/02        $10,430                $10,164
       3/31/02        $10,508                $10,282
       4/30/02        $10,569                $10,392
       5/31/02        $10,604                $10,385
       6/30/02        $10,583                $10,228
       7/31/02        $10,438                $10,073
       8/31/02        $10,406                $10,043
       9/30/02        $10,397                $10,065
      10/31/02        $9,947                 $9,931


AVERAGE ANNUAL TOTAL RETURN

CLASS B                10/31/02
-------------------------------

1-Year                   -2.65%

Since Inception (5/1/01) -0.35%


Past performance does not guarantee future results.

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS] CLASS C (5/1/01-10/31/02)

               Franklin Floating Rate
                Daily Access Fund -    CSFB Leveraged Loan
                     Class C                 Index 6
-------------------------------------------------------------
        5/1/01        $10,000                $10,000
       5/31/01        $10,120                $10,120
       6/30/01        $10,173                $10,132
       7/31/01        $10,252                $10,158
       8/31/01        $10,299                $10,240
       9/30/01        $10,238                $10,044
      10/31/01        $10,225                $9,886
      11/30/01        $10,326                $10,043
      12/31/01        $10,388                $10,147
       1/31/02        $10,476                $10,203
       2/28/02        $10,456                $10,164
       3/31/02        $10,545                $10,282
       4/30/02        $10,605                $10,392
       5/31/02        $10,641                $10,385
       6/30/02        $10,610                $10,228
       7/31/02        $10,468                $10,073
       8/31/02        $10,449                $10,043
       9/30/02        $10,443                $10,065
      10/31/02        $10,288                $9,931



AVERAGE ANNUAL TOTAL RETURN

CLASS C                10/31/02
-------------------------------

1-Year                   +0.59%

Since Inception (5/1/01) +1.91%



[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS] ADVISOR CLASS (5/1/01-10/31/02)

              Franklin Floating Rate
                Daily Access Fund -    CSFB Leveraged Loan
                  Advisor Class              Index 6
-------------------------------------------------------------
        5/1/01        $10,000                $10,000
       5/31/01        $10,126                $10,120
       6/30/01        $10,184                $10,132
       7/31/01        $10,269                $10,158
       8/31/01        $10,322                $10,240
       9/30/01        $10,276                $10,044
      10/31/01        $10,258                $9,886
      11/30/01        $10,365                $10,043
      12/31/01        $10,432                $10,147
       1/31/02        $10,526                $10,203
       2/28/02        $10,511                $10,164
       3/31/02        $10,604                $10,282
       4/30/02        $10,670                $10,392
       5/31/02        $10,711                $10,385
       6/30/02        $10,695                $10,228
       7/31/02        $10,557                $10,073
       8/31/02        $10,532                $10,043
       9/30/02        $10,530                $10,065
      10/31/02        $10,485                $9,931

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS          10/31/02
-------------------------------

1-Year                   +2.21%

Since Inception (5/1/01) +3.20%



6. Source: Standard & Poor's Micropal. The CSFB Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market.

Past performance does not guarantee future results.

FRANKLIN TOTAL RETURN FUND


PORTFOLIO BREAKDOWN
Franklin Total Return Fund
Based on Total Investments
10/31/02

SECTOR            10/31/02 10/31/01
-----------------------------------

Corporate
Bonds                30.4%    26.8%

Mortgage-
Backed
Securities           27.4%    44.5%

U.S. Government
and Agency
Securities           18.4%     0.6%

Asset-Backed
Securities            7.8%    15.3%

Foreign
Government
Securities            5.1%     1.1%

Zero Coupon
Bonds                 0.4%     0.3%

Short-Term
Investments          10.5%    11.4%



--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN TOTAL RETURN FUND SEEKS TO PROVIDE INVESTORS WITH A HIGH LEVEL OF INCOME CONSISTENT WITH PRESERVATION OF CAPITAL. CAPITAL APPRECIATION OVER THE LONG TERM IS A SECONDARY GOAL. THE FUND INVESTS AT LEAST 85% OF NET ASSETS IN INVESTMENT-GRADE FIXED INCOME SECURITIES, INCLUDING GOVERNMENT AND CORPORATE DEBT SECURITIES AND MORTGAGE AND ASSET-BACKED SECURITIES.
--------------------------------------------------------------------------------

This annual report for Franklin Total Return Fund covers the fiscal year ended October 31, 2002.

During the 12 months under review, the economy staged a tentative recovery but investors remained uncertain about their investments. We began the period in the aftermath of September 11, endured the uncertainties of the new war on terrorism, and ended with the possibility of major military action in Iraq. Meanwhile, revelations regarding corporate operations and financial disclosure added to investors' mounting tensions. However, perhaps the most important set of uncertainties stemmed from the speed and trajectory of economic activity.

During the final two months of 2001, the Federal Reserve Board reduced short-term interest rates twice, to a 41-year low of 1.75%, in efforts to stimulate the economy out of a mild recession. Many businesses and consumers used the opportunity to borrow new money or refinance old debt at more attractive rates. Lower interest rates pushed mortgage rates lower, too, and helped keep the housing market strong. Attractive



The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 50.

interest rates, combined with American consumers' propensity to spend, helped U.S. gross domestic product grow at a 3.0% annualized rate over 2001's fourth quarter and the first half of 2002. Through the last four months of the reporting period, however, financial markets reflected an uncertain economic recovery, raising concerns about a double-dip recession.

Ongoing, substantial equity market volatility pushed many investors out of stocks as they searched for safety and higher quality assets, causing most bond types to rise in price. Although U.S. government-backed fixed income securities generally did



DIVIDEND DISTRIBUTIONS*
Franklin Total Return Fund
11/1/01-10/31/02

                                  DIVIDEND PER SHARE (CENTS)
                        --------------------------------------------
                                                             ADVISOR
MONTH            CLASS A   CLASS B**  CLASS C**  CLASS R***   CLASS
--------------------------------------------------------------------
November          4.8684         --         --         --     5.0694
December          4.8374         --         --         --     5.0329
January           4.6939         --         --     4.2013     4.9000
February          4.4020         --         --     4.2420     4.5794
March             4.1237     6.8531     7.9627     3.9406     4.3256
April             4.4936     4.9496     4.5571     4.4469     4.8687
May               4.6845     4.3209     4.3697     4.4690     4.8973
June              4.1202     3.8129     3.8092     3.9345     4.3131
July              4.7376     4.4567     4.4555     4.5576     4.9586
August            4.5631     4.2713     4.2386     4.3667     4.7690
September         4.7237     4.3905     4.3843     4.5169     4.9393
October           4.4646     4.1341     4.1299     4.2606     4.6767
--------------------------------------------------------------------
TOTAL            54.7127    37.1891    37.9070    42.9361    57.3300





*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.
**On 3/1/02, the Fund began offering Class B and C shares to investors. Please see the prospectus for details.

***On 1/1/02, the Fund began offering Class R shares to investors. Please see the prospectus for details.

well, we saw a significant split in the corporate bond markets as many issuers were downgraded from investment grade to non-investment grade status. As a result, higher quality securities tended to perform better during the year under review. Fund performance benefited, in part, from our holdings in U.S. government and government agency credits, which constituted 18.4% of our total investments as of October 31, 2002.

Investors took great notice of the mortgage-backed securities sector over the 12-month reporting period. With lower interest and mortgage rates, the mortgage market experienced increasing prepayments as borrowers refinanced their loans. In fact, the Mortgage Bankers Association's Refinancing Index hit an all-time high during October 2002. We saw a corresponding increase in prepayments in our mortgage pass-through securities, such as those issued by the Government National Mortgage Association (GNMA or Ginnie Mae). Your portfolio management team has been through multiple prepayment cycles over the past dozen years, and through this collective knowledge, we believe that we are prepared to handle the volatility that comes in markets such as these. We use a proprietary model to evaluate securities and the mortgage market's relative levels of prepayment risk. As interest rates moved to new lows, we lightened our exposure to the mortgage market and shifted down in coupon. Lower coupon mortgage-backed securities generally have less prepayment risk. As the higher prepayment rate came to be fully priced in the market, we moved back toward a neutral stance in both our sector weighting and our coupon distribution.

Looking forward, we are confident about the U.S. economy's resilience. As a result, we look favorably upon recently depressed domestic corporate bonds, and are searching for investment opportunities in this area. We believe many investors overreacted to new economic data being released, which can create some solid prospects for savvy investors. Our dedicated credit analysis teams look for securities they think can outperform over the long term. We are confident in the Fund's positioning and ability to perform well in the upcoming period, as we continue to employ our value-oriented investment approach that seeks to take advantage of varied investment opportunities across a spectrum of sectors.



/S/ SIGNATURE

Roger A. Bayston
Portfolio Manager
Franklin Total Return Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN TOTAL RETURN FUND


PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 4.25% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*
--------------------------------------------------------------------------------

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower and yield for the period would have been 4.42%, 4.25%, 4.24%, 4.34% and 4.85% for Classes A, B, C, R and Advisor, respectively. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE     10/31/02      10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$0.22        $9.72        $9.94
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                             $0.547127

CLASS B                                       CHANGE     10/31/02        3/1/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.01        $9.72        $9.71
DISTRIBUTIONS (3/1/02-10/31/02)
Dividend Income                             $0.371891

CLASS C                                       CHANGE     10/31/02        3/1/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.00        $9.71        $9.71
DISTRIBUTIONS (3/1/02-10/31/02)

Dividend Income                             $0.379070

CLASS R                                       CHANGE     10/31/02        1/1/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.06        $9.72        $9.66
DISTRIBUTIONS (1/1/02-10/31/02)
Dividend Income                             $0.429361

ADVISOR CLASS                                 CHANGE     10/31/02      10/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         -$0.23        $9.73        $9.96
DISTRIBUTIONS (11/1/01-10/31/02)
Dividend Income                             $0.573300



Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s) for that class.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, R and Advisor) per share on 10/31/02.
5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/02.
6. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class B, C and R shares have existed for less than one year, average annual total returns are not provided.



PERFORMANCE

                                                                     INCEPTION
CLASS A                                      1-YEAR     3-YEAR        (8/3/98)
--------------------------------------------------------------------------------
Cumulative Total Return 1                     +3.44%    +24.53%        +28.63%
Average Annual Total Return 2                 -0.95%     +6.03%         +5.03%
Avg. Ann. Total Return (9/30/02) 3            +1.34%     +6.38%         +5.30%

Distribution Rate 4                5.18%
30-Day Standardized Yield 5        4.73%

                                                                     INCEPTION
CLASS B                                                               (3/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                                               +4.01%
Aggregate Total Return 6                                                +0.01%
Aggregate Total Return (9/30/02) 3, 6                                   +0.74%

Distribution Rate 4                5.01%
30-Day Standardized Yield 5        4.58%
                                                                     INCEPTION
CLASS C                                                               (3/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                                               +3.98%
Aggregate Total Return 6                                                +1.93%
Aggregate Total Return (9/30/02) 3, 6                                   +2.66%

Distribution Rate 4                4.96%
30-Day Standardized Yield 5        4.57%

                                                                     INCEPTION
CLASS R                                                               (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                                               +5.16%
Aggregate Total Return 6                                                +4.16%
Aggregate Total Return (9/30/02) 3, 6                                   +4.89%

Distribution Rate 4                5.16%
30-Day Standardized Yield 5        4.67%

                                                                     INCEPTION
ADVISOR CLASS                                 1-YEAR     3-YEAR       (8/3/98)
--------------------------------------------------------------------------------
Cumulative Total Return 1                      +3.61%   +25.44%        +30.06%
Average Annual Total Return 2                  +3.61%    +7.85%         +6.38%
Avg. Ann. Total Return (9/30/02) 3             +6.04%    +8.21%         +6.68%

Distribution Rate 4                5.66%
30-Day Standardized Yield 5        5.19%


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.



[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS] CLASS A (8/3/98-10/31/02)

               Franklin Total Return   Lehman Brothers U.S.
                 Fund - Class A         Universal Index 7            CPI 7
---------------------------------------------------------------------------
        8/3/98        $9,579                 $10,000                $10,000
       8/31/98        $9,761                 $9,999                 $10,012
       9/30/98        $10,038                $10,236                $10,024
      10/31/98        $9,966                 $10,194                $10,048
      11/30/98        $10,010                $10,296                $10,048
      12/31/98        $10,031                $10,320                $10,042
       1/31/99        $10,104                $10,389                $10,066
       2/28/99        $9,912                 $10,225                $10,078
       3/31/99        $9,949                 $10,302                $10,108
       4/30/99        $9,976                 $10,363                $10,182
       5/31/99        $9,844                 $10,258                $10,182
       6/30/99        $9,812                 $10,240                $10,182
       7/31/99        $9,770                 $10,198                $10,213
       8/31/99        $9,778                 $10,187                $10,237
       9/30/99        $9,861                 $10,297                $10,286
      10/31/99        $9,894                 $10,340                $10,305
      11/30/99        $9,958                 $10,357                $10,311
      12/31/99        $9,940                 $10,337                $10,311
       1/31/00        $9,850                 $10,302                $10,342
       2/29/00        $9,966                 $10,433                $10,403
       3/31/00        $10,050                $10,555                $10,488
       4/30/00        $10,006                $10,522                $10,495
       5/31/00        $9,985                 $10,503                $10,507
       6/30/00        $10,247                $10,729                $10,562
       7/31/00        $10,346                $10,833                $10,586
       8/31/00        $10,501                $10,991                $10,586
       9/30/00        $10,590                $11,047                $10,641
      10/31/00        $10,647                $11,091                $10,659
      11/30/00        $10,771                $11,241                $10,666
      12/31/00        $10,998                $11,457                $10,659
       1/31/01        $11,211                $11,680                $10,727
       2/28/01        $11,275                $11,778                $10,769
       3/31/01        $11,316                $11,818                $10,794
       4/30/01        $11,210                $11,766                $10,837
       5/31/01        $11,260                $11,851                $10,886
       6/30/01        $11,307                $11,884                $10,905
       7/31/01        $11,560                $12,117                $10,874
       8/31/01        $11,670                $12,269                $10,874
       9/30/01        $11,715                $12,357                $10,923
      10/31/01        $11,911                $12,605                $10,886
      11/30/01        $11,790                $12,458                $10,867
      12/31/01        $11,740                $12,384                $10,825
       1/31/02        $11,821                $12,488                $10,850
       2/28/02        $11,911                $12,606                $10,893
       3/31/02        $11,729                $12,423                $10,954
       4/30/02        $11,944                $12,660                $11,016
       5/31/02        $12,051                $12,755                $11,016
       6/30/02        $12,040                $12,801                $11,022
       7/31/02        $12,037                $12,910                $11,034
       8/31/02        $12,256                $13,148                $11,071
       9/30/02        $12,403                $13,336                $11,090
      10/31/02        $12,321                $13,290                $11,108


AVERAGE ANNUAL TOTAL RETURN
CLASS A              10/31/02
-----------------------------
1-Year                 -0.95%

3-Year                 +6.03%

Since Inception
(8/3/98)               +5.03%


[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS] CLASS B (3/1/02-10/31/02)

               Franklin Total Return  Lehman Brothers U.S.
                  Fund - Class B       Universal Index 7             CPI 7
---------------------------------------------------------------------------
        3/1/02        $10,000                $10,000                $10,000
       3/31/02        $9,916                 $9,855                 $10,056
       4/30/02        $10,102                $10,043                $10,112
       5/31/02        $10,189                $10,119                $10,112
       6/30/02        $10,177                $10,155                $10,118
       7/31/02        $10,171                $10,241                $10,130
       8/31/02        $10,353                $10,430                $10,163
       9/30/02        $10,474                $10,579                $10,180
      10/31/02        $10,001                $10,543                $10,198

AGGREGATE TOTAL RETURN6

CLASS B             10/31/02
-----------------------------
Since Inception
(3/1/02)               +0.01%






Past performance does not guarantee future results.

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS] CLASS C (3/1/02-10/31/02)

               Franklin Total Return  Lehman Brothers U.S.
                  Fund - Class C       Universal Index 7             CPI 7
---------------------------------------------------------------------------
        3/1/02        $10,000                $10,000                $10,000
       3/31/02        $9,928                 $9,855                 $10,056
       4/30/02        $10,110                $10,043                $10,112
       5/31/02        $10,187                $10,119                $10,112
       6/30/02        $10,185                $10,155                $10,118
       7/31/02        $10,168                $10,241                $10,130
       8/31/02        $10,361                $10,430                $10,163
       9/30/02        $10,472                $10,579                $10,180
      10/31/02        $10,193                $10,543                $10,198


AGGREGATE TOTAL RETURN6

CLASS C              10/31/02
-----------------------------
Since Inception
(3/1/02)               +1.93%


[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS] CLASS R (1/1/02-10/31/02)

               Franklin Total Return  Lehman Brothers U.S.
                  Fund - Class R       Universal Index 7             CPI 7
---------------------------------------------------------------------------
        1/1/02        $10,000                $10,000                $10,000
       1/31/02        $10,074                $10,084                $10,023
       2/28/02        $10,139                $10,179                $10,063
       3/31/02        $9,982                 $10,031                $10,119
       4/30/02        $10,165                $10,223                $10,176
       5/31/02        $10,253                $10,299                $10,176
       6/30/02        $10,242                $10,337                $10,182
       7/31/02        $10,235                $10,424                $10,193
       8/31/02        $10,419                $10,616                $10,227
       9/30/02        $10,541                $10,768                $10,244
      10/31/02        $10,416                $10,731                $10,262




AGGREGATE TOTAL RETURN 6

CLASS R              10/31/02
-----------------------------
Since Inception
(1/1/02)               +4.16%


[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS] ADVISOR CLASS (8/3/98-10/31/02)

               Franklin Total Return  Lehman Brothers U.S.
               Fund - Advisor Class    Universal Index 7             CPI 7
---------------------------------------------------------------------------
        8/3/98        $10,000                $10,000                $10,000
       8/31/98        $10,200                $9,999                 $10,012
       9/30/98        $10,480                $10,236                $10,024
      10/31/98        $10,417                $10,194                $10,048
      11/30/98        $10,464                $10,296                $10,048
      12/31/98        $10,499                $10,320                $10,042
       1/31/99        $10,567                $10,389                $10,066
       2/28/99        $10,369                $10,225                $10,078
       3/31/99        $10,411                $10,302                $10,108
       4/30/99        $10,442                $10,363                $10,182
       5/31/99        $10,306                $10,258                $10,182
       6/30/99        $10,274                $10,240                $10,182
       7/31/99        $10,232                $10,198                $10,213
       8/31/99        $10,243                $10,187                $10,237
       9/30/99        $10,332                $10,297                $10,286
      10/31/99        $10,369                $10,340                $10,305
      11/30/99        $10,438                $10,357                $10,311
      12/31/99        $10,421                $10,337                $10,311
       1/31/00        $10,330                $10,302                $10,342
       2/29/00        $10,452                $10,433                $10,403
       3/31/00        $10,543                $10,555                $10,488
       4/30/00        $10,499                $10,522                $10,495
       5/31/00        $10,480                $10,503                $10,507
       6/30/00        $10,756                $10,729                $10,562
       7/31/00        $10,862                $10,833                $10,586
       8/31/00        $11,027                $10,991                $10,586
       9/30/00        $11,123                $11,047                $10,641
      10/31/00        $11,185                $11,091                $10,659
      11/30/00        $11,306                $11,241                $10,666
      12/31/00        $11,546                $11,457                $10,659
       1/31/01        $11,783                $11,680                $10,727
       2/28/01        $11,852                $11,778                $10,769
       3/31/01        $11,885                $11,818                $10,794
       4/30/01        $11,788                $11,766                $10,837
       5/31/01        $11,843                $11,851                $10,886
       6/30/01        $11,909                $11,884                $10,905
       7/31/01        $12,164                $12,117                $10,874
       8/31/01        $12,282                $12,269                $10,874
       9/30/01        $12,345                $12,357                $10,923
      10/31/01        $12,554                $12,605                $10,886
      11/30/01        $12,416                $12,458                $10,867
      12/31/01        $12,366                $12,384                $10,825
       1/31/02        $12,466                $12,488                $10,850
       2/28/02        $12,550                $12,606                $10,893
       3/31/02        $12,362                $12,423                $10,954
       4/30/02        $12,593                $12,660                $11,016
       5/31/02        $12,708                $12,755                $11,016
       6/30/02        $12,712                $12,801                $11,022
       7/31/02        $12,698                $12,910                $11,034
       8/31/02        $12,946                $13,148                $11,071
       9/30/02        $13,090                $13,336                $11,090
      10/31/02        $13,006                $13,290                $11,108



AVERAGE ANNUAL TOTAL RETURN
ADVISOR CLASS          10/31/02
-------------------------------
1-Year                   +3.61%
3-Year                   +7.85%
Since Inception (8/3/98) +6.38%



7. Source: Standard & Poor's Micropal (Lehman Brothers). The Lehman Brothers U.S. Universal Index is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars, including those found in the Lehman Brothers U.S. Aggregate Index, as well as high yield corporate bonds and dollar- denominated Eurobonds and emerging market debt.

                                                                              31
Past performance does not guarantee future results.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                                YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                               2002            2001            2000            1999            1998
                                                           ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................         $9.46           $9.30           $9.30           $9.36           $9.48
                                                           ------------------------------------------------------------------------
Income from investment operations:
 Net investment incomea .............................           .39             .55             .50             .45             .51
 Net realized and unrealized gains (losses) .........          (.07)            .17            (.01)           (.06)           (.12)
                                                           ------------------------------------------------------------------------
Total from investment operations ....................           .32             .72             .49             .39             .39
Less distributions from net investment income .......          (.40)           (.56)           (.49)           (.45)           (.51)
                                                           ------------------------------------------------------------------------
Net asset value, end of year ........................         $9.38           $9.46           $9.30           $9.30           $9.36
                                                           ========================================================================

Total return b ......................................         3.45%           8.01%           5.44%           4.24%           4.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................      $575,665        $270,175        $232,413        $282,685        $298,298
Ratios to average net assets:
 Expensesc ..........................................          .88%            .95%           1.00%            .96%            .76%
 Expense excluding waiver
  and payments by affiliate c .......................          .88%            .95%           1.00%            .96%            .93%
 Net investment income ..............................         4.14%           5.82%           5.38%           4.80%           5.38%
Portfolio turnover rated ............................        85.05%           2.49%          12.68%          23.23%          38.92%



a Based on average shares outstanding effective year ended October 31, 1999. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes the Fund's share of the Portfolio's allocated expenses.
d Represents the Portfolio's rate of turnover.

                       See notes to financial statements.
32

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002


FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND                          SHARES            VALUE
--------------------------------------------------------------------------------
MUTUAL FUNDS 95.5%
U.S. Government Adjustable Rate
Mortgage Portfolio ..........................        60,971,043     $572,518,103
                                                                  -------------
TOTAL INVESTMENTS (COST $588,270,306) 99.5% .                      572,518,103
OTHER ASSETS, LESS LIABILITIES .5% ..........                        3,146,875
                                                                  -------------
NET ASSETS 100.0% ...........................                     $575,664,978
                                                                  =============
See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN FLOATING RATE DAILY ACCESS FUND
                                                               CLASS A
                                                       -----------------------
                                                       YEAR ENDED  OCTOBER 31,
                                                       -----------------------
                                                          2002          2001 b
                                                       -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........             $9.95          $10.00
                                                       ------------------------
Income from investment operations:
 Net investment income ......................              .437            .291
 Net realized and unrealized losses .........             (.248)          (.046)
                                                       ------------------------
Total from investment operations ............              .189            .245
Less distributions from
net investment income .......................             (.449)          (.295)
                                                       ------------------------
Net asset value, end of year ................             $9.69           $9.95
                                                       ========================

Total return a ..............................             1.87%           2.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............           $49,389         $34,634
Ratios to average net assets:
 Expenses ...................................             1.12%          1.25%c
 Net investment income ......................             4.33%          5.47%c
Portfolio turnover rate .....................            76.17%          37.08%


a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
b For the period May 1, 2001 (effective date) to October 31, 2001.
c Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONT.)
                                                               CLASS B
                                                       -----------------------
                                                       YEAR ENDED  OCTOBER 31,
                                                       -----------------------
                                                           2002      2001 b
                                                       -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $9.95      $10.00
                                                       --------------------
Income from investment operations:
 Net investment income ..............................      .379        .252
 Net realized and unrealized losses .................     (.251)      (.044)
                                                       --------------------
Total from investment operations ....................      .128        .208
Less distributions from net investment income .......     (.398)      (.258)
                                                       --------------------
Net asset value, end of year ........................     $9.68       $9.95
                                                       ====================

Total return a ......................................     1.24%       2.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $17,162      $9,838
Ratios to average net assets:
 Expenses ...........................................     1.72%      2.00%c
 Net investment income ..............................     3.73%      4.85%c
Portfolio turnover rate .............................    76.17%      37.08%


a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
b For the period May 1, 2001 (effective date) to October 31, 2001.
c Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONT.)
                                                               CLASS C
                                                       -----------------------
                                                       YEAR ENDED  OCTOBER 31,
                                                       -----------------------
                                                           2002      2001 b
                                                       -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $9.95      $10.00
                                                       --------------------
Income from investment operations:
 Net investment income ..............................      .405        .269
 Net realized and unrealized losses .................     (.245)      (.045)
                                                       --------------------
Total from investment operations ....................      .160        .224
Less distributions from net investment income .......     (.420)      (.274)
                                                       --------------------
Net asset value, end of year ........................     $9.69       $9.95
                                                       --------------------

Total return a ......................................     1.57%       2.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................        $54,585     $26,356
Ratios to average net assets:
 Expenses ......................................          1.42%       1.65%c
 Net investment income .........................          4.03%       5.06%c
Portfolio turnover rate ........................         76.17%      37.08%



a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
b For the period May 1, 2001 (effective date) to October 31, 2001.
c Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN FLOATING RATE DAILY ACCESS FUND (CONT.)
                                                            ADVISOR CLASS
                                                       -----------------------
                                                       YEAR ENDED  OCTOBER 31,
                                                       -----------------------
                                                           2002      2001 b
                                                       -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $9.95      $10.00
                                                       --------------------
Income from investment operations:
 Net investment income ..............................      .464        .302
 Net realized and unrealized losses .................     (.241)      (.045)
                                                       --------------------
Total from investment operations ....................      .223        .257
Less distributions from net investment income .......     (.473)      (.307)
                                                       --------------------
Net asset value, end of year ........................     $9.70       $9.95
                                                       --------------------

Total return a ......................................     2.21%       2.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............          $5,874      $6,439
Ratios to average net assets:
 Expenses .....................................            .87%       1.00%c
 Net investment income ........................           4.58%       5.92%c
Portfolio turnover rate .......................          76.17%      37.08%



a Total return is not annualized for periods less than one year.
b For the period May 1, 2001 (effective date) to October 31, 2001.
c Annualized

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002

                                                                        PRINCIPAL
 FRANKLIN FLOATING RATE DAILY ACCESS FUND                                AMOUNT       VALUE
---------------------------------------------------------------------------------------------
aSENIOR FLOATING RATE INTERESTS 88.9%

 ADVERTISING/MARKETING SERVICES .8%
 Lamar Media Corp., Term Loan B, 4.125%, 8/01/06 ..................   $  987,500   $  988,271
                                                                                   ----------
 AEROSPACE & DEFENSE 3.3%
 DRS Technologies Inc., Term Loan, 4.76 - 4.85%, 9/28/08 ..........      495,000      498,300
 Hexcel Corp., Term Loan B, 6.063 - 6.125%, 9/14/05 ...............      965,386      901,027
 Titan Corp., Term Loan B, 4.74 - 6.75%, 2/23/06 ..................      997,500    1,000,742
 Transdigm Inc.,
    Term Loan B, 5.375%, 5/15/06 ..................................      111,526      112,170
    Term Loan C, 5.375%, 5/15/07 ..................................      288,009      289,674
 Veridian Corp., Term Loan, 5.33%, 6/05/08 ........................      997,500    1,001,116
 Vought Aircraft Industries, Term Loan X, 5.05%, 12/01/06 .........      430,000      419,250
                                                                                   ----------
                                                                                    4,222,279
                                                                                   ----------
 ALTERNATIVE POWER GENERATION .4%
 Headwaters Inc., Term Loan B, 5.91%, 9/12/07 .....................      500,000      486,250
                                                                                   ----------
 APPAREL/FOOTWEAR .4%
 The William Carter Co., Term Loan B, 5.29 - 5.31%, 8/16/08 .......      495,000      498,713
                                                                                   ----------
 AUTO PARTS: O.E.M. 2.5%
 Aftermarket Technology Corp.,
    Term Loan B-1, 4.81 - 4.91%, 2/08/08 ..........................      209,474      209,679
    Term Loan B-2, 4.88 - 4.95%, 2/08/08 ..........................      288,026      288,309
 Dayco Products LLC, Term Loan A, 4.257 - 4.484%, 3/14/07 .........    1,721,215    1,689,660
 GenCorp Inc., Term Loan B, 5.563%, 3/28/07 .......................    1,000,000      999,688
                                                                                   ----------
                                                                                    3,187,336
                                                                                   ----------
 BROADCASTING 3.5%
 Benedek Broadcasting Corp., Term Loan B, 1.70%, 11/20/07 .........        4,545        4,524
 Emmis Operating Co., Term Loan B, 4.375%, 8/31/09 ................      500,000      501,771
 Gray Television Inc., Term Loan B, 4.80%, 12/31/10 ...............    1,000,000    1,005,313
 Paxson Communications Corp., Term Loan, 5.014 - 7.00%, 6/30/06 ...      987,500      967,750
 Radio One Inc., Term Loan A, 3.07%, 6/30/07 ......................    2,000,000    1,950,000
                                                                                   ----------
                                                                                    4,429,358
                                                                                   ----------
 BUILDING PRODUCTS 1.6%
 Masonite International Corp., Term Loan C, 4.563 - 4.625%, 8/31/08      997,500      998,747
 Tapco International,
    Term Loan B, 4.80% 7/23/07 ....................................      578,569      574,229
    Term Loan C, 5.05% 7/23/08 ....................................      413,739      410,636
                                                                                   ----------
                                                                                    1,983,612
                                                                                   ----------
 CABLE/SATELLITE TELEVISION 6.2%
 Century Cable (Adelphia), Term Loan, 6.75%, 12/31/09 .............    1,000,000      680,833
 Charter Communications CCVIII, Term Loan B, 4.54%, 2/02/08 .......      496,250      394,209
 Charter Communications Operating LLC, Term Loan B, 4.56%, 9/18/08       995,000      785,359
 Hughes Electronics, Term Loan B, 4.79%, 12/05/02 .................      500,000      495,521
 Insight Midwest Holdings, Term Loan B, 4.563%, 12/31/09 ..........    1,000,000      917,639
 MCC Iowa (Broadband), Term Loan B, 4.30%, 9/30/10 ................    2,000,000    1,878,250



FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)
                                                                                   PRINCIPAL
 FRANKLIN FLOATING RATE DAILY ACCESS FUND                                           AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
aSENIOR FLOATING RATE INTERESTS (CONT.)
 CABLE/SATELLITE TELEVISION (CONT.)
 PanAmSat Corp., Term Loan B, 5.30%, 12/31/08 ..................................  $ 1,000,000  $  958,750
 UCA-HHC (Adelphia), Term Loan B, 6.00%, 3/31/08 ...............................      997,500     650,370
 Videotron Itee, Term Loan B, 4.584%, 12/01/09 .................................    1,178,195   1,110,448
                                                                                               ----------
                                                                                                7,871,379
                                                                                               ----------
 CASINOS/GAMING 4.3%
 Alliance Gaming Corp., Term Loan, 5.36%, 12/31/06 .............................      997,494   1,004,975
 Argosy Gaming Co., Term Loan B, 4.55%, 7/31/08 ................................    1,483,712   1,487,422
 Greektown Casinos LLC,
    Term Loan B, 5.125 - 5.563%, 11/16/04 ......................................      445,596     445,039
    Term Loan C, 7.50%, 11/16/04 ...............................................      500,000     500,000
 Isle of Capri, Term Loan B, 4.283 - 4.298%, 3/26/08 ...........................      995,000     997,643
 Marina District Finance Co. Inc., Term Loan B, 5.76 - 5.80%, 12/31/07 .........    1,000,000     997,500
                                                                                               ----------
                                                                                                5,432,579
                                                                                               ----------
 CELLULAR TELEPHONE .7%
 TSI Telecommunication Holding Inc., Term Loan, 6.24 - 6.28%, 12/31/06 .........      974,432     908,658
                                                                                               ----------
 CHEMICALS: MAJOR DIVERSIFIED .8%
 Messer Griesheim Industries,
    Term Loan B, 4.58%, 4/28/10 ................................................      350,813     352,859
    Term Loan C, 5.08%, 4/28/10 ................................................      649,187     653,109
                                                                                               ----------
                                                                                                1,005,968
                                                                                               ----------
 CHEMICALS: SPECIALTY 2.9%
 FMC Corp., Term Loan B, 6.58%, 10/21/07 .......................................    1,000,000     993,125
 Ineos Group Ltd., Term Loan C, 5.258 - 5.30%, 6/30/09 .........................      961,495     957,889
 Noveon Inc., Term Loam B, 5.313 - 5.375%, 9/30/08 .............................      973,374     975,982
 OM Group Inc., Term Loan C, 4.306%, 4/01/07 ...................................      997,500     778,050
                                                                                               ----------
                                                                                                3,705,046
                                                                                               ----------
 COAL .8%
 Arch Western Resources LLC, Term Loan B, 4.79 - 4.85%, 4/18/08 ................    1,000,000   1,000,000
                                                                                               ----------
 CONSUMER SUNDRIES .1%
 Church & Dwight Co., Term Loan B, 4.30%, 5/27/09 ..............................      199,500     200,913
                                                                                               ----------
 CONTAINERS/PACKAGING 4.8%
 Berry Plastics, Term Loan, 4.80%, 7/22/10 .....................................      997,500   1,001,241
 Crown Cork & Seal Co. Inc., Term Loan B, 6.30%, 12/16/02 ......................      168,000     167,720
 Owens-Illinois Group Inc., Term Loan, 3.83%, 3/31/04 ..........................    2,000,000   1,971,666
 Printpack Inc., Term Loan B, 4.563%, 4/01/08 ..................................      995,000   1,000,390
 Stone Container Corp.,
    Term Loan B, 4.313%, 7/25/09 ...............................................    1,461,538   1,440,986
    Term Loan C, 4.313%, 7/25/09 ...............................................      538,462     531,282
                                                                                               ----------
                                                                                                6,113,285
                                                                                               ----------



FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)


                                                                                        PRINCIPAL
 FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------
aSENIOR FLOATING RATE INTERESTS (CONT.)

 DISCOUNT STORES .4%
 Kmart Corp., DIP, 1.811%, 7/07/04 ....................................................$  500,000  $  488,542
                                                                                                   ----------
 DRUG STORE CHAINS 1.0%
 Rite Aid Corp., Term Loan, 5.563 - 5.625%, 3/15/05 ................................... 1,478,237   1,456,063
                                                                                                   ----------
 ELECTRIC UTILITIES 4.0%
 AES EDC Funding II LLC, Term Loan, 4.675%, 10/06/03 ..................................   750,000     507,188
 AES New York Funding LLC, Term Loan, 6.875%, 2/28/05 .................................   750,000     606,250
 Mission Energy Holding,
    Term Loan A, 9.29%, 6/30/06 .......................................................   519,481     158,442
    Term Loan B, 9.29%, 6/30/06 ....................................................... 1,480,519     451,558
 Pacific Gas & Electric Co., Revolver, 8.00%, 11/29/02 ................................ 2,000,000   1,916,250
 Southern California Edison Co., Term Loan B, 4.813%, 3/01/05 ......................... 1,000,000     994,750
 Western Resources Inc., Term Loan, 4.80%, 6/05/05 ....................................   500,000     480,313
                                                                                                   ----------
                                                                                                    5,114,751
 ELECTRONIC EQUIPMENT/INSTRUMENTS 1.5%
 Neptune Technology Group Inc., Term Loan B, 5.42%, 11/01/08 ..........................   484,631     487,054
 Pike Electric Inc., Term Loan, 5.375%, 4/17/10 .......................................   447,059     449,853
 Rayovac Corp., Term Loan B, 5.57%, 10/01/09 .......................................... 1,000,000   1,000,313
                                                                                                   ----------
                                                                                                    1,937,220
                                                                                                   ----------
 ELECTRONICS/APPLIANCES .7%
 Alliance Laundry Systems LLC, Term Loan, 5.26 - 5.30%, 7/31/09 .......................   974,093     963,541
                                                                                                   ----------
 ENGINEERING & CONSTRUCTION 2.3%
 Brand Services Inc., Term Loan B, 5.815%, 10/16/09 ................................... 1,000,000   1,001,250
 URS Corp., Term Loan B, 5.314%, 8/22/08 .............................................. 1,000,000     985,000
 Washington Group International (Morrison Knudsen), Term Loan, 1.72 - 3.00%, 7/23/04 .. 1,000,000     940,000
                                                                                                   ----------
                                                                                                    2,926,250
                                                                                                   ----------
 ENVIRONMENTAL SERVICES 1.1%
 Allied Waste Industries Inc.,
    Term Loan B, 4.563 - 4.825%, 7/21/06 ..............................................   662,642     637,586
    Term Loan C, 4.813 - 4.875%, 7/21/07 ..............................................   810,813     780,155
                                                                                                   ----------
                                                                                                    1,417,741
                                                                                                   ----------
 FOOD DISTRIBUTORS .5%
 Land O'Lakes Inc., Term Loan B, 5.30%, 10/11/08 ......................................   739,130     661,891
                                                                                                   ----------
 FOOD: MAJOR DIVERSIFIED 1.1%
 B&G Foods Inc., Term Loan B, 5.32 - 5.40%, 3/31/06 ...................................   382,536     381,340
 Del Monte Corp., Term Loan, 4.563 - 6.50%%, 3/31/08 ..................................   348,818     351,216
 International Multifoods, Term Loan B, 4.76 - 4.83%, 2/28/08 .........................   741,027     743,607
                                                                                                   ----------
                                                                                                    1,476,163
                                                                                                   ----------
 FOOD: MEAT/FISH/DAIRY .8%
 Swift & Co., Term Loan B, 4.96 - 5.04%, 9/19/08 ...................................... 1,000,000     999,688
                                                                                                   ----------



FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)


                                                                                    PRINCIPAL
 FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------
aSENIOR FLOATING RATE INTERESTS (CONT.)

 FOOD: RETAIL 1.4%
 AFC Enterprises Inc., Term Loan B, 4.063%, 5/23/07 .............................  $  798,000   $    799,163
 Buffets Inc., Term Loan B, 5.414%, 6/28/09 .....................................     997,500        999,994
                                                                                                ------------
                                                                                                   1,799,157
                                                                                                ------------
 FOOD: SPECIALTY/CANDY 1.1%
 Meow Mix, Term Loan, 4.50 - 4.55%, 2/08/07 .....................................     436,250        437,068
 Nellson Neutraceuticals Inc., Term Loan, 5.83%, 10/11/09 .......................   1,000,000      1,002,500
                                                                                                ------------
                                                                                                   1,439,568
                                                                                                ------------
 HOME FURNISHINGS .3%
 Springs Industries Inc., Term Loan B, 5.313%, 9/05/08 ..........................     351,996        351,666
                                                                                                ------------
 HOSPITAL/NURSING MANAGEMENT 2.6%
 Genesis Health Ventures Inc.,
    Delayed Draw Term Loan, 5.30 - 5.33%, 3/30/07 ...............................     324,797        324,391
    Floating Rate Note, 7.59%, 4/02/07 ..........................................     990,000        985,050
 IASIS Healthcare Corp., Term Loan B, 6.04%, 9/30/06 ............................     984,772        984,464
 Triad Hospitals Inc., Term Loan B, 4.82%, 9/30/08 ..............................     989,091        994,160
                                                                                                ------------
                                                                                                   3,288,065
                                                                                                ------------
 HOTEL/RESORTS/CRUISELINES 1.2%
 Extended Stay America Inc., Term Loan B, 5.30%, 7/01/07 ........................     954,580        949,111
 Wyndham International Inc., Term Loan, 6.563%, 6/05/03 .........................     825,710        624,030
                                                                                                ------------
                                                                                                   1,573,141
                                                                                                ------------
 INDUSTRIAL MACHINERY .7%
 Flowserve Corp., Term Loan C, 4.563 - 4.875%, 6/30/09 ..........................     929,247        919,705
                                                                                                ------------
 INDUSTRIAL SPECIALTIES .8%
 SC Johnson Commercial Markets, Term Loan B, 5.324%, 11/03/09 ...................   1,000,000      1,001,667
                                                                                                ------------
 INFORMATION TECHNOLOGY SERVICES .8%
 The Relizon Co., Term Loan B, 6.01%, 12/31/07 ..................................     982,279        957,722
                                                                                                ------------
 MANAGED HEALTH CARE .3%
 Pacificare Health Systems Inc., Term Loan, 6.80%, 1/03/05 ......................     328,230        328,589
                                                                                                ------------
 MARINE SHIPPING .7%
 Great Lakes Transportation LLC, Term Loan, 5.813 - 5.875%, 3/23/08 .............     873,765        869,396
 MEDIA CONGLOMERATES .8%
 Canwest Media Inc.,
    Term Loan B, 5.31%, 5/15/08 .................................................     615,478        616,873
    Term Loan C, 5.56%, 5/15/09 .................................................     384,522        385,393
                                                                                                ------------
                                                                                                   1,002,266
                                                                                                ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)


                                                                                     PRINCIPAL
 FRANKLIN FLOATING RATE DAILY ACCESS FUND                                             AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------
aSENIOR FLOATING RATE INTERESTS (CONT.)

 MEDICAL/NURSING SERVICES 4.3%
 Alliance Imaging Inc., Term Loan C, 4.188 - 4.375%, 11/02/08 ...................  $  945,205  $  946,978
 DaVita Inc., Term Loan B, 4.78 - 5.075%, 3/31/09 ...............................   1,985,765   1,990,606
 Insight Health Services, Term Loan B, 5.50%, 10/17/08 ..........................     990,000     993,713
 Sunrise Medical, Term Loan B, 6.313%, 12/31/07 .................................     500,000     500,000
 Team Health Inc., Term Loan B, 5.344%, 10/31/08 ................................   1,000,000     991,667
                                                                                               ----------
                                                                                                5,422,964
                                                                                               ----------
 MISCELLANEOUS MANUFACTURING 1.6%
 Mueller Group, Term Loan E, 4.51 - 4.57%, 5/31/08 ..............................     997,500     995,505
 Trimas Corp., Term Loan B, 4.438 - 4.563%, 12/06/09 ............................   1,000,000     995,000
                                                                                               ----------
                                                                                                1,990,505
                                                                                               ----------
 MOVIES/ENTERTAINMENT 5.9%
cBlockbuster Inc., Revolver, 3.05 - 3.07%, 7/01/04 ..............................     428,571     411,875
 Carmike Cinemas Inc., Term Loan, 7.75%, 1/31/07 ................................     990,463     968,921
 CH Operating LLC, Term Loan B, 6.313 - 6.375%, 6/21/07 .........................     793,103     785,172
 Hollywood Entertainment Corp., Term Loan B, 5.81%, 6/30/06 .....................     416,667     417,622
 Hoops LP (Memphis Grizzlies), Term Loan A, 5.25%, 6/12/06 ......................   1,000,000   1,000,625
 Loews Cineplex Entertainment Corp., Term Loan A, 5.375%, 2/28/08 ...............   1,988,370   1,945,497
 Metro-Goldwyn-Mayer Inc., Term Loan B, 4.80%, 6/30/08 ..........................   1,000,000     986,000
 New Orleans Hornets NBA LP, Term Loan A, 5.063%, 6/30/04 .......................   1,000,000     997,500
                                                                                               ----------
                                                                                                7,513,212
                                                                                               ----------
 OFFICE EQUIPMENT/SUPPLIES .3%
 Imagistics International Inc., Term Loan B, 4.531 - 4.594%, 11/09/07 ...........     371,676     371,211
                                                                                               ----------
 OIL REFINING/MARKETING 1.8%
 Pacific Energy Group LLC, Term Loan B, 4.58%, 7/26/09 ..........................   1,000,000   1,003,125
 Tesoro Petroleum Corp., Term Loan B, 6.26 - 6.27%, 9/30/07 .....................   1,484,635   1,267,241
                                                                                               ----------
                                                                                                2,270,366
                                                                                               ----------
 OTHER CONSUMER SERVICES 1.2%
 Sotheby's Holdings Inc., Term Loan B, 5.21%, 2/11/03 ...........................   1,538,462   1,530,769
                                                                                               ----------
 OTHER TRANSPORTATION .8%
 TransCore Holdings Inc., Term Loan B, 5.578%, 10/31/06 .........................   1,000,000   1,001,250
                                                                                               ----------
 PHARMACEUTICALS: GENERIC .6%
 Alpharma Operating Corp., Term Loan, 5.00 - 5.37%, 10/05/08 ....................     826,938     756,648
                                                                                               ----------
 PRINTING/FORMS .4%
 CSG Systems Inc., Term Loan B, 4.507%, 12/31/07 ................................     500,000     465,000
                                                                                               ----------
 PROPERTY-CASUALTY INSURANCE .8%
 White Mountains Insurance Group Inc., Term Loan B, 4.77%, 3/31/07 ..............     985,000     982,846
                                                                                               ----------


FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)


                                                                                    PRINCIPAL
 FRANKLIN FLOATING RATE DAILY ACCESS FUND                                             AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------
aSENIOR FLOATING RATE INTERESTS (CONT.)
 PUBLISHING: BOOKS/MAGAZINES 4.7%
 American Media Inc., Term Loan C, 4.50 - 4.88%, 4/01/07 ......................... $  978,933   $    987,193
 CBD Media LLC, Term Loan B, 5.02%, 12/31/08 .....................................    500,000        498,438
 DEX Media East LLC, Term Loan B, 6.50%, 6/30/09 .................................  1,000,000        990,000
 Primedia Inc., Term Loan B, 4.50 - 4.625%, 6/30/09 ..............................  1,980,000      1,612,051
 Readers Digest Association Inc., Term Loan B, 4.00 - 4.38%, 5/20/08 .............    997,500        961,548
 Transwestern Publishing Co., Term Loan B, 4.83 - 4.842%, 6/27/08 ................    987,500        983,180
                                                                                                ------------
                                                                                                   6,032,410
                                                                                                ------------
dPUBLISHING: NEWSPAPERS .8%
 First DT Holdings Ltd. (Hollinger), Term Loan B, 6.50%, 6/30/09 .................  1,000,000      1,002,188
                                                                                                ------------
 RAILROADS 2.4%
 DM&E Railroad, Term Loan, 8.00%, 6/30/08 ........................................    995,000        992,513
 RailAmerica Transportation Corp., Term Loan B, 4.625%, 5/21/09 ..................  1,000,000        999,500
 Trinity Industries Inc., Term Loan, 4.719 - 4.969%, 6/07/07 .....................    997,500      1,001,864
                                                                                                ------------
                                                                                                   2,993,877
                                                                                                ------------
 REAL ESTATE INVESTMENT TRUSTS 2.6%
 Aimco, Term Loan, 4.38%, 2/06/04 ................................................  1,422,539      1,415,427
 Corrections Corp. of America, Term Loan B, 5.26 - 5.33%, 3/31/08 ................    995,000        995,995
 Newkirk Master LP, Term Loan, 8.50%, 1/30/05 ....................................    868,438        872,780
                                                                                                ------------
                                                                                                   3,284,202
                                                                                                ------------
 RENTAL/LEASING COMPANIES .8%
 United Rentals Inc., Term Loan B, 4.82 - 5.10%, 9/30/07 .........................    997,468        964,635
                                                                                                ------------
 TOBACCO .8%
 Commonwealth Brands Inc., Term Loan, 5.875%, 8/22/07 ............................    966,667        964,250
                                                                                                ------------
 TRUCKING .4%
 Flexi-Van Leasing Inc., Term Loan B, 4.82 - 4.83%, 9/20/07 ......................    500,000        500,625
                                                                                                ------------
 TRUCKS/CONSTRUCTION/FARM MACHINERY .7%
 Terex Corp., Term Loan, 4.32%, 12/31/09 .........................................  1,000,000        951,665
                                                                                                ------------
 WIRELINE TELECOM .8%
 GCI Holdings Inc., Term Loan, 6.5%, 10/30/04 ....................................  1,000,000        965,000
                                                                                                ------------
 TOTAL SENIOR FLOATING RATE INTERESTS (COST $117,255,608) ........................               112,970,062
                                                                                                ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)



 FRANKLIN FLOATING RATE DAILY ACCESS FUND                                             SHARES        VALUE
-------------------------------------------------------------------------------------------------------------
bSHORT TERM INVESTMENTS (COST $15,131,533) 11.9%

 Franklin Institutional Fiduciary Trust Money Market Portfolio ..................  15,131,533   $ 15,131,533
                                                                                                -------------
 TOTAL INVESTMENTS (COST $132,387,141) 100.8% ...................................                128,101,595
 OTHER ASSETS, LESS LIABILITIES (.8)% ...........................................                 (1,091,220)
                                                                                                -------------
 NET ASSETS 100.0% ..............................................................               $127,010,375
                                                                                                =============

PORTFOLIO ABBREVIATION:
DIP -Debtor-in-possession



a Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).
b The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
c See Note 1(i) regarding unfunded commitments.
d Sufficient collateral has been segregated for loans traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN TOTAL RETURN FUND
                                                                                  CLASS A
                                                    ------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                       2002           2001        2000           1999           1998 e
                                                    ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................     $9.94          $9.51       $9.61         $10.37         $10.00
                                                    ------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................      .488           .610 d      .670           .630           .120
 Net realized and unrealized gains (losses) .......     (.161)          .490 d      .020          (.710)          .300
                                                    ------------------------------------------------------------------
Total from investment operations ..................      .327          1.100        .690          (.080)          .420
                                                    ------------------------------------------------------------------
Less distributions from:
 Net investment income ............................     (.547)         (.670)      (.790)         (.630)         (.050)
 Net realized gains ...............................        --             --          --          (.050)            --
                                                    ------------------------------------------------------------------
Total distributions ...............................     (.547)         (.670)      (.790)         (.680)         (.050)
                                                    ------------------------------------------------------------------
Net asset value, end of year ......................     $9.72          $9.94       $9.51          $9.61         $10.37
                                                    ==================================================================

Total return b ....................................     3.44%         11.87%       7.61%          (.73)%         4.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $95,514        $68,288     $20,611         $7,870         $4,232
Ratios to average net assets:
 Expenses .........................................      .68%           .50%        .50%           .50%           .50% f
 Expense excluding waiver and payments by affiliate      .97%           .99%       1.17%          1.18%          1.29% f
 Net investment income ............................     5.02%          6.21% d     7.14%          6.32%          5.21% f
Portfolio turnover rate c .........................    95.02%         94.04%      39.64%         96.38%         23.19%

a Based on average shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c The portfolio turnover rate excludes mortgage dollar roll transactions.
d Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

 Net investment income per share ................................. $(.006)
 Net realized and unrealized gains per share .....................   .006
 Ratio of net investment income to average net assets ............   (.07)%
 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

e For the period August 3, 1998 (effective date) to October 31, 1998.
f Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)


FRANKLIN TOTAL RETURN FUND (CONT.)
                                                              CLASS B
                                                        -------------------
                                                           PERIOD ENDED
                                                         OCTOBER 31, 2002 d
                                                        -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................         $9.71
                                                        -------------------
Income from investment operations:
 Net investment income a ..............................          .295
 Net realized and unrealized gains ....................          .087
                                                        -------------------
Total from investment operations ......................          .382
Less distributions from net investment income .........         (.372)
                                                        -------------------
Net asset value, end of period ........................         $9.72
                                                        ===================

Total return b ........................................         4.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................        $4,084
Ratios to average net assets:
 Expenses .............................................         1.07% e
 Expense excluding waiver and payments by affiliate ...         1.36% e
 Net investment income ................................         4.63% e
Portfolio turnover rate c .............................        95.02%




a Based on average shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c The portfolio turnover rate excludes
mortgage dollar roll transactions.
d For the period March 1, 2002 (effective date) to October 31, 2002.
e Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN TOTAL RETURN FUND (CONT.)
                                                               CLASS C
                                                          ------------------
                                                            PERIOD ENDED
                                                          OCTOBER 31, 2002 d
                                                          ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................        $9.71
                                                          ------------------
Income from investment operations:
 Net investment income a ................................         .292
 Net realized and unrealized gains ......................         .087
                                                          ------------------
Total from investment operations ........................         .379
Less distributions from net investment income ...........        (.379)
                                                          ------------------
Net asset value, end of period ..........................        $9.71
                                                          ==================

Total return b ..........................................        3.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................       $4,466
Ratios to average net assets:
 Expenses ...............................................        1.07% e
 Expense excluding waiver and payments by affiliate .....        1.36% e
 Net investment income ..................................        4.63% e
Portfolio turnover rate c ...............................        95.02 %



a Based on average shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c The portfolio turnover rate excludes mortgage dollar roll transactions.
d For the period March 1, 2002 (effective date) to October 31, 2002.
e Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN TOTAL RETURN FUND (CONT.)
                                                                  CLASS R
                                                             ------------------
                                                               PERIOD ENDED
                                                             OCTOBER 31, 2002 d
                                                             ------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................         $9.66
                                                             ------------------
Income from investment operations:
 Net investment income a .................................          .385
 Net realized and unrealized gains .......................          .104
                                                             ------------------
Total from investment operations .........................          .489
Less distributions from net investment income ............         (.429)
                                                             ------------------
Net asset value, end of period ...........................         $9.72
                                                             ==================

Total return b ...........................................         5.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................        $1,869
Ratios to average net assets:
 Expenses ................................................          .93% e
 Expense excluding waiver and payments by affiliate ......         1.22% e
 Net investment income ...................................         4.78% e
Portfolio turnover rate c ................................        95.02%



a Based on average shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c The portfolio turnover rate excludes mortgage dollar roll transactions.
d For the period January 2, 2002 (effective date) to October 31, 2002.
e Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (CONTINUED)

FRANKLIN TOTAL RETURN FUND (CONT.)
                                                                                  ADVISOR CLASS
                                                           ----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                               2002      2001       2000      1999      1998 e
                                                           ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................    $9.96     $9.52      $9.62    $10.38    $10.00
                                                           ----------------------------------------------------
Income from investment operations:
 Net investment income a .................................     .513      .630 d     .710      .660      .120
 Net realized and unrealized gains (losses) ..............    (.170)     .500 d     .010     (.710)     .310
                                                           ----------------------------------------------------
Total from investment operations .........................     .343     1.130       .720     (.050)     .430
                                                           ----------------------------------------------------
Less distributions from:
 Net investment income ...................................    (.573)    (.690)     (.820)    (.660)    (.050)
 Net realized gains ......................................       --        --         --     (.050)       --
                                                           ----------------------------------------------------
Total distributions ......................................    (.573)    (.690)     (.820)    (.710)    (.050)
                                                           ----------------------------------------------------
Net asset value, end of year .............................    $9.73     $9.96      $9.52    $ 9.62    $10.38
                                                           ====================================================

Total return b ...........................................    3.61%    12.24%      7.87%    (.46)%     4.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................... $134,285   $23,324    $13,173   $12,099   $31,588
Ratios to average net assets:
 Expenses ................................................     .43%      .25%       .25%      .25%      .25% f
 Expense excluding waiver and payments by affiliate ......     .72%      .74%       .92%      .93%     1.04% f
 Net investment income ...................................    5.27%     6.50% d    7.53%     6.57%     5.46% f
Portfolio turnover rate c ................................   95.02%    94.04%     39.64%    96.38%    23.19%


a Based on average shares outstanding.
b Total return is not annualized for periods less than one year.
c The portfolio turnover rate excludes mortgage dollar roll transactions.
d Effective November 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

  Net investment income per share ...............................    $(.006)
  Net realized and unrealized gains per share ...................      .006
  Ratio of net investment income to average net assets ..........      (.07)%

  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
e For the period August 3, 1998 (effective date) to October 31, 1998.
f Annualized

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002


                                                                                  PRINCIPAL
 FRANKLIN TOTAL RETURN FUND                                          COUNTRY       AMOUNT*           VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 94.7%
 CORPORATE BONDS 32.2%

 COMMERCIAL SERVICES .1%
 Johnsondiversey Inc., senior sub. note, 144A, 9.625%, 5/15/12   United States   $  400,000       $  408,000
                                                                                                  ----------
 COMMUNICATIONS 2.4%
 AT&T Corp., senior note, 7.30%, 11/15/11 .....................  United States      500,000          490,956
 AT&T Wireless Services Inc., 8.125%, 5/01/12 .................  United States      400,000          348,654
 Crown Castle International Corp., senior note, 9.375%, 8/01/11  United States      200,000          144,000
 Dobson Communications Corp., senior note, 10.875%, 7/01/10 ...  United States      200,000          143,000
 France Telecom SA, 9.25%, 3/01/11 ............................      France       1,000,000        1,103,332
dGlobal Crossing Holdings Ltd., 9.625%, 5/15/08 ...............  United States      200,000            4,000
 Nextel Communications Inc., senior note, 9.375%, 11/15/09 ....  United States      200,000          172,500
 Pinnacle Partners, senior note, 144A, 8.83%, 8/15/04 .........  United States    1,265,000          974,970
 Rural Cellular Corp., senior sub. note, 9.75%, 1/15/10 .......  United States      200,000           84,000
 Sprint Capital Corp., 7.125%, 1/30/06 ........................  United States      500,000          429,498
 Telus Corp., 8.00%, 6/01/11 ..................................      Canada         500,000          387,500
 Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 ...  United States    1,500,000        1,552,500
                                                                                                  ----------
                                                                                                   5,834,910
                                                                                                  ----------
 CONSUMER DURABLES .5%
 Ford Motor Co., 7.45%, 7/16/31 ...............................  United States    1,500,000        1,148,832
                                                                                                  ----------
 CONSUMER NON-DURABLES 1.9%
 American Greetings, senior sub. note, 11.75%, 7/15/08 ........  United States      300,000          323,250
 ConAgra Foods Inc., 7.50%, 9/15/05 ...........................  United States      500,000          559,911
 Dimon Inc., senior note, 9.625%, 10/15/11 ....................  United States      300,000          312,750
 Kellogg Co., 4.875%, 10/15/05 ................................  United States      500,000          522,830
 Pepsi Bottling Group Inc., 7.00%, 3/01/29 ....................  United States      500,000          571,151
 Philip Morris Cos. Inc., 7.50%, 4/01/04 ......................  United States      500,000          527,315
 Tyson Foods Inc., 7.25%, 10/01/06 ............................  United States    1,000,000        1,087,138
 Tyson Foods Inc., senior note, 8.25%, 10/01/11 ...............  United States      500,000          575,365
                                                                                                  ----------
                                                                                                   4,479,710
                                                                                                  ----------
 CONSUMER SERVICES 3.7%
dAdelphia Communications Corp., senior note, 10.875%, 10/01/10   United States      200,000           67,000
 AOL Time Warner Inc., 6.875%, 5/01/12 ........................  United States    1,000,000          989,928
 Block Financial Corp., 6.75%, 11/01/04 .......................  United States    1,000,000        1,069,725
 CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 .......      Canada         300,000          321,000
 Cendant Corp., 7.75%, 12/01/03 ...............................  United States      500,000          501,881
 Chancellor Media Corp., senior note, 8.00%, 11/01/08 .........  United States      400,000          423,500
 Cox Communications Inc., 7.125%, 10/01/12 ....................  United States      500,000          517,510
 Echostar DBS Corp., senior note, 144A, 9.125%, 1/15/09 .......  United States      400,000          397,000
 Knight-Ridder Inc., 7.125%, 6/01/11 ..........................  United States      500,000          562,737
 Lin Television Corp., 8.00%, 1/15/08 .........................  United States      200,000          211,000
 Marriott International Inc., E, 7.00%, 1/15/08 ...............  United States      500,000          527,537
 Meristar Hospitality Corp., senior note, 10.50%, 6/15/09 .....  United States      400,000          350,000
 News America Inc., 7.25%, 5/18/18 ............................  United States    1,000,000          919,830
 Park Place Entertainment, senior note, 8.125%, 5/15/11 .......  United States      500,000          506,250
 Royal Caribbean Cruises Ltd., 7.25%, 8/15/06 .................   South Africa      500,000          430,407


Franklin Investors Securities Trust
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)



                                                                                  PRINCIPAL
 FRANKLIN TOTAL RETURN FUND                                          COUNTRY       AMOUNT*           VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 CORPORATE BONDS (CONT.)
 CONSUMER SERVICES (CONT.)
 Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ....... United States   $  200,000       $  216,500
 USA Interactive, senior note, 6.75%, 11/15/05 ................. United States    1,000,000          986,568
                                                                                                  ----------
                                                                                                   8,998,373
                                                                                                  ----------
 DISTRIBUTION SERVICES .3%
 Grand Metropolitan Investment, 7.125%, 9/15/04 ................ United States      200,000          217,570
 Sysco Corp., 4.75%, 7/30/05 ................................... United States      500,000          525,671
                                                                                                  ----------
                                                                                                     743,241
                                                                                                  ----------
 ELECTRONIC TECHNOLOGY 1.2%
 Amkor Technology Inc., senior sub. note, 10.50%, 5/01/09 ...... United States      300,000          196,500
 L-3 Communications Corp., senior sub. note, 7.625%, 6/15/12 ... United States      200,000          208,000
 Lockheed Martin Corp., 8.50%, 12/01/29 ........................ United States      500,000          646,340
 Northrop Grumman Corp., 7.125%, 2/15/11 ....................... United States    1,265,000        1,411,210
 Solectron Corp., senior note, 9.625%, 2/15/09 ................. United States      500,000          452,500
                                                                                                  ----------
                                                                                                   2,914,550
                                                                                                  ----------
 ENERGY MINERALS 1.4%
 Chesapeake Energy Corp., 9.00%, 8/15/12 ....................... United States      300,000          315,000
 Denbury Resource Inc., senior note, B, 9.00%, 3/01/08 ......... United States      200,000          204,500
 Hanover Equipment Trust 01, senior secured note B,
  144A, 8.75%, 9/01/11 ......................................... United States      400,000          378,000
 Marathon Oil Corp., 5.375%, 6/01/07 ........................... United States    1,000,000        1,053,699
 PSEG Energy Holdings, senior note, 9.125%, 2/10/04 ............ United States    1,250,000        1,100,366
 Valero Energy Corp., 7.50%, 4/15/32 ........................... United States      500,000          449,900
                                                                                                  ----------
                                                                                                   3,501,465
                                                                                                  ----------
 FINANCE 9.9%
 AIG SunAmerica Financing VIII, 144A, FRN, 1.945%, 11/15/04 .... United States    3,100,000        3,102,086
 Axa Corp., 8.60%, 12/15/30 ....................................     France         680,000          692,632
 Charles Schwab, senior note, 8.05%, 3/01/10 ................... United States      750,000          880,660
 Citigroup Inc., 5.625%, 8/27/12 ............................... United States    1,400,000        1,443,015
 CNA Financial Corp., 6.75%, 11/15/06 .......................... United States      375,000          373,220
 CNA Financial Corp., 6.45%, 1/15/08 ........................... United States      500,000          484,950
 Credit Suisse First Boston USA Inc., 6.50%, 1/15/12 ........... United States    1,000,000        1,045,248
 D.R. Horton Inc., senior note, 8.50%, 4/15/12 ................. United States      500,000          493,750
 General Electric Capital Corp., 6.75%, 3/15/32 ................ United States    1,000,000        1,050,772
 General Motors Acceptance Corp., 6.875%, 9/15/11 .............. United States    1,000,000          912,641
 Goldman Sachs Group Inc., senior note, 6.60%, 1/15/12 ......... United States    1,450,000        1,578,676
 HMH Properties Inc., senior secured note, B, 7.875%, 8/01/08 .. United States      500,000          477,500
 Household Finance Corp., 6.375%, 10/15/11 ..................... United States      980,000          843,251
 International Lease Finance Corp., 5.75%, 2/15/07 ............. United States    1,200,000        1,216,757
 JP Morgan Chase & Co., sub. note, 6.75%, 2/01/11 .............. United States      500,000          540,808
 National Rural Utility Finance, 6.00%, 5/15/06 ................ United States    1,000,000        1,070,290
 National Rural Utility Finance, 7.25%, 3/01/12 ................ United States      250,000          277,028
 Nationwide Mutual Insurance, A, 8.25%, 12/01/31 ............... United States    1,200,000        1,211,038
 Paine Webber Group Inc., senior note, 6.55%, 4/15/08 .......... United States      150,000          166,068
 Societe Generale-New York, sub. note, 7.40%, 6/01/06 .......... United States      300,000          339,365

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)

                                                                                       PRINCIPAL
 FRANKLIN TOTAL RETURN FUND                                             COUNTRY         AMOUNT*          VALUE
-----------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 CORPORATE BONDS (CONT.)

 FINANCE (CONT.)
 Standard Chartered Bank, 144A, 8.00%, 5/30/31 ...................  United Kingdom   $ 1,630,000     $  1,700,566
 Washington Mutual Financial, 6.875%, 5/15/11 ....................   United States     2,000,000        2,189,170
 Western Financial Bank-FSB, 9.625%, 5/15/12 .....................   United States       300,000          283,500
 Willis Corroon Corp., senior sub. note, 9.00%, 2/01/09 ..........  United Kingdom       200,000          211,000
 XL Capital PLC, 6.50%, 1/15/12 ..................................  United Kingdom     1,100,000        1,121,812
                                                                                                     ------------
                                                                                                       23,705,803
                                                                                                     ------------
 HEALTH SERVICES 1.0%
 Fresenius Medical Care Capital Trust, 7.875%, 2/01/08 ...........     Germany           500,000          406,250
 Healthsouth Corp., senior note, 8.50%, 2/01/08 ..................  United States        500,000          415,000
 Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 .  United States        200,000           35,000
 Pacificare Health Systems Inc., senior note, 10.75%, 6/01/09 ....  United States        400,000          418,000
 Tenet Healthcare Corp., 6.375%, 12/01/11 ........................  United States        965,000        1,023,568
                                                                                                     ------------
                                                                                                        2,297,818
                                                                                                     ------------
 INDUSTRIAL SERVICES 2.0%
 Allied Waste North America Inc., senior sub. note, B,
  10.00%, 8/01/09 ................................................  United States        500,000          482,500
 El Paso Energy Partners LP, senior note, MTN, 7.80%, 8/01/31 ....  United States        860,000          534,474
 Murphy Oil Corp., 6.375%, 5/01/12 ...............................  United States      1,000,000        1,092,212
 URS Corp., senior sub. note, 12.25%, 5/01/09 ....................  United States        400,000          334,000
 Waste Management Inc., 6.50%, 11/15/08 ..........................  United States      1,700,000        1,736,853
 Williams Cos. Inc., 9.25%, 3/15/04 ..............................  United States        730,000          529,250
                                                                                                     ------------
                                                                                                        4,709,289
                                                                                                     ------------
 PROCESS INDUSTRIES 1.5%
 Abitibi-Consolidated Inc., 6.95%, 12/15/06 ......................      Canada           250,000          253,325
 Armkel Finance Inc., senior sub. note, 9.50%, 8/15/09 ...........  United States        200,000          214,500
 Bowater Canada Inc., 7.95%, 11/15/11 ............................      Canada           500,000          489,879
 Dow Chem Co., 7.00%, 8/15/05 ....................................  United States      1,000,000        1,067,936
 Great Lakes Dredge & Dock Corp., senior sub. note,
  11.25%, 8/15/08 ................................................  United States        200,000          207,250
 Lyondell Chemical Co., B, senior secured note, 9.875%, 5/01/07 ..  United States        500,000          478,750
 MDP Aquisitions PLC, senior note, 144A, 9.625%, 10/01/12 ........ Irish Republic        100,000          103,000
 Stone Container Corp., senior note, 144A, 8.375%, 7/01/12 .......  United States        200,000          207,000
 Valspar Corp., 6.00%, 5/01/07 ...................................  United States        500,000          532,997
                                                                                                     ------------
                                                                                                        3,554,637
                                                                                                     ------------
 PRODUCER MANUFACTURING 2.3%
 Arvinmeritor, 8.75%, 3/01/12 ....................................  United States        200,000          190,500
 Century Aluminum Co., first mortgage, 11.75%, 4/15/08 ...........  United States        400,000          374,000
 Collins & Aikman Products, 10.75%, 12/31/11 .....................  United States        400,000          372,000
 Cooper Industries Ltd., 5.25%, 7/01/07 ..........................  United States      1,000,000        1,042,842
 Dana Corp., 9.00%, 8/15/11 ......................................  United States        500,000          465,000
 Hubbell Inc., 6.375%, 5/15/12 ...................................  United States      1,000,000        1,098,027
 Joy Global Inc., 8.75%, 3/15/12 .................................  United States        200,000          202,000
 Manitowoc Co. Inc., senior sub. note, 144A, 10.50%, 8/01/12 .....  United States        500,000          500,000

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)


                                                                                     PRINCIPAL
 FRANKLIN TOTAL RETURN FUND                                           COUNTRY         AMOUNT*           VALUE
---------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 CORPORATE BONDS (CONT.)

 PRODUCER MANUFACTURING (CONT.)
 NMHG Holding Co., 10.00%, 5/15/09 ............................... United States    $  100,000      $    96,000
 Weyerhaeuser Co., 7.375%, 3/15/32 ............................... United States     1,225,000        1,241,105
                                                                                                    -----------
                                                                                                      5,581,474
                                                                                                    -----------
 RETAIL TRADE 1.1%
 Kroger Co., 6.75%, 4/15/12 ...................................... United States     1,000,000        1,088,393
 Kroger Co., senior note, 7.65%, 4/15/07 ......................... United States       500,000          559,692
 Staples Inc., A, 7.375%, 10/01/12 ............................... United States     1,000,000        1,023,861
                                                                                                    -----------
                                                                                                      2,671,946
                                                                                                    -----------
 TRANSPORTATION 1.6%
 Continental Airlines Inc., 6.503%, 6/15/11 ...................... United States     1,000,000          758,381
 CP Ships Ltd., senior note, 144A, 10.375%, 7/15/12 .............. United States       200,000          206,735
 Delta Air Lines, G-1, 6.718%, 1/02/23 ........................... United States     1,000,000        1,038,164
 United Air Lines Inc., 00-2, 7.186%, 4/01/11 .................... United States     2,419,587        1,720,895
                                                                                                    -----------
                                                                                                      3,724,175
                                                                                                    -----------
 UTILITIES 1.3%
 Allegheny Energy Inc., A, 8.25%, 4/15/12 ........................ United States     1,000,000          535,000
 Aquila Inc., senior note, 8.27%, 11/15/21 ....................... United States     1,000,000          623,750
 Calpine Corp., senior note, 8.625%, 8/15/10 ..................... United States       500,000          162,500
 CMS Energy Corp., 8.50%, 4/15/11 ................................ United States       500,000          355,568
 Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 ............... United States       500,000          127,500
 East Coast Power LLC, 6.737%, 3/31/08 ........................... United States        94,326           72,936
 Southwestern Electric Power, 4.50%, 7/01/05 ..................... United States     1,000,000          964,430
 U.S. West Communications Inc., 6.875%, 9/15/33 .................. United States       300,000          208,500
                                                                                                    -----------
                                                                                                      3,050,184
                                                                                                    -----------
 TOTAL CORPORATE BONDS (COST $79,878,312) ........................                                   77,324,407
                                                                                                    -----------

 ASSET-BACKED SECURITIES 8.3%
 Capital Auto Receivables Asset Trust, Series 2002-1, Class
  A2, No Cap, + 1 Month LIBOR, Resets Monthly, 1.873%,
  3/15/04 ........................................................ United States       847,809          848,289
 Champion Home Equity Loan Trust, Series 1997-1, Class A3,
  7.72%, 5/25/29 ................................................. United States       850,000          881,145
 Chase Funding Mortgage Loan, Series 1998-2, Class IA3,
  5.98%, 4/25/22 ................................................. United States       391,129          393,907
 Contimortgage Home Equity Loan Trust, Series 1998-2, Class
  A5, 6.28%, 9/15/16 ............................................. United States       316,813          317,230
 Countrywide Asset-Backed Certificates, Series 1999-2, Class
  AF4, 6.78%, 11/25/27 ........................................... United States       500,000          523,084
 Criimi Mae CMBS Corp., Series 1998-1, Class A1, 5.697%,
  6/20/30 ........................................................ United States         1,995            1,995
 DLJ Mortgage Acceptance Corp., Series 1998-2, Class 1PA1,
  6.75%, 6/19/28 ................................................. United States     1,577,144        1,656,135
 GMAC Commercial Mortgage Securities Inc., Series 1998-C2,
  Class A2, 6.42%, 5/15/35 ....................................... United States     5,000,000        5,583,945
 Green Tree Financial Corp., Series 1999-2, Class M1, 6.80%,
  12/01/30 ....................................................... United States       400,000          358,211
 Indymac Home Equity Loan Asset-Backed Trust, Series 2000-C,
  Class AF3, 7.24%, 9/25/25 ...................................... United States     1,378,015        1,378,906
 Keystone Owner Trust, Series 1997-P3, Class M2, 7.98%,
  12/25/24 ....................................................... United States     3,000,000        3,225,011
 The Money Store Home Equity Trust, Series 1997-C, Class
  AF6, 6.67%, 2/15/25 ............................................ United States       116,495          117,738
 Morgan Stanley Capital I, Series 1997-WF1, Class A1, 6.83%,
  7/15/29 ........................................................ United States     1,491,950        1,575,429
 Prudential Home Mortgage Securities, Series 1988-4, Class
  A, Cap Margin 2.50% + CMT, Resets Monthly, 5.496%, 7/25/18 ..... United States       335,856          336,181

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)


                                                                                                    PRINCIPAL
 FRANKLIN TOTAL RETURN FUND                                                          COUNTRY        AMOUNT*        VALUE
-----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 ASSET-BACKED SECURITIES (CONT.)
 Saxon Asset Security Trust, Series 1998-4, Class AF5, 6.93%, 1/25/30 .......... United States   $   150,000     $    159,761
 Structured Asset Securities Corp., Series 1997-1, Class A, 5.231%, 11/15/26 ... United States       339,214          353,208
 Structured Asset Securities Corp., Series 2002-1A, Class 2A1, 3.567%, 2/25/32 . United States     2,150,640        2,179,981
                                                                                                                 ------------
 TOTAL ASSET-BACKED SECURITIES (COST $19,219,477) ..............................                                   19,890,156
                                                                                                                 ------------
 COMMERCIAL MORTGAGE-BACKED SECURITIES .3%
 Residential Asset Mortgage Products Inc., Series 2001-RS1, Class AI2,
  5.82%, 12/25/22 .............................................................. United States       219,884          219,759
 Vanderbilt Mortgage Finance, Series 2000-D, Class M1, 8.29%, 12/07/30 ......... United States       500,000          534,516
                                                                                                                 ------------
 TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $721,499)                                                          754,275
                                                                                                                 ------------
 MORTGAGE-BACKED SECURITIES 28.7%
 15-YEAR MORTGAGE-BACKED SECURITIES 3.8%
 FNMA, 5.50%, (1/01/14-11/01/17) ............................................... United States     3,437,402        3,552,558
 FNMA, 6.00%, (8/01/16-6/01/17) ................................................ United States     3,995,913        4,167,803
 FNMA, 6.50%, (4/01/16-9/01/16) ................................................ United States     1,014,976        1,066,051
 GNMA, 7.00%, 2/15/09 .......................................................... United States       208,875          223,463
                                                                                                                 ------------
                                                                                                                    9,009,875
                                                                                                                 ------------
 30-YEAR MORTGAGE-BACKED SECURITIES 22.0%
 FHLMC, 6.00%, 10/01/32 ........................................................ United States     4,956,588        5,108,590
aFHLMC, 7.00%, (4/01/32-11/01/32) .............................................. United States     7,337,259        7,666,936
aFNMA, 6.00%, 11/01/29 ......................................................... United States     5,532,368        5,687,966
 FNMA, 6.50%, (5/01/31-8/01/32) ................................................ United States    12,312,272       12,767,571
aFNMA, 7.00%, (11/01/28-3/01/31) ............................................... United States     8,023,340        8,388,783
 FNMA, 7.50%, 1/01/30 .......................................................... United States     2,241,524        2,372,356
 FNMA, 8.00%, 12/01/30 ......................................................... United States       259,028          277,092
aGNMA, 6.00%, (3/20/28-11/01/28) ............................................... United States     1,790,086        1,853,531
 GNMA, 6.50%, (3/20/28-6/15/32) ................................................ United States     3,858,319        4,021,230
 GNMA, 7.00%, (3/15/28-6/15/31) ................................................ United States     1,169,678        1,230,583
 GNMA, 7.50%, (5/15/05-5/15/23) ................................................ United States     2,819,449        2,978,970
 GNMA, 8.00%, (8/15/16-7/15/17) ................................................ United States       448,363          487,328
 GNMA, 8.25.%, 9/20/17 ......................................................... United States       109,148          119,279
                                                                                                                 ------------
                                                                                                                   52,960,215
                                                                                                                 ------------
 ADJUSTABLE RATE MORTGAGE SECURITIES 2.9%
 FHLMC, ARM, 8.195%, 3/01/25 ................................................... United States      971,754         1,040,992
 FHLMC, ARM, 6.977%, 9/01/27 ................................................... United States      601,659           621,173
 FNMA, ARM, 6.50%, 6/01/15 ..................................................... United States      242,377           246,867
 FNMA, ARM, 7.677%, 1/01/17 .................................................... United States    1,284,563         1,318,474
 FNMA, ARM, 7.445%, 6/01/17 .................................................... United States      502,702           521,711
 FNMA, ARM, 7.249%, 9/01/19 .................................................... United States       82,212            86,528
 FNMA, ARM, 8.209%, 12/01/22 ................................................... United States      839,516           860,464
 FNMA, ARM, 6.987%, 12/01/24 ................................................... United States      195,351           203,727
 FNMA, ARM, 5.115%, 5/01/25 .................................................... United States      585,684           607,936
 FNMA, ARM, 8.744%, 6/01/30 .................................................... United States      323,674           345,452

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)


                                                                                          PRINCIPAL
 FRANKLIN TOTAL RETURN FUND                                             COUNTRY            AMOUNT*           VALUE
---------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 MORTGAGE-BACKED SECURITIES (CONT.)
 ADJUSTABLE RATE MORTGAGE SECURITIES (CONT.)
 GNMA ARM, 5.375%, 1/20/23 ........................................ United States      $  289,407        $    298,747
 GNMA ARM, 6.625%, 10/20/26 ....................................... United States         769,382             795,799
                                                                                                         ------------
                                                                                                            6,947,870
                                                                                                         ------------
 TOTAL MORTGAGE-BACKED SECURITIES (COST $67,828,808) ..............                                        68,917,960
                                                                                                         ------------
 U.S. GOVERNMENT AND AGENCY SECURITIES 19.4%
 FHLMC, 4.625%, 4/11/05 ........................................... United States       9,000,000           9,100,359
 FHLMC, 2.875%, 9/15/05 ........................................... United States       7,000,000           7,112,021
 FHLMC, 5.50%, 7/15/06 ............................................ United States       7,180,000           7,866,236
 FHLMC, 3.50%, 9/15/07 ............................................ United States       3,000,000           3,047,088
 FHLMC, 6.25%, 7/15/32 ............................................ United States       1,000,000           1,086,561
 FNMA, 3.50%, 9/15/04 ............................................. United States       9,000,000           9,277,776
 FNMA, 6.00%, 5/15/11 ............................................. United States         500,000             558,047
 FNMA, 7.25%, 5/15/30 ............................................. United States         500,000             609,031
 U.S. Treasury Bond, 7.25%, 8/15/22 ............................... United States         830,000           1,058,153
 U.S. Treasury Bond, 5.25%, 2/15/29 ............................... United States       6,870,000           6,963,659
                                                                                                         ------------
 TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $45,163,254) ...                                        46,678,931
                                                                                                         ------------
 FOREIGN GOVERNMENT SECURITIES 5.4%
 Federation of Russia, FRN, 5.00%, 3/31/30 ........................     Russia          1,914,000           1,469,916
 Federation of Russia, Reg S, 10.00%, 6/26/07 .....................     Russia             26,000              29,696
 Government of Canada, 6.00%, 6/01/11 .............................     Canada            839,000  CAD        574,644
 Government of Malaysia, 7.50%, 7/15/11 ...........................    Malaysia           490,000             557,945
 Government of New Zealand, 7.00%, 7/15/09 ........................  New Zealand       11,922,000  NZD      6,048,324
 Government of Venezuela, FLIRB (6M LIBOR .875), 3.312%, 3/31/07 ..   Venezuela           107,140              83,569
 New South Wales Treasury Corp., Series 10RG, 7.00%, 12/01/10 .....   Australia         2,927,000  AUD      1,767,887
 Province of British Columbia, 4.625%, 10/03/06 ...................     Canada            500,000             529,705
 Republic of Bulgaria, 144A, 8.25%, 1/15/15 .......................    Bulgaria            57,000              60,933
 Republic of Bulgaria, Reg S, 8.25%, 1/15/15 ......................    Bulgaria           194,000             207,386
 Republic of Colombia, 10.00%, 1/23/12 ............................    Colombia            74,000              67,248
 Republic of Ecuador, FRN, A, 6.00%, 8/15/30 ......................    Ecuador            148,000              61,050
 Republic of Peru, FRN, 4.50%, 3/07/17 ............................      Peru             112,700              81,989
 Republic of Philippines, 10.625%, 3/16/25 ........................  Philippines          254,000             262,415
 Republic of Poland, 6.25%, 7/03/12 ...............................     Poland            250,000             271,813
 Republic of South Africa, 9.125%, 5/19/09 ........................  South Africa          14,000              16,167
 Russia Federation, 3.00%, 5/14/06 ................................     Russia             40,000              34,850
 United Mexican States, 9.875%, 2/01/10 ...........................     Mexico            450,000             525,150
 United Mexican States, 8.125%, 12/30/19 ..........................     Mexico            399,000             399,499
                                                                                                         ------------
 TOTAL FOREIGN GOVERNMENT SECURITIES (COST $12,302,027) ...........                                        13,050,186
                                                                                                         ------------
 ZERO COUPON BONDS .4%
 Charter Communications Holdings LLC, senior disc. note, zero
  cpn. to 4/01/04, 9.92% thereafter, 4/01/11 ...................... United States         200,000              63,000
 Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09 ... United States         300,000              61,500
dNTL Inc., senior note, zero cpn. to 4/01/03, 9.75% thereafter,
  4/01/08 ......................................................... United Kingdom        250,000              21,250

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (CONT.)

                                                                                 PRINCIPAL
 FRANKLIN TOTAL RETURN FUND                                          COUNTRY      AMOUNT*            VALUE
-------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 ZERO COUPON BONDS (CONT.)
 Quebecor Media Inc. senior disc. note, zero cpn. to 7/15/06,
  13.75% thereafter, 7/15/11 ....................................   Canada      $   400,000     $    152,000
 Triton PCS Inc., sub. disc. note, zero cpn. to 5/01/03, 11.00%
  thereafter, 5/01/08 ...........................................United States      300,000          220,500
 Yell Finance BV, senior disc. note, zero cpn. to 8/01/06,
  13.50% thereafter, 8/01/11 ....................................United Kingdom     600,000          369,000
                                                                                                -------------
 TOTAL ZERO COUPON BONDS (COST $1,299,739) ......................                                    887,250
                                                                                                -------------
 TOTAL LONG TERM INVESTMENTS (COST $226,413,116) ................                                227,503,165
                                                                                                -------------
 SHORT TERM INVESTMENTS 11.0%
 CONSUMER DURABLES .4%
 Mattel Inc., 6.00%, 7/15/03 ....................................United States    1,000,000        1,007,596
                                                                                                -------------
 ELECTRONIC TECHNOLOGY .2%
 Compaq Computer Corp., 6.20%, 5/15/03 ..........................United States      500,000          509,083
                                                                                                -------------
 FINANCE 2.1%
  Capital One Bank, senior note, 6.62%, 8/04/03 .................United States    1,000,000          954,439
 Dime Bancorp Inc., 9.00%, 12/19/02 .............................United States      500,000          503,888
 First Chicago Corp., sub. note, 7.625%, 1/15/03 ................United States      291,000          294,252
 General Electric Capital Corp., MTNA, FRN, 1.833%, 3/24/03 .....United States    2,360,000        2,359,884
 PHH Corp., 8.125%, 2/03/03 .....................................United States    1,000,000        1,000,070
                                                                                                -------------
                                                                                                   5,112,533
                                                                                                -------------

                                                                                   SHARES
                                                                                ------------
bMONEY FUND 8.1%
 Franklin Institutional Fiduciary Trust Money Market Portfolio ..United States   19,465,004       19,465,004
                                                                                                -------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT*
                                                                                ------------
cU.S. GOVERNMENT SECURITIES .2%
 U.S. Treasury Bill, 11/14/02 ...................................United States   $  400,000          399,795
 ................................................................                               -------------
 TOTAL SHORT TERM INVESTMENTS (COST $26,504,957) ................                                 26,494,011
                                                                                                -------------
 TOTAL INVESTMENTS (COST $252,918,073) 105.7% ...................                                253,997,176
                                                                                                -------------
 OTHER ASSETS, LESS LIABILITIES (5.7)% ..........................                                (13,778,551)
                                                                                                -------------
 NET ASSETS 100.0% ..............................................                               $240,218,625
                                                                                                =============
CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
NZD - New Zealand Dollar



a Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
b The Franklin Institutional Fiduciary
Trust Money Market Portfolio is managed by Franklin Advisers Inc.
cOn deposit with broker for initial margin on futures contracts (Note 1(c)).
dSee Note 8 regarding defaulted securities.
*The principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2002

                                                                   FRANKLIN
                                                                  ADJUSTABLE         FRANKLIN           FRANKLIN
                                                                U.S. GOVERNMENT    FLOATING RATE      TOTAL RETURN
                                                                SECURITIES FUND  DAILY ACCESS FUND        FUND
                                                                --------------------------------------------------
Assets:
 Investments in securities:
  Cost .......................................................  $588,270,306       $132,387,141      $252,918,073
                                                                ==================================================
  Value ......................................................   572,518,103        128,101,595       253,997,176
 Cash ........................................................            --             99,941                --
 Receivables:
  Investment securities sold .................................            --          3,181,484         1,119,604
  Capital shares sold ........................................     5,868,347            676,946           735,156
  Interest ...................................................            --            507,437         2,846,586
  Variation margin (Note 1) ..................................            --                 --             8,718
                                                                --------------------------------------------------
      Total assets ...........................................   578,386,450        132,567,403       258,707,240
                                                                --------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ............................       191,914          3,950,000        17,174,566
  Capital shares redeemed ....................................     2,130,314            984,503           460,563
  Affiliates .................................................       205,893            149,294            87,677
  Shareholders ...............................................       173,349             47,253            13,756
 Unfunded loan commitments ...................................            --            339,286                --
 Distributions to shareholders ...............................            --             51,970           711,829
 Other liabilities ...........................................        20,002             34,722            40,224
                                                                --------------------------------------------------
      Total liabilities ......................................     2,721,472          5,557,028        18,488,615
                                                                --------------------------------------------------
       Net assets, at value ..................................  $575,664,978       $127,010,375      $240,218,625
                                                                ==================================================
Net assets consist of:
 Undistributed net investment income .........................    $  139,115           $ (1,589)     $    (52,526)
 Net unrealized appreciation (depreciation) ..................   (15,752,203)        (4,285,546)        1,189,488
 Accumulated net realized loss ...............................   (40,624,582)          (249,647)       (1,855,998)
 Capital shares ..............................................   631,902,648        131,547,157       240,937,661
                                                                --------------------------------------------------
       Net assets, at value ..................................  $575,664,978       $127,010,375      $240,218,625
                                                                ==================================================

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2002

                                                                   FRANKLIN
                                                                  ADJUSTABLE         FRANKLIN         FRANKLIN
                                                                U.S. GOVERNMENT    FLOATING RATE    TOTAL RETURN
                                                                SECURITIES FUND  DAILY ACCESS FUND      FUND
                                                                -------------------------------------------------
CLASS A:
 Net assets, at value .......................................... $575,664,978        $49,389,452    $ 95,513,748
                                                                 ================================================
 Shares outstanding ............................................   61,393,381          5,097,718       9,826,800
                                                                 ================================================
 Net asset value per share a ...................................        $9.38              $9.69          $ 9.72
                                                                 ================================================
 Maximum offering price per share (net asset value
 per share (DIVIDE) 97.75%, 97.75%, 95.75%, respectively) ......        $9.60              $9.91          $10.15
                                                                 ================================================
CLASS B:
 Net assets, at value ..........................................           --        $17,162,459    $  4,084,475
                                                                 ================================================
 Shares outstanding ............................................           --          1,772,317         420,267
                                                                 ================================================
 Net asset value and maximum offering price per sharea .........           --              $9.68          $ 9.72
                                                                 ================================================
CLASS C:
 Net assets, at value ..........................................           --        $54,584,744    $  4,465,885
                                                                 ================================================
 Shares outstanding ............................................           --          5,633,186         459,691
                                                                 ================================================
 Net asset value a .............................................           --              $9.69          $ 9.71
                                                                 ================================================
 Maximum offering price per share
 (net asset value per share (DIVIDE) 100%, 99%, respectively) ..           --              $9.69          $ 9.81
                                                                 ================================================
CLASS R:
 Net assets, at value ..........................................           --                 --    $  1,869,096
                                                                 ================================================
 Shares outstanding ............................................           --                 --         192,331
                                                                 ================================================
 Net asset value and maximum offering price per sharea .........           --                 --          $ 9.72
                                                                 ================================================
ADVISOR CLASS:
 Net assets, at value ..........................................           --        $ 5,873,720    $134,285,421
                                                                 ================================================
 Shares outstanding ............................................           --            605,779      13,795,068
                                                                 ================================================
 Net asset value and maximum offering price per share ..........           --              $9.70          $ 9.73
                                                                 ================================================

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002


                                                                                FRANKLIN
                                                                               ADJUSTABLE       FRANKLIN         FRANKLIN
                                                                            U.S. GOVERNMENT   FLOATING RATE    TOTAL RETURN
                                                                            SECURITIES FUND  DAILY ACCESS FUND     FUND
                                                                            -----------------------------------------------
Investment income:
 Dividends .................................................................  $17,202,146      $   195,446     $   234,910
 Interest ..................................................................           --        5,697,625       9,836,098
                                                                            -----------------------------------------------
      Total investment income ..............................................   17,202,146        5,893,071      10,071,008
                                                                            -----------------------------------------------
Expenses:
 Management fees (Note 4) ..................................................           --          447,527         700,022
 Administrative fees (Note 4) ..............................................      371,865          215,861         344,078
 Distribution fees (Note 4)
  Class A ..................................................................      931,615          106,440         199,945
  Class B ..................................................................           --          117,686           6,597
  Class C ..................................................................           --          251,015           6,545
  Class R ..................................................................           --               --           3,844
 Transfer agent fees (Note 4) ..............................................      327,422           70,618          90,827
 Custodian fees ............................................................           --            1,066             513
 Reports to shareholders ...................................................       23,041            6,354           7,789
 Registration and filing fees ..............................................       57,676           57,766          62,237
 Professional fees .........................................................       13,697           39,189          58,105
 Trustees' fees and expenses ...............................................       14,410            1,160           3,664
 Amortization of offering costs (Note 1) ...................................           --           62,839              --
 Other .....................................................................       10,305           38,428           7,532
                                                                            -----------------------------------------------
      Total expenses .......................................................    1,750,031        1,415,949       1,491,698
      Expenses waived/paid by affiliate (Note 4) ...........................           --               --        (522,041)
                                                                            -----------------------------------------------
       Net expenses ........................................................    1,750,031        1,415,949         969,657
                                                                            -----------------------------------------------
        Net investment income ..............................................   15,452,115        4,477,122       9,101,351
                                                                            -----------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................................       16,333         (232,421)        604,270
  Financial futures contracts ..............................................           --               --         (55,599)
  Foreign currency transactions ............................................           --               --          (1,019)
                                                                            -----------------------------------------------
       Net realized gain (loss) ............................................       16,333         (232,421)        547,652
 Net unrealized appreciation (depreciation) on:
  Investments ..............................................................   (2,007,410)      (3,617,932)        196,375
  Financial futures contracts ..............................................           --               --        (105,391)
  Translation of assets and liabilities denominated in foreign currencies ..           --               --           3,447
                                                                            -----------------------------------------------
       Net unrealized appreciation (depreciation) ..........................   (2,007,410)      (3,617,932)         94,431
                                                                            -----------------------------------------------
Net realized and unrealized gain (loss) ....................................   (1,991,077)      (3,850,353)        642,083
                                                                            -----------------------------------------------
Net increase in net assets resulting from operations .......................  $13,461,038        $ 626,769     $ 9,743,434
                                                                            ===============================================

                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2002 AND 2001

                                                                 FRANKLIN ADJUSTABLE           FRANKLIN FLOATING RATE
                                                           U.S. GOVERNMENT SECURITIES FUND        DAILY ACCESS FUND
                                                           -----------------------------------------------------------
                                                                 2002          2001              2002          2001 a
                                                           -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................  $ 15,452,115  $ 13,290,972      $  4,477,122   $ 1,391,836
  Net realized gain (loss) from investments .............        16,333    (1,179,489)         (232,421)      (17,020)
  Net unrealized appreciation (depreciation)
   on investments .......................................    (2,007,410)    5,403,097        (3,617,932)     (667,614)
                                                           -----------------------------------------------------------
      Net increase in net assets resulting from
       operations .......................................    13,461,038    17,514,580           626,769       707,202
 Distributions to shareholders from:
  Net investment income:
   Class A ..............................................   (15,400,332)  (13,629,043)       (1,895,589)     (595,929)
   Class B ..............................................            --            --          (540,646)     (200,322)
   Class C ..............................................            --            --        (1,880,281)     (452,614)
   Advisor Class ........................................            --            --          (296,218)     (179,285)
                                                           -----------------------------------------------------------
 Total distributions to shareholders ....................   (15,400,332)  (13,629,043)       (4,612,734)   (1,428,150)
 Capital share transactions: (Note 2)
   Class A ..............................................   307,429,345    33,876,807        16,218,302    34,964,150
   Class B ..............................................            --            --         7,861,501     9,919,108
   Class C ..............................................            --            --        30,056,933    26,619,763
   Advisor Class ........................................            --            --          (406,639)    6,484,170
                                                           -----------------------------------------------------------
 Total capital share transactions .......................   307,429,345    33,876,807        53,730,097    77,987,191
      Net increase in net assets ........................   305,490,051    37,762,344        49,744,132    77,266,243
Net assets:
 Beginning of year ......................................   270,174,927   232,412,583        77,266,243            --
                                                           -----------------------------------------------------------
 End of year ............................................  $575,664,978  $270,174,927      $127,010,375   $77,266,243
                                                           ===========================================================
Undistributed net investment income included in
 net assets:
  End of year ...........................................  $    139,115  $     87,332      $     (1,589)  $    70,016
                                                           ===========================================================




a For the period May 1, 2001 (effective date) to October 31, 2001.





                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2002 AND 2001

                                                                               FRANKLIN TOTAL RETURN FUND
                                                                               ---------------------------
                                                                                    2002          2001
                                                                               ---------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................................$  9,101,351   $ 4,039,106
  Net realized gain from investments, financial futures contracts, and
   foreign currency transactions ..............................................     547,652       711,872
  Net unrealized appreciation on investments, financial futures contracts, and translation of assets and liabilities denominated in
   foreign currencies .........................................................      94,431     2,221,107
                                                                               ---------------------------
      Net increase in net assets resulting from operations ....................   9,743,434     6,972,085
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................................  (4,498,082)   (3,056,184)
   Class B ....................................................................     (52,535)           --
   Class C ....................................................................     (51,923)           --
   Class R ....................................................................     (41,247)           --
   Advisor Class ..............................................................  (5,449,321)   (1,219,553)
                                                                               ---------------------------
 Total distributions to shareholders .......................................... (10,093,108)   (4,275,737)
 Capital share transactions: (Note 2)
   Class A ....................................................................  28,788,630    45,840,131
   Class B ....................................................................   4,098,234            --
   Class C ....................................................................   4,471,071            --
   Class R ....................................................................   1,861,985            --
   Advisor Class .............................................................. 109,736,322     9,291,747
                                                                               ---------------------------
 Total capital share transactions ............................................. 148,956,242    55,131,878
      Net increase in net assets .............................................. 148,606,568    57,828,226
Net assets:
 Beginning of year ............................................................  91,612,057    33,783,831
                                                                               ---------------------------
 End of year ..................................................................$240,218,625   $91,612,057
                                                                               ===========================
Undistributed net investment income included in net assets:
 End of year ..................................................................$    (52,526)  $   (48,798)
                                                                               ===========================


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All funds included in this report (the Funds) are diversified except the Franklin Floating Rate Daily Access Fund. The Funds' investment objective is to provide high level current income.

The Franklin Adjustable U.S. Government Securities Fund invests substantially all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio), which is registered under the Investment Company Act of 1940 as a diversified, open-end investment company having the same investment objectives as the fund. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The Franklin Floating Rate Daily Access Fund invests primarily in senior secured corporate loans and senior secured debt that meet credit standards established by Franklin Advisers Inc. The Fund values its securities based on quotations provided by banks, broker/dealers or pricing services experienced in such matters.

The Franklin Adjustable U.S. Government Securities Fund holds Portfolio shares that are valued at its proportionate interest in the net asset value of the Portfolio. As of October 31, 2002, the Franklin Adjustable U.S. Government Securities Fund owns 100% of the Portfolio. (See Note 1 of the Portfolio's Financial Statements.)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

C. FUTURES CONTRACTS

The Franklin Total Return Fund may purchase financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

D. MORTGAGE DOLLAR ROLLS

The Franklin Total Return Fund enters into dollar roll transactions in which it agrees to sell and repurchase mortgage backed securities. If the securities are substantially similar, the difference between the sale and repurchase price is treated as interest income and realized gains and losses are deferred.

E. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund, dividends from net investment income are normally declared daily and distributed monthly to shareholders. For the Franklin Floating Rate Daily Access Fund, facility fees received are recognized as income over the expected term of the loan.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. OFFERING COSTS

The Franklin Floating Rate Daily Access Fund amortized offering costs on a straight line basis over twelve months.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I. UNFUNDED LOAN COMMITMENTS

The Franklin Floating Rate Daily Access Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. These commitments are disclosed in the accompanying Statement of Investments and Statement of Assets and Liabilities.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 2, 2002, the Franklin Total Return Fund began offering two new classes of shares, Class B and Class C. Effective March 1, 2002, the Franklin Total Return Fund began offering a new class of shares, Class R. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

     FUND                                                  CLASS
     --------------------------------------------------------------------------
     Franklin Adjustable U.S. Government Securities Fund   A
     Franklin Floating Rate Daily Access Fund              A, B, C & Advisor
     Franklin Total Return Fund                            A, B, C, R & Advisor

At October 31, 2002, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                     FRANKLIN ADJUSTABLE        FRANKLIN FLOATING RATE
                              U.S. GOVERNMENT SECURITIES FUND      DAILY ACCESS FUND        FRANKLIN TOTAL RETURN FUND
                              ----------------------------------------------------------------------------------------
                                     SHARES       AMOUNT           SHARES     AMOUNT           SHARES      AMOUNT
                              ----------------------------------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2002
Shares sold .................    57,827,627  $ 542,092,482      5,523,459  $ 55,174,615       6,448,332  $ 62,634,110
Shares issued in reinvestment
 of distributions ...........     1,038,658      9,722,779        129,816     1,292,337         260,052     2,526,489
Shares redeemed .............   (26,045,031)  (244,385,916)    (4,036,952)  (40,248,650)     (3,750,693)  (36,371,969)
                              ----------------------------------------------------------------------------------------
Net increase ................    32,821,254  $ 307,429,345      1,616,323  $ 16,218,302       2,957,691  $ 28,788,630
                              ========================================================================================
Year ended October 31, 2001 a
Shares sold .................    14,680,519  $ 138,009,293      3,775,986  $ 37,917,796       6,394,449  $ 62,400,508
Shares issued in reinvestment
 of distributions ...........       900,871      8,437,494         37,396       375,338         158,227     1,546,171
Shares redeemed .............   (11,994,326)  (112,569,980)      (331,987)   (3,328,984)     (1,851,411)  (18,106,548)
                              ----------------------------------------------------------------------------------------
Net increase ................     3,587,064  $  33,876,807      3,481,395  $ 34,964,150       4,701,265  $ 45,840,131
                              ========================================================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)



                                                      FRANKLIN     FLOATING RATE
                                                         DAILY     ACCESS FUND         FRANKLIN TOTAL RETURN FUND
                                                   --------------------------------------------------------------
                                                         SHARES         AMOUNT           SHARES        AMOUNT
                                                   --------------------------------------------------------------
CLASS B SHARES:
Year ended October 31, 2002
Shares sold .......................................    1,094,603    $ 10,947,919         585,155   $  5,687,647
Shares issued in reinvestment of distributions ....       20,875         207,312           3,918         38,137
Shares redeemed ...................................     (331,785)     (3,293,730)       (168,806)    (1,627,550)
                                                   --------------------------------------------------------------
Net increase ......................................      783,693    $  7,861,501         420,267   $  4,098,234
                                                   ==============================================================
Year ended October 31, 2001 a
Shares sold .......................................      998,379    $ 10,017,517
Shares issued in reinvestment of distributions ....        4,595          46,151
Shares redeemed ...................................      (14,350)       (144,560)
                                                   ------------------------------
Net increase ......................................      988,624    $  9,919,108
                                                   ==============================
CLASS C SHARES:
Year ended October 31, 2002
Shares sold .......................................    4,855,087    $ 48,644,167         545,594   $  5,300,118
Shares issued in reinvestment of distributions ....      124,514       1,238,357           4,259         41,440
Shares redeemed ...................................   (1,995,252)    (19,825,591)        (90,162)      (870,487)
                                                   --------------------------------------------------------------
Net increase ......................................    2,984,349    $ 30,056,933         459,691   $  4,471,071
                                                   ==============================================================
Year ended October 31, 2001a
Shares sold .......................................    2,865,703    $ 28,803,163
Shares issued in reinvestment of distributions ....       26,798         269,042
Shares redeemed ...................................     (243,664)     (2,452,442)
                                                   ------------------------------
Net increase ......................................    2,648,837    $ 26,619,763
                                                   ==============================
CLASS R:
Year ended October 31, 2002
Shares sold .......................................                                      234,209   $  2,270,564
Shares issued in reinvestment of distributions ....                                        4,018         39,080
Shares redeemed ...................................                                      (45,896)      (447,659)
                                                                                         ------------------------
Net increase ......................................                                      192,331   $  1,861,985
                                                                                         ========================
ADVISOR CLASS:
Year ended October 31, 2002
Shares sold .......................................      142,203    $  1,426,688       1,542,006   $ 14,998,357
Shares issued in merger (Note 9) ..................           --              --      12,242,524    117,528,229
Shares issued in reinvestment of distributions ....        3,708          36,996         142,577      1,387,088
Shares redeemed ...................................     (187,072)     (1,870,323)     (2,474,896)   (24,177,346)
                                                   --------------------------------------------------------------
Net increase (decrease) ...........................      (41,161)   $   (406,639)     11,452,211   $109,736,322
                                                   ==============================================================
Year ended October 31, 2001 a
Shares sold .......................................      701,980    $  7,037,814         923,179   $  8,943,744
Shares issued in reinvestment of distributions ....          870           8,723         106,655      1,042,651
Shares redeemed ...................................      (55,910)       (562,367)        (71,219)      (694,648)
                                                   --------------------------------------------------------------
Net increase ......................................      646,940    $  6,484,170         958,615   $  9,291,747
                                                   ==============================================================



a For the period May 1, 2001 (effective date) to October 31, 2001 for the Franklin Floating Rate Daily Access Fund.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (CONTINUED)

3. REVOLVING CREDIT FACILITY

The Franklin Floating Rate Daily Access Fund participates in a $200 million senior unsecured credit facility to fund shareholder redemptions or meet unfunded loan commitments. The facility agreement ends on December 20, 2002. Interest is charged at the Federal Funds Rate plus .50%. Facility fees paid are amortized on a straight line basis over the term of the commitment. Annual commitment fees of .09% are charged on the unused portion of the facility and allocated among the participating funds based on net assets.

During the year ended October 31, 2002, the Fund did not utilize the facility.


4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

ENTITY                                                          AFFILIATION
------------------------------------------------------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                               Investment manager
Franklin Templeton Services LLC (FT Services)                   Administrative manager
Franklin/Templeton Investor Services LLC (Investor Services)    Transfer agent
Franklin/Templeton Distributors Inc. (Distributors)             Principal underwriter
The U.S. Government Adjustable Rate Mortgage Portfolio          The fund in which the Franklin Adjustable U.S. Government Securities
                                                                Fund invests.

The Franklin Total Return Fund pays an investment management fee to Advisers of ..425% of the first $500 million of the fund's average daily net assets. Fees are further reduced on net assets over $500 million.

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers of .450% of the first $500 million of the fund's average daily net assets. Fees are further reduced on net assets over $500 million.

For the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund, management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund pay an administrative fee to FT Services of .20% per year of the funds' average daily net assets.

Advisers agreed in advance to waive administrative and management fees for the Franklin Total Return Fund, as noted in the Statement of Operations.

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers of .10% of the first $5 billion of the fund's average daily net assets. Fees are further reduced on net assets over $5 billion.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (CONTINUED)


4. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                          FRANKLIN        FRANKLIN
                         ADJUSTABLE    FLOATING RATE     FRANKLIN
                       U.S. GOVERNMENT  DAILY ACCESS   TOTAL RETURN
                       SECURITIES FUND      FUND          FUND
                      ---------------------------------------------
        Class A ......      .25%           .25%            .25%
        Class B ......        --          1.00%            .65%
        Class C ......        --           .65%            .65%
        Class R ......        --             --            .50%

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                   FRANKLIN          FRANKLIN
                                  ADJUSTABLE       FLOATING RATE      FRANKLIN
                                U.S. GOVERNMENT    DAILY ACCESS     TOTAL RETURN
                                SECURITIES FUND        FUND             FUND
                               -------------------------------------------------
Net commissions paid ..........   $  425,644       $1,056,030       $  139,696
Contingent deferred
sales charges .................   $   33,317       $  197,623       $    4,265

The Funds paid transfer agent fees of $488,867, of which $345,211 was paid to Investor Services.

At October 31, 2002, Advisers or investment companies managed by Advisers owned 8.01% of the Franklin Total Return Fund.


5. INCOME TAXES

At October 31, 2002, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

                                  FRANKLIN          FRANKLIN
                                 ADJUSTABLE       FLOATING RATE      FRANKLIN
                               U.S. GOVERNMENT    DAILY ACCESS     TOTAL RETURN
                               SECURITIES FUND        FUND             FUND
                              -------------------------------------------------
Cost of investments .......    $ 588,285,147     $ 132,389,199    $ 253,323,678
                              -------------------------------------------------
Unrealized appreciation ...          367,405           307,293        6,502,310
Unrealized depreciation ...      (16,134,449)       (4,594,897)      (5,828,812)
                              -------------------------------------------------
Net unrealized
appreciation
(depreciation) ............    $ (15,767,044)    $  (4,287,604)   $     673,498
                              -------------------------------------------------
Undistributed
ordinary income ...........    $     139,115     $      52,439    $   1,033,116
                              =================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (CONTINUED)


5. INCOME TAXES (CONT.)

At October 31, 2002, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                   FRANKLIN          FRANKLIN
                                  ADJUSTABLE       FLOATING RATE      FRANKLIN
                                U.S. GOVERNMENT    DAILY ACCESS     TOTAL RETURN
                                SECURITIES FUND        FUND             FUND
                               -------------------------------------------------
Capital loss carryovers expiring in:
 2003 ........................    $18,463,010         $   --                $--
 2004 ........................      8,807,294             --                 --
 2005 ........................      4,580,551             --                 --
 2006 ........................      2,585,375             --                 --
 2007 ........................      1,456,300             --          1,056,718
 2008 ........................      3,438,157             --            142,129
 2009 ........................      1,279,054         17,020          3,351,247
 2010 ........................             --        232,627            550,214
                                ------------------------------------------------
                                  $40,609,741       $249,647         $5,100,308
                                ================================================

On October 31, 2002, the Franklin Adjustable U.S. Government Securities Fund had expired capital loss carryovers of $42,189,189, which were reclassified to paid-in capital.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar roll transactions, offerings costs, paydown losses, and bond discounts and premiums.

Net realized capital gain and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar roll transactions, financial futures transactions, paydown losses, and bond discounts and premiums.

For the Funds, the tax character of distributions paid during the year ended October 31, 2002, were the same for financial statement and tax purposes.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2002 were as follows:

                                   FRANKLIN          FRANKLIN
                                  ADJUSTABLE       FLOATING RATE      FRANKLIN
                                U.S. GOVERNMENT    DAILY ACCESS     TOTAL RETURN
                                SECURITIES FUND        FUND             FUND
                               -------------------------------------------------
Purchases ..................     $421,300,178      $122,309,216    $274,546,939
Sales ......................     $100,472,845      $ 74,888,166    $165,306,230

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (CONTINUED)


7. FINANCIAL FUTURES CONTRACTS

As of October 31, 2002, the Franklin Total Return Fund had the following financial futures contracts outstanding:

                           NUMBER OF                      CONTRACT   UNREALIZED
CONTRACTS TO BUY           CONTRACTS   DELIVERY DATES    FACE VALUE     GAIN
--------------------------------------------------------------------------------
U.S. Treasury Note ........   104     12/02/02-12/31/02  $20,800,000  $261,685
U.S. Treasury Bond ........    28        12/31/2002      $ 2,800,000  $ 52,843

                           NUMBER OF                      CONTRACT   UNREALIZED
CONTRACTS TO SELL          CONTRACTS   DELIVERY DATES    FACE VALUE     GAIN
--------------------------------------------------------------------------------
U.S. Treasury Note ........    58     12/02/02-12/31/02   $5,800,000  $207,594


8. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Floating Rate Daily Access Fund has 83.64% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions rather than higher rated securities.

At October 31, 2002, the Franklin Total Return Fund held defaulted securities with a value aggregating $92,250 representing .04% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and provides an estimate for losses on interest receivable.


9. MERGER

On March 27, 2002, the Franklin Total Return Fund acquired the net assets of the Fiduciary Trust International - Bond Fund pursuant to a plan or reorganization approved by the Fiduciary Bond Fund's shareholders. The merger was accomplished by a tax-free exchange of 12,242,524 shares of the Fund (valued at $9.60) for the net assets of the Fiduciary Bond Fund which aggregated $117,528,229, including $894,765 of unrealized depreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Fund immediately after the merger were $220,091,061.

FRANKLIN INVESTORS SECURITIES TRUST
Independent Auditors' Report

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of Franklin Investors Securities Trust (hereafter referred to as "the Trust") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 5, 2002

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                        NUMBER OF
                                                             PORTFOLIOS IN FUND
                                              LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION     TIME SERVED      BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)       Trustee      Since 1986             106               None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)           Trustee      Since 1986             133               Director, Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)        Trustee      Since 1989             134               None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)           Trustee      Since 1998              82               Director, Amerada Hess Corporation
One Franklin Parkway                                                                  (exploration and refining of oil and
San Mateo, CA 94403-1906                                                              gas); Hercules Incorporated (chemicals,
                                                                                      fibers and resins); Beverly Enterprises,
                                                                                      Inc. (health care); H.J. Heinz Company
                                                                                      (processed foods and allied products);
                                                                                      RTI International Metals, Inc.
                                                                                      (manufacture and distribution of
                                                                                      titanium); and Canadian National Railway
                                                                                      (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the
United States and Secretary of the Cabinet (1990-1993); General Counsel to the
United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States
Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (73)          Trustee      Since 1986             106               Director, The California Center for Land
One Franklin Parkway                                                                  Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  71

                                                                 NUMBER OF
                                                             PORTFOLIOS IN FUND
                                              LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION     TIME SERVED      BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)          Trustee      Since 1992             133               Director, White Mountains Insurance
One Franklin Parkway                                                                  Group, Ltd. (holding company); Martek
San Mateo, CA 94403-1906                                                              Biosciences Corporation; WorldCom, Inc.
                                                                                      (communications services); MedImmune,
                                                                                      Inc. (biotechnology); Overstock.com
                                                                                      (Internet services); and Spacehab, Inc.
                                                                                      (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National Association of
Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS                             NUMBER OF
                                                             PORTFOLIOS IN FUND
                                              LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION     TIME SERVED      BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

**EDWARD B. JAMIESON (54)       Trustee,     Trustee and             8                None
One Franklin Parkway            President    President since
San Mateo, CA 94403-1906        and Chief    1993 and Chief
                                Executive    Executive Officer-
                                Officer-     Investment
                                Investment   Management since
                                Management   October 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer of other subsidiaries of Franklin Resources,
Inc. and of 5 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (69)       Trustee and  Trustee since 1986     133               None
One Franklin Parkway            Chairman     and Chairman of the
San Mateo, CA 94403-1906        of the       Board since 1993
                                Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (62)   Trustee and  Trustee since 1987     116               None
One Franklin Parkway            Vice         and Vice President
San Mateo, CA 94403-1906        President    since 1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                                 NUMBER OF
                                                             PORTFOLIOS IN FUND
                                              LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION     TIME SERVED      BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (57)            Vice         Since 1986             Not Applicable    None
One Franklin Parkway            President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RICHARD D'ADDARIO (53)          Vice         Since                  Not Applicable    None
One Franklin Parkway            President    February 2002
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President and Director of Research, Franklin Advisers, Inc.; and officer of three of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)         Vice         Since                  Not Applicable    None
One Franklin Parkway            President    1995
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (55)           Senior Vice  Since                  Not Applicable    None
500 East Broward Blvd.          President    October 2002
Suite 2100                      and Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer-
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; and officer of some of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)              Vice         Since 2000             Not Applicable    None
One Franklin Parkway            President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property
Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                                  73



                                                                 NUMBER OF
                                                             PORTFOLIOS IN FUND
                                              LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION     TIME SERVED      BY BOARD MEMBER*        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (55)           Vice         Since                  Not Applicable    None
One Franklin Parkway            President    2000
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc. and
officer of one of the other subsidiaries of Franklin Resources, Inc., and of 50 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and Exchange Commission (1986-1995); Attorney,
Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)          Vice         Since                  Not Applicable    Director, FTI
600 5th Avenue                  President -  May 2002                                 Banque, Arch
Rockefeller Center              AML                                                   Chemicals, Inc. and
New York, NY 10048-0772         Compliance                                            Lingnan Foundation.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)       Treasurer    Treasurer since 2000   Not Applicable    None
One Franklin Parkway            and Chief    and Chief Financial
San Mateo, CA 94403-1906        Financial    Officer since
                                Officer      September 2000

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)          Vice         Since 2000             Not Applicable    None
One Franklin Parkway            President
San Mateo, CA 94403-1906        and
                                Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive
Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton
Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the
Trust's adviser and distributor.

Edward B. Jamieson is considered an interested person of the Fund under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

------------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
------------------------------------------------------------------------------------------------------------------------------------


ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

                                                                                   YEAR ENDED OCTOBER 31,
                                                       ----------------------------------------------------------------------------
                                                          2002             2001             2000             1999             1998
                                                       ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................     $9.47            $9.30            $9.31            $9.37            $9.48
                                                       ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................      .354             .552             .555             .496             .553
 Net realized and unrealized gains (losses) ........      .012             .213            (.010)           (.060)           (.110
                                                       ----------------------------------------------------------------------------
Total from investment operations ...................      .366             .765             .545             .436             .443
Less distributions from net investment income ......     (.446)           (.600)           (.555)           (.496)           (.553
                                                       ----------------------------------------------------------------------------
Net asset value, end of year .......................     $9.39            $9.47            $9.30            $9.31            $9.37
                                                       ============================================================================

Total return a .....................................      4.08%            8.52%            6.03%            4.77%            4.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................  $572,510         $253,547         $232,949         $281,974         $302,434
Ratios to average net assets:
 Expenses ..........................................       .41%             .42%             .43%             .43%             .26%
 Expenses excluding waiver
 and payments by affiliate                                 .41%             .42%             .43%             .43%             .43%
 Net investment income .............................      3.77%            5.88%            5.96%            5.32%            5.88%
Portfolio turnover rate ............................     85.05%            2.49%           12.68%           23.23%           38.92%


aTotal return is not annualized for periods less than one year.

                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002


                                                                                    PRINCIPAL
 U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                  AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 94.7%
 U.S. GOVERNMENT AND AGENCY SECURITIES 94.6%
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 20.3%
 Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 6.50%, 11/01/16 ............   $ 1,380,152  $  1,401,838
 Cap 11.434%, Margin 2.365% + CMT, Resets Annually, 6.30%, 4/01/30 ............     1,933,002     2,007,659
 Cap 11.435%, Margin 2.198% + CMT, Resets Annually, 6.977%, 9/01/27 ...........     1,237,553     1,277,691
 Cap 11.633%, Margin 2.076% + CMT, Resets Annually, 6.972%, 7/01/27 ...........     4,765,276     4,982,067
 Cap 11.98%, Margin 2.50% + 5CMT, Resets Every 5 Years, 7.067%, 8/01/29 .......    13,364,420    14,046,208
 Cap 11.989%, Margin 2.478% + 3CMT, Resets Every 3 Years, 7.439%, 11/01/35 ....     2,678,698     2,819,189
 Cap 12.00%, Margin 2.41% + CMT, Resets Annually, 5.697%, 11/01/25 ............     3,365,806     3,517,883
 Cap 12.012%, Margin 2.297% + 5CMT, Resets Every 5 Years, 7.853%, 5/01/26 .....     1,440,761     1,515,377
 Cap 12.20%, Margin 2.426% + CMT, Resets Annually, 6.732%, 11/01/29 ...........     5,658,877     5,922,121
 Cap 12.22%, Margin 2.23% + CMT, Resets Annually, 6.223%, 3/01/32 .............     4,026,846     4,200,181
 Cap 12.427%, Margin 2.225% + 5CMT, Resets Every 5 Years, 7.345%, 12/01/27 ....       549,662       581,942
 Cap 12.59%, Margin 2.71% + CMT, Resets Annually, 6.591%, 12/01/28 ............     4,432,539     4,661,393
 Cap 12.732%, Margin 2.44% + CMT, Resets Annually, 6.732%, 5/01/32 ............     6,005,748     6,268,244
 Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 6.976%, 7/01/18 ............       742,129       761,919
 Cap 12.79%, Margin 2.24% + CMT, Resets Annually, 6.309%, 8/01/30 .............    14,120,004    14,593,629
 Cap 12.806%, Margin 2.230% + CMT, Resets Annually, 7.019%, 4/01/18 ...........     1,986,954     2,047,408
 Cap 12.90%, Margin 2.31% + CMT, Resets Annually, 5.691%, 8/01/27 .............     7,718,879     8,042,105
 Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 6.938%, 9/01/19 ............     1,545,509     1,588,745
 Cap 13.022%, Margin 1.749% + 6 Month TB,
 Resets Semi-Annually, 6.348%, 10/01/29 .......................................       492,464       500,442
 Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 6.669%, 12/01/16 ..........     1,049,570     1,066,847
 Cap 13.175%, Margin 2.233% + CMT, Resets Annually, 7.046%, 5/01/25 ...........     1,415,822     1,470,818
 Cap 13.191%, Margin 1.841% + CMT, Resets Annually, 6.925%, 1/01/23 ...........     1,457,081     1,515,553
 Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.501%, 10/01/18 ..........       360,896       373,036
 Cap 13.27%, Margin 1.963% + CMT, Resets Annually, 5.559%, 5/01/20 ............     5,752,269     5,902,187
 Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 6.901%, 3/01/19 ...........       176,717       182,018
 Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 6.518%, 3/01/18 ...........     1,271,310     1,305,708
 Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 8.15%, 4/01/19 ..............     2,513,616     2,570,345
 Cap 13.547%, Margin 2.405% + CMT, Resets Annually, 7.548%, 8/01/30 ...........     5,542,008     5,906,618
 Cap 13.64%, Margin 2.29% + CMT, Resets Annually, 6.064%, 1/01/23 .............    12,935,881    13,493,521
 Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 7.189%, 7/01/20 ............       796,888       826,493
 Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.319%, 11/01/19 ..........       420,938       436,059
 Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 7.886%, 12/01/21 ....       413,750       442,074
 Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 7.12%, 2/01/19 .............       429,901       447,736
                                                                                               ------------
                                                                                                116,675,054
                                                                                               ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 49.2%
 Cap 11.06%, Margin 1.98% + CMT, Resets Annually, 5.272%, 3/01/22 .............       183,069       188,702
 Cap 11.13%, Margin 2.147% + CMT, Resets Annually, 6.455%, 8/01/29 ............     2,475,947     2,578,260
 Cap 11.135%, Margin 2.34% + CMT, Resets Annually, 6.135%, 5/01/31 ............     4,238,770     4,401,757
 Cap 11.16%, Margin 2.24% + CMT, Resets Annually, 5.34%, 11/01/30 .............    16,711,528    17,392,337
 Cap 11.24%, Margin 2.106% + CMT, Resets Annually, 6.013%, 11/01/27 ...........     1,698,758     1,743,210
 Cap 11.329%, Margin 2.215% + CMT, Resets Annually, 5.317%, 5/01/32 ...........     8,958,137     9,259,841
 Cap 11.53%, Margin 2.35% + CMT, Resets Annually, 6.528%, 4/01/30 .............     6,940,573     7,241,713
 Cap 11.635%, Margin 2.436% + CMT, Resets Annually, 5.639%, 6/01/32 ...........    12,689,475    13,193,266
 Cap 11.662%, Margin 2.47% + CMT, Resets Annually, 6.214%, 8/01/32 ............    17,534,019    18,258,325
 Cap 11.684%, Margin 1.25% + COFI, Resets Semi-Annually, 4.56%, 5/01/19 .......     2,159,239     2,217,423



                                                                                    PRINCIPAL
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                    AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
Cap 11.705%, Margin 2.19% + CMT, Resets Annually, 4.691%, 10/01/32 ............    $5,051,993    $5,208,302
Cap 11.73%, Margin 2.33% + CMT, Resets Annually, 6.572%, 2/01/29 ..............     2,029,179     2,116,675
Cap 11.869%, Margin 2.12% + CMT, Resets Annually, 6.505%, 2/01/30 .............     1,911,218     2,008,788
Cap 11.884%, Margin 2.211% + CMT, Resets Annually, 5.258%, 2/01/25 ............       400,842       413,827
Cap 11.901%, Margin 2.373% + CMT, Resets Annually, 4.939%, 5/01/29 ............     1,506,507     1,566,998
Cap 11.93%, Margin 2.00% + CMT, Resets Semi-Annually, 5.235%, 6/01/32 .........     3,046,661     3,169,185
Cap 11.94%, Margin 2.352%+ CMT, Resets Annually, 6.994%, 9/01/29 ..............     2,057,094     2,163,530
Cap 11.966%, Margin 1.25% + COFI, Resets Semi-Annually, 4.509%, 4/01/22 .......     2,422,882     2,477,304
Cap 12.13%, Margin 2.598% + CMT, Resets Annually, 5.134%, 9/01/25 .............     2,524,536     2,660,949
Cap 12.181%, Margin 2.628% + CMT, Resets Annually, 5.928%, 6/01/28 ............     9,728,246    10,192,962
Cap 12.233%, Margin 1.702% + COFI, Resets Semi-Annually, 5.346%, 1/01/19 ......     2,896,380     2,992,883
Cap 12.31%, Margin 1.62% + COFI, Resets Semi-Annually, 4.503%, 4/01/19 ........     2,902,908     2,969,225
Cap 12.312%, Margin 1.90% + COFI, Resets Semi-Annually, 5.289%, 10/01/22 ......     2,301,815     2,381,766
Cap 12.435%, Margin 2.146% + CMT, Resets Annually, 6.462%, 8/01/29 ............     2,333,577     2,431,337
Cap 12.563%, Margin 2.12% + CMT, Resets Annually, 5.303%, 10/01/24 ............    24,441,406    25,302,069
Cap 12.57%, Margin 2.23% + CMT, Resets Annually, 5.115%, 5/01/25 ..............     3,383,034     3,511,565
Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Annually, 6.883%, 11/01/18 ....       625,131       651,376
Cap 12.61%, Margin 2.508% + CMT, Resets Annually, 6.108%, 1/01/29 .............     4,337,277     4,539,016
Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.285%, 11/01/17 ............     5,940,018     6,185,682
Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 5.081%, 3/01/19 ..............     1,166,365     1,200,570
Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 5.125%, 10/01/28 ..............       303,159       314,030
Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 4.533%, 1/01/19 ..     2,263,685     2,283,025
Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.849%, 1/01/19 .............     1,205,547     1,243,774
Cap 12.70%, Margin 2.23% + CMT, Resets Annually, 6.378%, 3/01/30 ..............     2,955,245     3,067,374
Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 4.097%, 9/01/18 .............     7,666,736     7,834,875
Cap 12.76%, Margin 1.25% + COFI, Resets Monthly, 4.0950%, 5/01/18 .............    11,704,677    11,961,855
Cap 12.763%, Margin 1.25% + COFI, Resets Monthly, 4.085%, 6/01/20 .............     3,736,952     3,820,890
Cap 12.77%, Margin 2.00% + CMT, Resets Annually, 5.213%, 4/01/27 ..............    10,853,946    11,195,930
Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 5.064%, 11/01/20 ............     1,060,261     1,096,929
Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 5.001%, 5/01/19 .............     1,424,833     1,454,815
Cap 12.808%, Margin 1.25% + COFI, Resets Monthly, 4.355%, 5/01/36 .............     7,237,283     7,426,140
Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 7.132%, 6/01/17 .       514,308       533,195
Cap 12.848%, Margin 1.968% + CMT, Resets Annually, 5.003%, 12/01/17 ...........       380,338       389,516
Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 6.044%, 10/01/17 ......       635,707       662,172
Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 6.567%, 7/01/17 .     3,119,966     3,260,395
Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 4.097%, 2/01/19 .............        69,031        70,543
Cap 12.953%, Margin 2.125% + 6 Month TB, Resets Semi-Annually, 5.00%, 4/01/18 .       692,405       707,175
Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 4.964%, 12/01/19 ...........       855,274       883,386
Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 5.619%, 6/01/19 ..............     1,014,793     1,049,194
Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.819%, 2/01/20 ..............     5,171,210     5,334,854
Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 4.796%, 12/01/20 .       805,146       828,708
Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 6.03%, 4/01/19 .............     1,909,710     1,962,747
Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 5.427%, 6/01/19 ............     1,175,900     1,212,226
Cap 13.128%, Margin 2.02% + COFI, Resets Semi-Annually, 5.451%, 6/01/19 .......     1,208,650     1,249,032
Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 5.847%, 11/01/26       586,154       621,972
Cap 13.245%, Margin 2.178% + 3CMT, Resets Every 3 Years, 6.558%, 1/01/26 ......     2,398,803     2,488,853


ADJUSTABLE RATE SECURITIES PORTFOLIOS
Statement of Investments, October 31, 2002 (cont.)


                                                                                    PRINCIPAL
 U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                  AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
 Federal National Mortgage Association (FNMA) (cont.)
 Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 4.968%, 6/01/19 ..........      $926,135      $953,043
 Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 5.123%, 10/01/19 .........     1,491,344     1,534,083
 Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.187%, 4/01/03 ...........       538,342       543,939
 Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 5.225%, 9/01/22 .........     3,468,265     3,552,226
 Cap 13.54%, Margin 1.25% + COFI, Resets Monthly, 4.106%, 8/01/26 ...........       423,833       434,162
 Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 5.32%, 3/01/21 ..........     1,213,324     1,257,431
 Cap 13.688%, Margin 2.179% + 3CMT, Resets Every 3 Years, 7.394%, 3/01/26 ...     2,396,462     2,532,818
 Cap 13.791%, Margin 2.143% + CMT, Resets Annually, 4.962%, 12/01/20 ........     1,980,248     2,043,956
 Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 5.544%, 3/01/19 ..........       533,556       549,400
 Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.794%, 7/01/24     2,174,023     2,301,232
 Cap 13.85%, Margin 2.13% + 3CMT, Resets Every 3 Years, 8.084%, 3/01/22 .....       113,378       119,130
 Cap 13.86%, Margin 1.842% + CMT, Resets Annually, 5.502%, 8/01/16 ..........        58,626        59,529
 Cap 13.875%, Margin 1.975% + CMT, Resets Annually, 5.584%, 3/01/18 .........       534,725       542,779
 Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 6.359%, 2/01/19 ..........       555,319       573,419
 Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 6.37%, 12/01/18 ..........       783,573       809,687
 Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 5.919%, 1/01/19 .........     1,640,227     1,698,801
 Cap 14.083%, Margin 1.74% + CMT, Resets Annually, 4.974%, 4/01/32 ..........    10,544,577    10,778,353
 Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 7.025%, 5/01/21 ....     2,168,400     2,287,120
 Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 4.921%, 3/01/20 ..........       570,474       585,724
 Cap 14.437%, Margin 1.845% + CMT, Resets Annually, 5.691%, 10/01/14 ........       503,634       522,864
 Cap 14.561%, Margin 2.199% + 3CMT, Resets Every 3 Years, 6.893%, 12/01/24 ..     2,132,086     2,226,477
 Cap 14.68%, Margin 2.125% + 3CMT, Resets Every 3 Years, 7.036%, 8/01/22 ....       777,839       817,287
 Cap 14.725%, Margin 2.42%+ CMT, Resets Annually, 5.722%, 6/01/19 ...........     1,357,623     1,411,596
 Cap 14.769%, Margin 2.265% + 6 Month DR, Resets Semi-Annually, 7.76%, 3/01/25      796,022       851,992
 Cap 14.77%, Margin 2.61% + 3CMT, Resets Every 3 Years, 6.743%, 3/01/20 .....     1,257,874     1,314,042
 Cap 14.784%, Margin 1.87% + 3CMT, Resets Every 3 Years, 6.554%, 5/01/21 ....     3,091,580     3,199,323
 Cap 14.804%, Margin 2.186% + 3CMT, Resets Every 3 Years, 6.214%, 12/01/17 ..       766,156       788,451
 Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 4.509%, 1/01/16 ..........     2,590,130     2,638,406
 Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 5.154%, 5/01/19 .........     1,083,174     1,137,815
                                                                                             ------------
                                                                                              281,637,533
                                                                                             ------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 25.1%
aCap 9.00%, Margin 1.50% + CMT, Resets Annually, 4.00%, 11/01/32 ............    75,000,000   76,429,688
 Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 6.625%, 10/20/23 ..........       412,366      426,853
aCap 10.00%, Margin 1.50% + CMT, Resets Annually, 5.375%, 3/20/24 ...........     6,039,183    6,237,276
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.375%, 4/20/22 ...........     3,990,164    4,137,057
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.75%, 9/20/22 ............     1,677,960    1,730,815
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.625%, 10/20/24 ..........     1,498,478    1,551,088
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.625%, 10/20/26 ..........     1,879,675    1,944,410
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.375%, 1/20/27 ...........     6,734,649    6,870,192
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 6.75%, 9/20/27 ............     2,154,838    2,220,206
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.375%, 4/20/28 ...........     4,048,541    4,191,774
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.50%, 7/20/29 ............     5,885,970    6,022,041
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.25%, 4/20/30 ............     3,360,170    3,430,330
 Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 4.50%, 6/20/31 ............     2,917,102    2,978,088
 Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 5.375%, 2/20/23 ...........     3,753,106    3,875,620

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Statement of Investments, October 31, 2002 (cont.)


                                                                                  PRINCIPAL
 U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (CONT.)
 Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 6.75%, 7/20/23 ............    $2,161,368   $  2,229,395
 Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 5.375%, 5/20/24 ...........     3,620,873      3,755,441
 Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 8.75%, 7/20/25 ............       457,347        481,758
 Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 5.375%, 1/20/23 ...........     5,335,602      5,507,781
 Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 5.375%, 2/20/23 ...........     2,825,760      2,916,947
 Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 5.50%, 8/20/30 ............     4,184,046      4,275,483
 Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 6.625%, 12/20/24 ..........     2,306,584      2,386,627
                                                                                              ------------
                                                                                               143,598,870
                                                                                              ------------
 TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $538,745,797)                               541,911,457
                                                                                              ------------
 MISCELLANEOUS MORTGAGE BACKED SECURITIES .1%
 Home Owners Federal Savings & Loan, Cap 13.00%, Margin 1.75%,
 Resets Annually, 5.2077%, 1/25/18 ..........................................       205,465       205,401
 Sears Mortgage Securities, Cap 12.34%, Margin 1.10%, + COFI,
 Resets Annually, 3.84%, 7/25/21 ............................................        19,517        19,621
 Travelers Mortgage Services Inc., Cap 13.95%, Margin 2.25% + CMT,
 Resets Annually, 6.1113%, 12/25/18 .........................................       243,843       250,398
                                                                                              -----------
 TOTAL MISCELLANEOUS MORTGAGE BACKED SECURITIES (COST $473,763) .............                     475,420
                                                                                              -----------
 TOTAL LONG TERM INVESTMENTS (COST $539,219,560) ............................                 542,386,877
                                                                                              -----------
bREPURCHASE AGREEMENT (COST $101,988,813) 17.8%
 Joint Repurchase Agreement, 1.879%, 11/01/02,
 (Maturity Value $101,994,136) ..............................................   101,988,813   101,988,813
  ABN AMRO Inc. (Maturity Value $9,756,759)
  Bank of America Securities LLC (Maturity Value $9,756,759)
  Bear, Stearns & Co. Inc. (Maturity Value $9,756,759)
  BNP Paribas Securities Corp. (Maturity Value $9,756,759)
  Deutche Bank Securities Inc. (Maturity Value $9,756,759)
  Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $9,756,759)
  Goldman, Sachs & Co. (Maturity Value $9,756,759)
  Greenwich Capital Markets Inc. (Maturity Value $9,756,759)
  Lehman Brothers Inc. (Maturity Value $4,426,546)
  Morgan Stanley & Co. Inc. (Maturity Value $9,756,759)
  UBS Warburg LLC (Maturity Value $9,756,759)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and
   U.S. Government Agency Securities
                                                                                            -------------
TOTAL INVESTMENTS (COST $641,208,373) 112.5% ................................                 644,375,690
OTHER ASSETS, LESS LIABILITIES (12.5)% ......................................                 (71,866,029)
                                                                                            -------------
Total Net Assets 100.0% .....................................................                $572,509,661
                                                                                            =============

PORTFOLIO ABBREVIATIONS:
3CMT - 3 Year Constant Maturity Treasury Index
5CMT - 5 Year Constant Maturity Treasury Index
CMT  - 1 Year Constant Maturity Treasury Index
COFI - Eleventh District Cost of Funds Index
DR   - Discount Rate
NCI  - National Median Cost of Funds Index

TB   - Treasury Bill Rate


aSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
bSee Note 1(b) regarding joint repurchase agreement.

                                                                                                                                  79


                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2002


Assets:
 Investments in securities:
  Cost ..............................................    $539,219,560
                                                        -------------
  Value .............................................     542,386,877
 Repurchase agreements, at value and cost ...........     101,988,813
 Cash ...............................................          42,187
 Receivables:
  Investment securities sold ........................       4,173,519
  Capital shares sold ...............................         191,914
  Interest ..........................................       2,711,174
                                                        -------------
      Total assets ..................................     651,494,484
                                                        -------------
Liabilities:
 Payables:
  Investment securities purchased ...................      78,779,774
  Affiliates ........................................         180,377
 Other liabilities ..................................          24,672
                                                        -------------
      Total liabilities .............................      78,984,823
                                                        -------------
       Net assets, at value .........................    $572,509,661
                                                        =============
Net assets consist of:
 Net unrealized appreciation ........................      $3,167,317
 Accumulated net realized loss ......................     (12,316,677)
 Capital shares .....................................     581,659,021
                                                        -------------
 Net assets, at value ...............................    $572,509,661
                                                        =============
 Shares outstanding .................................      60,971,043
                                                        =============
 Net asset value and maximum offering
  price per share (net asset value
  (DIVIDE) shares outstanding) ......................           $9.39
                                                        =============

                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002


Investment income:
 Interest .....................................................   $15,505,192
                                                                  -----------
Expenses:
 Management fees (Note 3) .....................................     1,474,401
 Custodian fees ...............................................         3,695
 Professional fees ............................................        22,657
 Trustees' fees and expenses ..................................        12,972
 Other ........................................................        22,611
                                                                  -----------
      Total expenses ..........................................     1,536,336
                                                                  -----------
       Net investment income ..................................    13,968,856
                                                                  -----------
Realized and unrealized gains:
 Net realized gain from investments ...........................       566,389
 Net unrealized appreciation on investments ...................       802,242
                                                                  -----------
Net realized and unrealized gain ..............................     1,368,631
                                                                  -----------
Net increase in net assets resulting from operations ..........   $15,337,487
                                                                  ===========
                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2002 AND 2001


                                                                                  2002            2001
                                                                            -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................    $13,968,856      $13,383,605
  Net realized gain (loss) from investments .............................        566,389          (87,540)
  Net unrealized appreciation on investments ............................        802,242        5,301,929
                                                                            -----------------------------
      Net increase in net assets resulting from operations ..............     15,337,487       18,597,994
 Distributions to shareholders from net investment income ...............    (17,202,234)     (14,499,784)
 Capital share transactions: (Note 2) ...................................    320,827,334       16,499,844
                                                                            -----------------------------
      Net increase in net assets ........................................    318,962,587       20,598,054
Net assets (there is no undistributed net investment
 income at beginning or end of year):
 Beginning of year ......................................................    253,547,074      232,949,020
                                                                            -----------------------------
 End of year ............................................................   $572,509,661     $253,547,074
                                                                            -----------------------------
                       See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one portfolio, the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolio). The shares of the Trust are issued in private placements and are exempt from registration under the Securities Act of 1933. The investment objective of the Portfolio is to seek current income.

The following summarizes the Portfolio's significant accounting policies:

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2002, all repurchase agreements had been entered into on that date.

C. INCOME TAXES

No provision has been made for income taxes because the Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

ADJUSTABLE RATE SECURITIES PORTFOLIOS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST

At October 31, 2002, there was an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolio's shares were as follows:

                                                      SHARES           AMOUNT
                                                   ----------------------------
Year ended October 31, 2002
Shares sold .....................................   43,035,917    $ 404,105,062
Shares issued in reinvestment of distributions ..    1,830,890       17,202,234
Shares redeemed .................................  (10,683,710)    (100,479,962)
                                                   ----------------------------
Net increase ....................................   34,183,097    $ 320,827,334
                                                   ============================
Year ended October 31, 2001
Shares sold .....................................    8,669,523    $  81,531,566
Shares issued in reinvestment of distributions ..    1,542,498       14,499,784
Shares redeemed .................................   (8,473,365)     (79,531,506)
                                                   ----------------------------
Net increase ....................................    1,738,656    $  16,499,844
                                                   ============================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, LLC (Advisers), the Portfolio's investment manager (a wholly-owned subsidiary of Franklin Resources, Inc.) and trustees of Franklin Investors Securities Trust.

The Portfolio pays an investment management fee to Advisers of .400% of the first $5 billion of the portfolio's month end net assets. Fees are further reduced on net assets over $5 billion.

At October 31, 2002, all shares of the Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund.


4. INCOME TAXES

At October 31, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

        Cost of investments ...........  $641,208,373
                                         ------------
        Unrealized appreciation .......  $  3,930,310
        Unrealized depreciation .......      (762,993)
                                         ------------
        Net unrealized appreciation ...  $  3,167,317
                                         ============

ADJUSTABLE RATE SECURITIES PORTFOLIOS

U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

At October 31, 2002, the Portfolio had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2003 .........................  $  7,677,608
         2004 .........................       419,303
         2007 .........................       140,123
         2008 .........................       210,331
         2009 .........................     1,202,281
         2010 .........................     2,667,031
                                         ------------
                                          $12,316,677
                                         ============

At October 31, 2002 the Portfolio had expired capital loss carryovers of $67,102,060, which were reclassified to paid-in capital.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of paydown losses.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of paydown losses.

The tax character of distributions paid during the year ended October 31, 2002, was the same for financial statement and tax purposes.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2002 aggregated $605,102,039 and $300,432,535, respectively.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDER OF
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Government Adjustable Rate Mortgage Portfolio (the "Portfolio") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 5, 2002

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS                                                     NUMBER OF
                                                                         PORTFOLIOS IN FUND
                                                     LENGTH OF            COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION            TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------


FRANK H. ABBOTT, III (81)        Trustee             Since 1991                  106                   None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)            Trustee             Since 1991                  133                   Director, Bar-S Foods (meat
One Franklin Parkway                                                                                   packing company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)
One Franklin Parkway
San Mateo, CA 94403-1906         Trustee             Since 1991                  134                   None

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (73)
One Franklin Parkway
San Mateo, CA 94403-1906         Trustee             Since 1991                  106                   Director, The California
                                                                                                       Center for Land Recycling
                                                                                                       (redevelopment).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)           Trustee             Since 1992                  133                   Director, White Mountains
One Franklin Parkway                                                                                   Insurance Group, Ltd.(holding
San Mateo, CA 94403-1906                                                                               company); Martek Biosciences
                                                                                                       Corporation; WorldCom, Inc.
                                                                                                       (communications services);
                                                                                                       MedImmune, Inc.
                                                                                                       (biotechnology); Overstock.co
                                                                                                       (Internet services); and
                                                                                                       Spacehab, Inc. (aerospace
                                                                                                       services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National Association of
Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------



                                                                                                                                  87

INTERESTED BOARD MEMBERS AND OFFICERS                                         NUMBER OF
                                                                         PORTFOLIOS IN FUND
                                                     LENGTH OF            COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION            TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)        Trustee and         Trustee                     133                   None
One Franklin Parkway             Chairman of         since 1991
San Mateo, CA 94403-1906         the Board           and Chairman of
                                                     the Board
                                                     since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (62)    Trustee, President  Trustee since 1991 and      116                   None
One Franklin Parkway             and Chief           President and Chief
San Mateo, CA 94403-1906         Executive Officer-  Executive Officer-
                                 Investment          Investment Management
                                 Management          since October 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

**WILLIAM J. LIPPMAN (77)        Trustee and         Trustee and                 16                    None
One Parker Plaza, 9th Floor      President and Chief President since 1993
Fort Lee, NJ 07024               Executive Officer-  and Chief Executive
                                 Investment          Officer- Investment
                                 Management          Management since
                                                     October 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Resources, Inc. and Franklin Private Client Group, Inc.; President, Franklin Advisory Services,
LLC.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of two of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (57)             Vice President      Since 1991                  Not Applicable        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                             NUMBER OF
                                                                         PORTFOLIOS IN FUND
                                                     LENGTH OF            COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION            TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)          Vice President      Since 1995            Not Applicable              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (55)            Senior Vice         Since                 Not Applicable              None
500 East Broward Blvd.           President and Chief October 2002
Suite 2100                       Executive Officer-
Fort Lauderdale, FL 33394-3091   Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; and officer of some of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)               Vice President      Since 2000            Not Applicable              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property
Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (55)            Vice President      Since 2000            Not Applicable              None
One Franklin Parkway
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc. and
officer of one of the other subsidiaries of Franklin Resources, Inc., and of 50 of the investment companies in Franklin Templeton
Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and Exchange Commission (1986-1995); Attorney,
Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)           Vice President -    Since May 2002        Not Applicable              Director, FTI Banque, Arch
600 5th Avenue                   AML                                                                   Chemicals, Inc. and Lingnan
Rockefeller Center               Compliance                                                            Foundation.
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                                  89

                                                                             NUMBER OF
                                                                         PORTFOLIOS IN FUND
                                                     LENGTH OF            COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION            TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)        Treasurer and Chief Treasurer since 2000  Not Applicable              None
One Franklin Parkway             Financial Officer   and Chief Financial
San Mateo, CA 94403-1906                             Officer since
                                                     September 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)           Vice President and  Since 2000            Not Applicable              None
One Franklin Parkway             Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive
Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton
Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the
Trust's adviser and distributor. William J. Lippman is considered an interested person of the Trust under the federal securities laws due to his position as an officer of Franklin Resources, Inc
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


------------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
------------------------------------------------------------------------------------------------------------------------------------

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

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


LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund
GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund


Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 3
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 4
Franklin Short-Intermediate
 U.S. Government Securities Fund 3
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 3
Franklin Federal Money Fund 3,5
Franklin Money Fund 3,5


TAX-FREE INCOME6
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 7
Tax-Exempt Money Fund 3,5
STATE-SPECIFIC
TAX-FREE INCOME 6


Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 9


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

7. Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           09/02

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

ANNUAL REPORT
FRANKLIN INVESTORS SECURITIES TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIALBEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Investors Securities Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST2 A2002 12/02

[LOGO OMITTED] Printed on recycled paper